                                                         Free Writing Prospectus
                                                      Filed Pursuant to Rule 433
                                          Registration Statement No.: 333-131262

INFORMATION IN THESE MATERIALS MAY BE AMENDED OR COMPLETED PRIOR TO SALE, DATED
                                JUNE 10, 2007.

                     STRUCTURAL AND COLLATERAL INFORMATION

                                 $3,498,826,000
                                 (APPROXIMATE)

                 WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC.
                                   DEPOSITOR

                    WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                  CLASSES A-1, A-2, A-PB, A-3, A-4, A-1A, IO,
                          A-M, A-J, B, C, D, E AND F

--------------------------------------------------------------------------------
                                 SERIES 2007-C32
--------------------------------------------------------------------------------

                                 JUNE 10, 2007

                                   Sponsors
                      WACHOVIA BANK, NATIONAL ASSOCIATION
                      ARTESIA MORTGAGE CAPITAL CORPORATION

                                Master Servicer
                      WACHOVIA BANK, NATIONAL ASSOCIATION

                               Special Servicer
                        CWCAPITAL ASSET MANAGEMENT LLC

                           [WACHOVIA SECURITIES LOGO]

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               TABLE OF CONTENTS

Transaction Structure
   Transaction Terms ......................................................    3
   Structure Overview .....................................................    8
Mortgage Pool Characteristics as of the Cut-Off Date

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------

TRANSACTION STRUCTURE
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------
   NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE
   MEANINGS ASCRIBED TO THEM IN THE PROSPECTUS SUPPLEMENT, DATED JUNE 10,
   2007.

ISSUE TYPE                Sequential pay REMIC. Class A-1, Class A-2, Class
                          A-PB, Class A-3, Class A-4, Class A-1A, Class IO,
                          Class A-M, Class A-J, Class B, Class C, Class D, Class
                          E and Class F Certificates (the "Offered
                          Certificates") are offered publicly. All other
                          Certificates will be privately placed.

CUT-OFF DATE              All Mortgage Loan characteristics are based on
                          balances as of the Cut-Off Date, which is June 1,
                          2007, with respect to 2 Mortgage Loans, June 7, 2007,
                          with respect to 1 Mortgage Loan, and June 11, 2007,
                          with respect to 140 Mortgage Loans. All percentages
                          presented herein are approximate.

MORTGAGE POOL             The Mortgage Pool consists of 143 Mortgage Loans (the
                          "Mortgage Loans") with an aggregate principal balance
                          as of the Cut-Off Date of $3,857,153,069 (the "Cut-Off
                          Date Pool Balance"), subject to a variance of plus or
                          minus 5%. The Mortgage Loans are secured by 276
                          properties (the "Mortgaged Properties") located
                          throughout 37 states, the District of Columbia and the
                          Cayman Islands. The Mortgage Pool will be deemed to
                          consist of 2 loan groups ("Loan Group 1" and "Loan
                          Group 2" and, together, the "Loan Groups"). Loan Group
                          1 will consist of all of the Mortgage Loans that are
                          not secured by Mortgaged Properties that are
                          multifamily properties, with an aggregate principal
                          balance as of the Cut-Off Date of $3,413,956,275 (the
                          "Cut-Off Date Group 1 Balance"). Loan Group 2 will
                          consist of 29 Mortgage Loans that are secured by
                          Mortgaged Properties that are multifamily properties
                          with an aggregate principal balance as of the Cut-Off
                          Date of $443,196,794 (the "Cut-Off Date Group 2
                          Balance").

DEPOSITOR                 Wachovia Commercial Mortgage Securities, Inc.

UNDERWRITERS              Wachovia Capital Markets, LLC, Barclays Capital Inc.
                          and Goldman, Sachs & Co. It is intended that Wachovia
                          Securities International Limited will act as a member
                          of the selling group on behalf of Wachovia Capital
                          Markets, LLC and may sell Offered Certificates on
                          behalf of Wachovia Capital Markets, LLC in certain
                          jurisdictions.

MORTGAGE LOAN SELLERS
   AND SPONSORS           Wachovia Bank, National Association ("Wachovia") and
                          Artesia Mortgage Capital Corporation ("Artesia").

                                       NUMBER OF     AGGREGATE      PERCENTAGE OF
                                        MORTGAGE    CUT-OFF DATE     CUT-OFF DATE
MORTGAGE LOAN SELLER                     LOANS        BALANCE        POOL BALANCE
------------------------------------   ---------   --------------   -------------

Wachovia Bank, National Association       126      $3,775,635,069        97.9%
Artesia Mortgage Capital Corporation       17          81,518,000         2.1
                                          ---      --------------       -----
   TOTAL                                  143      $3,857,153,069       100.0%
                                          ===      ==============       =====

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                        3

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

TRUSTEE                   Wells Fargo Bank, N.A.

MASTER SERVICER           Wachovia Bank, National Association

SPECIAL SERVICER          CWCapital Asset Management LLC.

RATING AGENCIES           Moody's Investors Service, Inc. ("Moody's") and
                          Standard & Poor's Ratings Services, a division of The
                          McGraw-Hill Companies Inc. ("S&P").

DENOMINATIONS             $10,000 minimum for the Offered Certificates.

CLOSING DATE              On or about June 28, 2007.

SETTLEMENT TERMS          Book-entry through DTC for all Offered Certificates.

DISTRIBUTION DATE         The fourth business day following the related
                          Determination Date, commencing in July 2007.

DETERMINATION DATE        The 11th day of each month, or if such 11th day is not
                          a business day, the next succeeding business day,
                          commencing, with respect to the Offered Certificates,
                          in July 2007.

INTEREST DISTRIBUTIONS    Each Class of Offered Certificates will be entitled on
                          each Distribution Date to interest accrued at its
                          Pass-Through Rate for such Distribution Date on the
                          outstanding Certificate Balance or Notional Amount of
                          such Class. Interest will be distributed on each
                          Distribution Date in sequential order of Class
                          designations, with the Class A-1, Class A-2, Class
                          A-PB, Class A-3, Class A-4, Class A-1A, and the Class
                          IO Certificates and the Class A-4FL Regular Interest
                          ranking pari passu in entitlement to interest.

                          The Offered Certificates will accrue interest on the
                          basis of a 360-day year consisting of twelve 30-day
                          months.

                          The interest accrual period with respect to any
                          Distribution Date and any Class of Offered
                          Certificates is the calendar month preceding the month
                          in which the Distribution Date occurs.

PRINCIPAL DISTRIBUTIONS   Principal will be distributed on each Distribution
                          Date in accordance with the priorities set forth in
                          "DESCRIPTION OF THE CERTIFICATES--Distributions" in
                          the free writing prospectus, dated June 10, 2007 (the
                          "Prospectus Supplement"). Generally, the Class A-1,
                          Class A-2, Class A-PB, Class A-3 and Class A-4
                          Certificates and the Class A-4FL Regular Interest will
                          only be entitled to receive distributions of principal
                          collected or advanced in respect of Mortgage Loans in
                          Loan Group 1 until the Certificate Balance of the
                          Class A-1A Certificates has been reduced to zero, and
                          the Class A-1A Certificates will only be entitled to
                          receive distributions of principal collected or
                          advanced in respect of Mortgage Loans in Loan Group 2
                          until the Certificate Balances of the Class A-4
                          Certificates and the Class A-4FL Regular Interest have
                          been reduced to zero. If, due to losses, the
                          Certificate Balances of the Class A-M, Class A-J and
                          Class B through Class S Certificates and the Class
                          A-MFL Regular Interest is reduced to zero, but any two
                          or more of the Class A-1, Class A-2, Class A-PB, Class
                          A-3, Class A-4 and Class A-1A Certificates and the
                          Class A-4FL Regular Interest remain outstanding,
                          payments of principal (other than distributions of
                          principal otherwise allocable to reduce the
                          Certificate Balance of the Class A-PB Certificates to
                          its planned principal amount) to the Class A-1, Class
                          A-2, Class A-PB, Class A-3, Class A-4 and Class A-1A
                          Certificates and the Class A-4FL Regular Interest will
                          be made on a pro rata basis.

LOSSES                    Realized Losses and Additional Trust Fund Expenses, if
                          any, will be allocated to the Class S, Class Q, Class
                          P, Class O, Class N, Class M, Class L, Class K, Class
                          J, Class H, Class G, Class F, Class E, Class D, Class
                          C, Class B, Class A-J Certificates, in that order, and
                          then, pro rata, to the Class A-M and Class A-MFL
                          Regular Interest, and then, pro rata, to the Class
                          A-1, Class A-2, Class A-PB, Class A-3, Class A-4 and
                          Class A-1A Certificates and the Class A-4FL Regular
                          Interest.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                        4

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

PREPAYMENT PREMIUMS
   AND YIELD
   MAINTENANCE CHARGES    Any Prepayment Premiums or Yield Maintenance Charges
                          actually collected on a Mortgage Loan during the
                          related collection period in which the prepayment
                          occurred will be distributed to Certificateholders on
                          the related Distribution Date following the collection
                          period in which the prepayment occurred. Generally,
                          the Class A-1, Class A-2, Class A-PB, Class A-3 and
                          Class A-4 Certificates and the Class A-4FL Regular
                          Interest will only be entitled to receive
                          distributions of Prepayment Premiums or Yield
                          Maintenance Charges in respect of Mortgage Loans in
                          Loan Group 1 until the Certificate Balance of the
                          Class A-1A Certificates has been reduced to zero, and
                          the Class A-1A Certificates will only be entitled to
                          receive distributions of Prepayment Premiums or Yield
                          Maintenance Charges in respect of Mortgage Loans in
                          Loan Group 2 until the Certificate Balances of the
                          Class A-4 Certificates and the Class A-4FL Regular
                          Interest have been reduced to zero. On each
                          Distribution Date, the holders of each Class of
                          Offered Certificates and the Class G, Class H, Class J
                          and Class K Certificates then entitled to principal
                          distributions will be entitled to a portion of
                          Prepayment Premiums or Yield Maintenance Charges equal
                          to the product of (a) the amount of such Prepayment
                          Premiums or Yield Maintenance Charges, multiplied by
                          (b) a fraction, the numerator of which is equal to the
                          excess, if any, of the Pass-Through Rate of such Class
                          of Certificates over the relevant Discount Rate, and
                          the denominator of which is equal to the excess, if
                          any, of the Mortgage Rate of the prepaid Mortgage Loan
                          over the relevant Discount Rate, multiplied by (c) a
                          fraction, the numerator of which is equal to the
                          amount of principal distributable on such Class of
                          Certificates on such Distribution Date, and the
                          denominator of which is the Principal Distribution
                          Amount for such Distribution Date.

                          The portion, if any, of the Prepayment Premiums or
                          Yield Maintenance Charges remaining after any payments
                          described above will be distributed to the holders of
                          the Class IO Certificates.

NON-SERVICED LOANS        The Beacon D.C. & Seattle Pool Loan and the DDR
                          Southeast Pool Loan will each be serviced pursuant to
                          the pooling and servicing agreement relating to other
                          transactions. See "SERVICING OF THE MORTGAGE
                          LOANS--Servicing of the Beacon D.C. & Seattle Pool
                          Loan" and "--Servicing of the DDR Southeast Pool Loan"
                          in the Prospectus Supplement.

ADVANCES                  The Master Servicer, and if the Master Servicer fails
                          to do so, the Trustee, will be obligated to make P&I
                          Advances and Servicing Advances, including delinquent
                          property taxes and insurance, on the Mortgage Loans
                          (other than with respect to the DDR Southeast Pool
                          Loan after the securitization of the related pari
                          passu Note A-1 companion loan, and the Beacon D.C. &
                          Seattle Pool Loan), but only to the extent that such
                          Advances are not deemed non-recoverable and, in the
                          case of P&I Advances, subject to any Appraisal
                          Reductions that may occur. With respect to the DDR
                          Southeast Pool Loan, Servicing Advances are expected
                          to be made, on and after the securitization of the
                          related pari passu note A-1 companion loan, by the
                          master servicer for that securitization. With respect
                          to the Beacon D.C. & Seattle Pool Loan, Servicing
                          Advances will generally be made by the Morgan Stanley
                          Capital I Trust 2007-IQ14 Master Servicer. The Master
                          Servicer under the Pooling and Servicing Agreement
                          will make P&I Advances with respect to the Beacon D.C.
                          & Seattle Pool Loan and the DDR Southeast Pool Loan.

APPRAISAL REDUCTIONS      An appraisal reduction generally will be created in
                          the amount, if any, by which the principal balance of
                          a Required Appraisal Loan (plus other amounts overdue
                          or advanced in connection with such loan) exceeds 90%
                          of the appraised value of the related Mortgaged
                          Property plus all escrows and reserves (including
                          letters of credit) held with respect to the Mortgage
                          Loan. As a result of calculating an Appraisal
                          Reduction Amount for a given Mortgage Loan, the P&I
                          Advance for such Mortgage Loan will be reduced, which
                          will have the effect of reducing the amount of
                          interest available for distribution to the Subordinate
                          Certificates in reverse order of priority of the
                          Classes. An Appraisal Reduction will be reduced to
                          zero as of the date the related Mortgage Loan has been
                          brought current for at least three consecutive months,
                          paid in full, liquidated, repurchased or otherwise
                          disposed.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                        5

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

OPTIONAL TERMINATION      The Master Servicer, the Special Servicer and certain
                          Certificateholders will have the option to terminate
                          the Trust Fund in whole, but not in part, and purchase
                          the remaining assets of the Trust Fund on or after the
                          Distribution Date on which the Stated Principal
                          Balance of the Mortgage Loans then outstanding is less
                          than 1% of the Cut-Off Date Pool Balance. Such
                          purchase price will generally be at a price equal to
                          the unpaid aggregate principal balance of the Mortgage
                          Loans (or fair market value in the case of REO
                          Properties), plus accrued and unpaid interest and
                          certain other additional trust fund expenses.

                          The Trust Fund may also be terminated under certain
                          circumstances when the Offered Certificates have been
                          paid in full and the remaining outstanding
                          Certificates (other than the Class Z Certificates,
                          Class R-I Certificates and Class R-II Certificates)
                          are held by a single Certificateholder.

CONTROLLING CLASS         The Class of Sequential Pay Certificates (a) which
                          bears the latest alphabetical Class designation and
                          (b) the Certificate Balance of which is greater than
                          25% of its original Certificate Balance; provided,
                          however, if no Class of Sequential Pay Certificates
                          satisfies clause (b) above, the Controlling Class
                          shall be the outstanding Class of Sequential Pay
                          Certificates bearing the latest alphabetical Class
                          designation.

CONTROLLING CLASS
   REPRESENTATIVE         The representative appointed by the holder of the
                          majority of the Class Principal Balance of the
                          Controlling Class. In addition, the holders of the
                          Companion Loans may have the ability to exercise some
                          or all of the rights of the Controlling Class and the
                          Controlling Class Representative. See "SERVICING OF
                          THE MORTGAGE LOANS--The Controlling Class
                          Representative" in the Prospectus Supplement for more
                          information.

ERISA                     The Offered Certificates are expected to be ERISA
                          eligible.

SMMEA                     The Offered Certificates are not expected to be
                          "mortgage-related securities" for the purposes of
                          SMMEA.

TAX                       The Offered Certificates will be treated as regular
                          interests in a REMIC.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                        6

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

WACHOVIA CAPITAL MARKETS, LLC

Charles Culbreth
(704) 383-7716 (Phone)
(704) 715-0066 (Fax)

Bill White
(704) 715-8440 (Phone)
(704) 715-1214 (Fax)

Chris Campbell
(704) 715-8440 (Phone)
(704) 715-1214 (Fax)

BARCLAYS CAPITAL INC.

Haejin Baek
(212) 412-1863 (Phone)
(212) 412-7489 (Fax)

Brian Dixon
(212) 412-2663 (Phone)
(212) 412-7305 (Fax)

Craig Leonard
(212) 412-2663 (Phone)
(212) 412-7305 (Fax)

Sang Yu
(212) 412-3685 (Phone)
(212) 412-1678 (Fax)

GOLDMAN, SACHS & CO.

Anthony Kim
(212) 357-7160 (Phone)
(212) 903-1691 (Fax)

Scott Walter
(212) 357-8910 (Phone)
(212) 902-1691 (Fax)

Mitch Resnick
+44-20-7774-3068 (Phone)
+44-20-75520-0990 (Fax)

Omar Chaudhary
+81-3-6437-7198 (Phone)
+81-3-6437-1200 (Fax)

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                        7

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------

STRUCTURE OVERVIEW
--------------------------------------------------------------------------------
OFFERED CERTIFICATES

               EXPECTED                                APPROX.
              RATINGS(1)         CERTIFICATE            % OF
            -------------          BALANCE          CUT-OFF DATE
CLASS       MOODY'S   S&P   OR NOTIONAL AMOUNT(2)   POOL BALANCE
----------------------------------------------------------------

 A-1          Aaa     AAA       $   25,707,000          0.672%
 A-2          Aaa     AAA       $  946,379,000         24.749%
 A-PB         Aaa     AAA       $   62,827,000          1.643%
 A-3          Aaa     AAA       $1,073,589,000         28.076%
 A-4(5)       Aaa     AAA       $  125,000,000          3.269%
 A-1A         Aaa     AAA       $  443,196,000         11.590%
 IO(6)(7)     Aaa     AAA       $3,823,853,068
 A-M(5)       Aaa     AAA       $  382,385,000         10.000%
 A-J          Aaa     AAA       $  253,330,000          6.625%
 B            Aa1     AA+       $   43,019,000          1.125%
 C            Aa2      AA       $   47,798,000          1.250%
 D            Aa3     AA-       $   28,679,000          0.750%
 E             A1      A+       $   28,679,000          0.750%
 F             A2      A        $   38,238,000          1.000%

                                                        ASSUMED
            APPROX.     WEIGHTED                         FINAL
             CREDIT      AVERAGE       PRINCIPAL     DISTRIBUTION
CLASS       SUPPORT   LIFE(YRS)(3)     WINDOW(3)        DATE(3)      RATE TYPE
--------------------------------------------------------------------------------

 A-1        30.000%       3.04       07/07 - 03/12     03/15/12        Fixed
 A-2        30.000%       4.90       03/12 - 06/12     06/15/12       WAC(4)
 A-PB       30.000%       7.29       06/12 - 02/17     02/15/17       WAC(4)
 A-3        30.000%       9.83       02/17 - 05/17     05/15/17       WAC(4)
 A-4(5)     30.000%       9.88       05/17 - 05/17     05/15/17       WAC(4)
 A-1A       30.000%       8.59       07/07 - 05/17     05/15/17       WAC(4)
 IO(6)(7)                                                           Variable IO
 A-M(5)     20.000%       9.94       05/17 - 06/17     06/15/17       WAC(4)
 A-J        13.375%       9.96       06/17 - 06/17     06/15/17       WAC(4)
 B          12.250%       9.96       06/17 - 06/17     06/15/17       WAC(4)
 C          11.000%       9.96       06/17 - 06/17     06/15/17       WAC(4)
 D          10.250%       9.96       06/17 - 06/17     06/15/17       WAC(4)
 E           9.500%       9.96       06/17 - 06/17     06/15/17       WAC(4)
 F           8.500%       9.96       06/17 - 06/17     06/15/17       WAC(4)

NON-OFFERED CERTIFICATES

                EXPECTED    CERTIFICATE     APPROX.                                         ASSUMED
               RATINGS(1)    BALANCE OR      % OF      APPROX.    WEIGHTED                   FINAL
             -------------    NOTIONAL   CUT-OFF DATE   CREDIT     AVERAGE    PRINCIPAL  DISTRIBUTION
CLASS        MOODY'S   S&P   AMOUNT(2)   POOL BALANCE  SUPPORT  LIFE(YRS)(3)  WINDOW(3)     DATE(3)    RATE TYPE
----------------------------------------------------------------------------------------------------------------

A-4FL(5)(8)    Aaa     AAA     TBD
A-MFL(5)(8)    Aaa     AAA     TBD
G               A3     A-   $43,018,000     1.125%      7.375%       (9)         (9)     (9)            WAC(4)
H              Baa1   BBB+  $47,799,000     1.250%      6.125%       (9)         (9)     (9)            WAC(4)
J              Baa2    BBB  $52,578,000     1.375%      4.750%       (9)         (9)     (9)            WAC(4)
K              Baa3   BBB-  $33,458,000     0.875%      3.875%       (9)         (9)     (9)            WAC(4)
L              Ba1     BB+  $19,120,000     0.500%      3.375%       (9)         (9)     (9)           Fixed(10)
M              Ba2     BB   $ 9,559,000     0.250%      3.125%       (9)         (9)     (9)           Fixed(10)
N              Ba3     BB-  $14,340,000     0.375%      2.750%       (9)         (9)     (9)           Fixed(10)
O               B1     BB+  $ 9,559,000     0.250%      2.500%       (9)         (9)     (9)           Fixed(10)
P               B2      B   $ 9,560,000     0.250%      2.250%       (9)         (9)     (9)           Fixed(10)
Q               B3      B-  $ 9,560,000     0.250%      2.000%       (9)         (9)     (9)           Fixed(10)
S               NR     NR   $76,476,068     2.000%      0.000%       (9)         (9)     (9)           Fixed(10)

(1)  By each of Moody's Investors Service, Inc. and Standard & Poor's Ratings
     Services, a division of The McGraw-Hill Companies, Inc. See "RATINGS" in the Prospectus Supplement.

(2)  Subject to a permitted variance of plus or minus 5.0%.

(3)  Based on no prepayments and the other assumptions set forth under "YIELD
     AND MATURITY CONSIDERATIONS--Weighted Average Life" in the Prospectus
     Supplement.

(4)  The pass-through rate applicable to each of the Class A-2, Class A-PB,
     Class A-3, Class A-4, Class A-1A, Class A-M, Class A-J, Class B, Class C,
     Class D, Class E, Class F, Class G, Class H, Class J and Class K
     Certificates for any distribution date will be equal to the applicable weighted average net mortgage rate (calculated as described in the
     Prospectus Supplement) for the related date.

(5)  The principal allocation between each of the Class A-4 and Class A-4FL
     Certificates, and the Class A-M and Class A-MFL Certificates, respectively, will be determined by market demand up to the amount indicated on the respective fixed rate class.

(6)  Any information we provide regarding the terms of these Certificates is provided only to enhance your understanding of the Offered Certificates.
     The Class IO Certificates will not have a certificate balance and their holders will not receive distributions of principal, but these holders are entitled to receive payments of the aggregate interest accrued on the notional amount of the Class IO Certificates. The interest rate applicable to the Class IO Certificates for each distribution date will generally be as described in the Prospectus Supplement. See "DESCRIPTION OF THE
     CERTIFICATES--Pass-Through Rates" in the Prospectus Supplement.

(7)  The Class IO Certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of the Class IO Certificates, as described in the
     Prospectus Supplement. The interest rate applicable to the Class IO
     Certificates, for each distribution date will be as described in The
     Prospectus Supplement. See "DESCRIPTION OF THE CERTIFICATES--Pass-Through
     Rates" in the Prospectus Supplement.

(8)  The certificate balance of the Class A-4FL and Class A-MFL Certificates will be equal to the certificate balance of the Class A-4FL Regular
     Interest and Class A-MFL Regular Interest, respectively.

(9)  Not offered publicly. Any information we provide herein regarding the terms of these Certificates is provided only to enhance your understanding of the
     Offered Certificates.

(10) The pass-through rate applicable to each of the Class L, Class M, Class N,
     Class O, Class P, Class Q and Class S Certificates for any distribution date will be subject to a maximum rate equal to the applicable weighted average net mortgage rate (calculated as described in the Prospectus
     Supplement) for the related date.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                        8

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------

STRUCTURE OVERVIEW
--------------------------------------------------------------------------------

                   LOAN GROUP 1 SHORT-TERM COLLATERAL SUMMARY

 MORTGAGE
   LOAN                                            CUT-OFF DATE       BALLOON
  NUMBER                 PROPERTY NAME                BALANCE         BALANCE*
--------------------------------------------------------------------------------

CLASS A-1
 115        Rockbridge Place                      $4,300,000.00     $  4,300,000

            CLASS A-1 TOTAL BALLOON PAYMENT                         $  4,300,000
                                                                    ------------
            CLASS A-1 AMORTIZATION                                    21,407,000
                                                                    ------------
            TOTAL CLASS A-1 CERTIFICATE BALANCE                     $ 25,707,000
CLASS A-2                                                           ============
  62        Barrington Terrace                    $  13,000,000     $ 12,354,282
  55        Lazy Days Marina                      $  14,000,000       13,550,037
   1        Beacon D.C. & Seattle Pool            $ 414,000,000      414,000,000
   8        17 Battery Place South                $  95,000,000       95,000,000
  16        450-460 Park Avenue South             $  54,000,000       54,000,000
  39        Wyndham - Atlanta, GA                 $  26,000,000       26,000,000
  44        72 Madison Avenue                     $  22,000,000       22,000,000
  78        Glenwood Plaza                        $  10,550,000       10,550,000
 109        The Timmons Place Office Building     $   5,350,000        5,350,000
 119        The Timmons Square Office Building    $   3,850,000        3,850,000
   2        ING Hospitality Pool                  $ 283,850,000      283,850,000
 125        Ridge Road Shopping Center            $   3,400,000        3,400,000
                                                                    ------------

            CLASS A-2 TOTAL BALLOON PAYMENT                         $943,904,319

            CLASS A-2 AMORTIZATION                                     2,474,681
                                                                    ------------
            TOTAL CLASS A-2 CERTIFICATE BALANCE                     $946,379,000
CLASS A-PB                                                          ============
  54        65 West 36th Street                   $  14,750,000     $ 14,750,000
                                                                    ------------
            CLASS A-PB TOTAL BALLOON PAYMENT                        $ 14,750,000

            CLASS A-PB AMORTIZATION                                   48,077,000
                                                                    ------------
            TOTAL CLASS A-PB CERTIFICATE BALANCE                    $ 62,827,000
                                                                    ============

                               WEIGHTED   WEIGHTED    WEIGHTED
  MORTGAGE                     AVERAGE    AVERAGE      AVERAGE      WEIGHTED
    LOAN         PROPERTY     REMAINING  REMAINING  CUT-OFF DATE    AVERAGE
   NUMBER          TYPE          TERM     IO TERM        LTV       DSC RATIO
----------------------------------------------------------------------------

CLASS A-1
 115              Retail         53          53         80.4%        1.62x

CLASS A-2
  62            Healthcare       57           9         69.1%        1.37x
  55         Special Purpose     58          22         59.4%        1.69x
   1             Various         59          59         78.7%        1.27x
   8              Office         59          59         70.4%        1.54x
  16              Office         59          59         77.1%        1.35x
  39           Hospitality       59          59         79.0%        1.44x
  44              Office         59          59         78.6%        1.29x
  78              Office         59          59         50.7%        1.86x
 109              Office         59          59         67.7%        1.28x
 119              Office         59          59         75.5%        1.23x
   2           Hospitality       60          60         63.8%        2.14x
 125              Retail         60          60         54.0%        1.97x

                                 59          58         72.4%        1.58X

CLASS A-PB
  54              Office         83          83         56.7%        1.21x

*    The information presented above is intended to depict the assumed effect of the repayment of certain Mortgage Loans on certain classes of the
     Certificates. As of the Cut-Off Date, the balloon balances, total balloon payments and remaining class amortization were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates and the other assumptions set forth under "YIELD AND
     MATURITY CONSIDERATIONS--Yield Considerations" in the Prospectus
     Supplement.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                        9

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       10

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

                                                                                                 ALL
GENERAL CHARACTERISTICS(1)                                                                 MORTGAGE LOANS      LOAN GROUP 1
----------------------------------------------------------------------------------------------------------------------------

Number of Mortgage Loans ................................................................             143                114
Number of Crossed Loan Pools ............................................................               3                  2
Number of Mortgaged Properties ..........................................................             276                246
Aggregate Balance of all Mortgage Loans .................................................  $3,857,153,069     $3,413,956,275

Number of Mortgage Loans with Balloon Payments(1) .......................................              57                 50
Aggregate Balance of Mortgage Loans with Balloon Payments(1) ............................  $  812,684,569     $  750,806,275

Number of Interest Only Mortgage Loans(2) ...............................................              86                 64
Aggregate Balance of Interest Only Mortgage Loans(2) ....................................  $3,044,468,500     $2,663,150,000

Average Balance of Mortgage Loans .......................................................  $   26,973,098     $   29,946,985
Minimum Balance of Mortgage Loans .......................................................  $    1,000,000     $    1,000,000
Maximum Balance of Mortgage Loans .......................................................  $  414,000,000     $  414,000,000

Maximum Balance for a group of cross-collateralized and cross-defaulted Mortgage Loans ..  $   27,000,000(3)  $    5,863,424(4)

Weighted Average LTV ratio(5)(6) ........................................................            71.4%              70.7%
Minimum LTV ratio(5)(6) .................................................................            24.8%              24.8%
Maximum LTV ratio(5)(6) .................................................................            88.0%              88.0%

Weighted Average LTV at maturity or Anticipated Repayment Date ..........................            69.9%              69.0%

Weighted Average DSC Ratio(6) ...........................................................            1.45x              1.47x
Minimum DSC Ratio(6) ....................................................................            1.08x              1.08x
Maximum DSC Ratio(6) ....................................................................            2.60x              2.60x

Weighted Average Mortgage Loan interest rate(7) .........................................           5.767%             5.774%
Minimum Mortgage Loan interest rate .....................................................           5.180%             5.310%
Maximum Mortgage Loan interest rate .....................................................           7.130%             7.130%

Weighted Average Remaining Term to Maturity or Anticipated Repayment Date (months) ......             102                102
Minimum Remaining Term to Maturity or Anticipated Repayment Date (months) ...............              53                 53
Maximum Remaining Term to Maturity or Anticipated Repayment Date (months) ...............             124                124

Weighted Average Occupany Rate(8) .......................................................            94.8%              95.1%

GENERAL CHARACTERISTICS(1)                                                                  LOAN GROUP 2
---------------------------------------------------------------------------------------------------------

Number of Mortgage Loans ................................................................            29
Number of Crossed Loan Pools ............................................................             1
Number of Mortgaged Properties ..........................................................            30
Aggregate Balance of all Mortgage Loans .................................................  $443,196,794

Number of Mortgage Loans with Balloon Payments(1) .......................................             7
Aggregate Balance of Mortgage Loans with Balloon Payments(1) ............................  $ 61,878,294

Number of Interest Only Mortgage Loans(2) ...............................................            22
Aggregate Balance of Interest Only Mortgage Loans(2) ....................................  $381,318,500

Average Balance of Mortgage Loans .......................................................  $ 15,282,648
Minimum Balance of Mortgage Loans .......................................................  $  3,100,000
Maximum Balance of Mortgage Loans .......................................................  $ 40,000,000

Maximum Balance for a group of cross-collateralized and cross-defaulted Mortgage Loans ..  $ 27,000,000(3)

Weighted Average LTV ratio(5)(6) ........................................................          77.3%
Minimum LTV ratio(5)(6) .................................................................          53.7%
Maximum LTV ratio(5)(6) .................................................................          80.1%

Weighted Average LTV at maturity or Anticipated Repayment Date ..........................          76.3%

Weighted Average DSC Ratio(6) ...........................................................          1.32x
Minimum DSC Ratio(6) ....................................................................          1.15x
Maximum DSC Ratio(6) ....................................................................          1.73x

Weighted Average Mortgage Loan interest rate(7) .........................................         5.710%
Minimum Mortgage Loan interest rate .....................................................         5.180%
Maximum Mortgage Loan interest rate .....................................................         6.150%

Weighted Average Remaining Term to Maturity or Anticipated Repayment Date (months) ......           104
Minimum Remaining Term to Maturity or Anticipated Repayment Date (months) ...............            59
Maximum Remaining Term to Maturity or Anticipated Repayment Date (months) ...............           120

Weighted Average Occupany Rate(8) .......................................................          92.9%

(1)  Does not include Mortgage Loans with anticipated repayment dates or
     Mortgage Loans that are interest-only for their entire term.

(2)  Includes Mortgage Loans with anticipated repayment dates that are interest-only for the entire period until the anticipated repayment date.

(3)  Consists of a group of 2 individual Mortgage Loans (loan numbers 52 and
     75).

(4)  Consists of a group of 2 individual Mortgage Loans (loan numbers 123 and
     131).

(5)  For a description of how the LTV Ratios for the Mortgage Loans are determined, see "DESCRIPTION OF THE MORTGAGE POOL--Additional Mortgage Loan
     Information" and "RISK FACTORS--The Mortgage Loans--Risks Related to
     Property Inspections and Certain Assumptions in Appraisals" in the
     Prospectus Supplement.

(6)  Certain of the Mortgage Loans have LTV Ratios that have been calculated on an "as-stabilized" basis, or have DSC Ratios that have been adjusted to take into account certain cash reserves, holdbacks or letters of credit or were calculated based on assumptions regarding the future financial performance of the related Mortgaged Property. See "Additional Mortgage
     Loan Information" herein. Also, see "DESCRIPTION OF THE MORTGAGE
     POOL--Additional Mortgage Loan Information" and "RISK FACTORS--Risks
     Relating to Net Cash Flow" and "--Inspections and Appraisals May Not
     Accurately Reflect Value or Condition of Mortgaged Property" in the
     Prospectus Supplement.

(7)  The interest rate with respect to 1 Mortgage Loan (loan number 35), representing 0.7% of the Cut-Off Date Pool Balance (0.8% of the Cut-Off
     Date Group 1 Balance) may vary during the term of the related Mortgage
     Loan. For purposes of the table above as well as calculations throughout the Prospectus Supplement, the mortgage rate was assumed to be the average mortgage rate over the term of the related Mortgage Loan. See "DESCRIPTION
     OF THE MORTGAGE POOL--Additional Mortgage Loan Information" in the
     Prospectus Supplement.

(8)  Does not include 61 hospitality properties, representing, by allocated loan amount, 18.5% of the Cut-Off Date Pool Balance (21.0% of the Cut-Off Date
     Group 1 Balance). In certain cases, occupancy includes space for which leases have been executed, but the tenant has not taken occupancy.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       11

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

                                 [CHART OMITTED]

PROPERTY TYPE*

                                                     % OF     % OF     % OF
                        NUMBER OF    AGGREGATE     INITIAL  GROUP 1  GROUP 2
                        MORTGAGED   CUT-OFF DATE     POOL     POOL     POOL
    PROPERTY TYPE      PROPERTIES    BALANCE(1)    BALANCE  BALANCE  BALANCE
----------------------------------------------------------------------------

Office                      57     $1,203,090,500    31.2%    35.2%     0.0%
Retail                      99      1,026,196,690    26.6     30.1      0.0
   Anchored                 76        801,889,645    20.8     23.5      0.0
   Outlet                    1         92,400,000     2.4      2.7      0.0
   Single Tenant            11         56,317,045     1.5      1.6      0.0
   Unanchored                7         49,190,000     1.3      1.4      0.0
   Shadow Anchored(4)        4         26,400,000     0.7      0.8      0.0
Hospitality                 61        715,271,335    18.5     21.0      0.0
Multifamily                 30        443,196,794    11.5      0.0    100.0
Mixed Use                   11        365,700,000     9.5     10.7      0.0
Industrial                  10         67,297,750     1.7      2.0      0.0
Special Purpose              2         17,500,000     0.5      0.5      0.0
Healthcare                   1         13,000,000     0.3      0.4      0.0
Land(5)                      5          5,900,000     0.2      0.2      0.0
----------------------------------------------------------------------------
                           276     $3,857,153,069   100.0%   100.0%   100.0%
============================================================================

                                                      WEIGHTED                   WEIGHTED
                         WEIGHTED       MIN / MAX      AVERAGE     MIN / MAX     AVERAGE
                          AVERAGE       DSC RATIO   CUT-OFF DATE  CUT-OFF DATE   MORTGAGE
    PROPERTY TYPE      DSC RATIO(2)    WEIGHTED(2)  LTV RATIO(2)  LTV RATIO(2)   RATE(3)
-----------------------------------------------------------------------------------------

Office                    1.40x      1.16x / 2.11x      72.0%     45.7% / 82.8%   5.768%
Retail                    1.45x      1.08x / 2.55x      71.2%     37.2% / 80.6%   5.656%
   Anchored               1.48x      1.16x / 2.46x      70.4%     56.0% / 80.4%   5.602%
   Outlet                 1.38x      1.38x / 1.38x      80.0%     80.0% / 80.0%   5.755%
   Single Tenant          1.32x      1.08x / 2.55x      73.3%     37.2% / 80.6%   6.051%
   Unanchored             1.37x      1.25x / 1.58x      64.9%     58.2% / 74.1%   5.863%
   Shadow Anchored(4)     1.44x      1.16x / 1.97x      71.0%     54.0% / 79.6%   5.714%
Hospitality               1.71x      1.20x / 2.60x      68.0%     34.7% / 79.9%   5.906%
Multifamily               1.32x      1.15x / 1.73x      77.3%     53.7% / 80.1%   5.710%
Mixed Use                 1.27x      1.12x / 1.58x      69.6%     24.8% / 79.9%   5.806%
Industrial                1.40x      1.19x / 1.88x      78.7%     62.0% / 88.0%   5.881%
Special Purpose           1.59x      1.18x / 1.69x      63.5%     59.4% / 79.5%   6.422%
Healthcare                1.37x      1.37x / 1.37x      69.1%     69.1% / 69.1%   6.030%
Land(5)                   1.20x      1.20x / 1.20x      44.1%     44.1% / 44.1%   5.980%
-----------------------------------------------------------------------------------------
                          1.45x      1.08x / 2.60x      71.4%     24.8% / 88.0%   5.767%
=========================================================================================

(1)  Because this table presents information relating to the Mortgaged
     Properties and not the Mortgage Loans, the information for Mortgage Loans secured by more than one Mortgaged Property is based on allocated amounts
     (allocating the Mortgage Loan principal balance to each of those properties by the appraised values of the Mortgaged Properties or the allocated loan amount (or specific release prices) as described in the related Mortgage
     Loan documents).

(2)  Certain of the Mortgage Loans reflect LTV Ratios that have been calculated on an "as-stabilized" basis, or that have DSC Ratios that have been adjusted to take into account certain cash reserves, holdbacks or letters of credit or were calculated based on assumptions regarding the future financial performance of the related Mortgaged Property. See "Additional
     Mortgage Loan Information" herein. Also, see "DESCRIPTION OF THE MORTGAGE
     POOL--Additional Mortgage Loan Information" and "RISK FACTORS--Risks
     Relating to Net Cash Flow" and "--Inspections and Appraisals May Not
     Accurately Reflect Value or Condition of Mortgaged Property" in the
     Prospectus Supplement.

(3)  The interest rate with respect to 1 Mortgage Loan (loan number 35), representing 0.7% of the Cut-Off Date Pool Balance (0.8% of the Cut-Off
     Date Group 1 Balance) may vary during the term of the related Mortgage
     Loan. For purposes of the table above as well as calculations throughout the Prospectus Supplement, the mortgage rate was assumed to be the average mortgage rate over the term of the related Mortgage Loan. See "DESCRIPTION
     OF THE MORTGAGE POOL--Additional Mortgage Loan Information" in the
     Prospectus Supplement.

(4)  A Mortgaged Property is classified as shadow anchored if it is located in close proximity to an anchored retail property.

(5)  As of the origination of the related Mortgage Loan, one Mortgaged Property was improved with a mixed use office/retail building, one Mortgaged
     Property was improved with an apartment complex, one Mortgaged Property was improved with multifamily condominium complex, one Mortgaged Property was improved with a high rise office building and a seven-story parking garage and the other Mortgaged Property was improved with a mixed use project that includes an office tower, retail arcade, underground parking facilities, meeting space and a 395-room luxury hotel; however, in all cases, the improvements are not part of the collateral for the related Mortgaged
     Property.

*    With respect to each Mortgage Loan, unless otherwise specified, the calculation of DSC and LTV Ratios are based on the aggregate indebtedness of or debt service on, as applicable, the Mortgage Loan and the related pari passu companion loan(s), but not any related subordinate companion loan or future pari passu companion loan. The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       12

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

PROPERTY LOCATION*

                                                            % OF     % OF                   WEIGHTED    WEIGHTED
                 NUMBER OF     AGGREGATE        % OF      INITIAL  INITIAL    WEIGHTED       AVERAGE    AVERAGE
                 MORTGAGED   CUT-OFF DATE      INITIAL    GROUP 1  GROUP 2     AVERAGE    CUT-OFF DATE  MORTGAGE
    STATE       PROPERTIES    BALANCE(1)    POOL BALANCE  BALANCE  BALANCE  DSC RATIO(2)  LTV RATIO(2)  RATE(3)
----------------------------------------------------------------------------------------------------------------

NY                   10     $  597,750,000      15.5%       17.5%     0.0%      1.44x        70.0%       5.734%
CA                   25        575,873,000      14.9        16.0      7.0       1.62x        65.6%       5.737%
   Southern(4)       20        525,626,000      13.6        14.5      7.0       1.61x        65.5%       5.744%
   Northern(4)        5         50,247,000       1.3         1.5      0.0       1.65x        66.7%       5.665%
FL                   44        356,557,496       9.2        10.4      0.0       1.41x        71.1%       5.712%
GA                   28        237,654,004       6.2         6.2      5.9       1.45x        68.7%       5.771%
VA                   13        199,442,775       5.2         5.2      4.9       1.35x        74.4%       5.807%
Other               156      1,889,875,794      49.0        44.7     82.3       1.43x        73.7%       5.791%
----------------------------------------------------------------------------------------------------------------
                    276     $3,857,153,069     100.0%      100.0%   100.0%      1.45x        71.4%       5.767%
================================================================================================================

o    THE MORTGAGED PROPERTIES ARE LOCATED IN 37 STATES, THE DISTRICT OF COLUMBIA
     AND THE CAYMAN ISLANDS.

(1)  Because this table presents information relating to the Mortgaged
     Properties and not the Mortgage Loans, the information for Mortgage Loans secured by more than one Mortgaged Property is based on allocated amounts
     (allocating the Mortgage Loan principal balance to each of those Mortgaged
     Properties by the appraised values of the Mortgaged Properties or the allocated loan amount (or specific release prices) as described in the related Mortgage Loan documents).

(2)  Certain of the Mortgage Loans reflect LTV Ratios that have been calculated on an "as-stabilized" basis, or that have DSC Ratios that have been adjusted to take into account certain cash reserves, holdbacks or letters of credit or were calculated based on assumptions regarding the future financial performance of the related Mortgaged Property. See "Additional
     Mortgage Loan Information" herein. Also, see "DESCRIPTION OF THE MORTGAGE
     POOL--Additional Mortgage Loan Information" and "RISK FACTORS--Risks
     Relating to Net Cash Flow" and "--Inspections and Appraisals May Not
     Accurately Reflect Value or Condition of Mortgaged Property" in the
     Prospectus Supplement.

(3)  The interest rate with respect to 1 Mortgage Loan (loan number 35), representing 0.7% of the Cut-Off Date Pool Balance (0.8% of the Cut-Off
     Date Group 1 Balance) may vary during the term of the related Mortgage
     Loan. For purposes of the table above as well as calculations throughout the Prospectus Supplement, the mortgage rate was assumed to be the average mortgage rate over the term of the related Mortgage Loan. See "DESCRIPTION
     OF THE MORTGAGE POOL--Additional Mortgage Loan Information" in the
     Prospectus Supplement.

(4)  For purposes of determining whether a Mortgaged Property is in Northern
     California or Southern California, Mortgaged Properties north of San Luis
     Obispo County, Kern County and San Bernardino County were included in
     Northern California and Mortgaged Properties south of or included in such counties were included in Southern California.

*    With respect to each Mortgage Loan, unless otherwise specified, the calculation of DSC and LTV Ratios are based on the aggregate indebtedness of or debt service on, as applicable, the Mortgage Loan and the related pari passu companion loan(s), but not any related subordinate companion loan or future pari passu companion loan. The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       13

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
              MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

CUT-OFF DATE BALANCE

                                                                % OF
                                   NUMBER OF    AGGREGATE     INITIAL    % OF    % OF
            RANGE OF                MORTGAGE   CUT-OFF DATE     POOL   GROUP 1  GROUP 2
     CUT-OFF DATE BALANCES           LOANS       BALANCE      BALANCE  BALANCE  BALANCE
---------------------------------------------------------------------------------------

$1,000,000 - $2,000,000 .........      10     $   14,287,326     0.4%     0.4%     0.0%
$2,000,001 - $3,000,000 .........       6         14,474,539     0.4      0.4      0.0
$3,000,001 - $4,000,000 .........       9         31,137,951     0.8      0.7      1.5
$4,000,001 - $5,000,000 .........       8         35,540,000     0.9      0.6      3.1
$5,000,001 - $6,000,000 .........       9         51,310,000     1.3      1.3      1.3
$6,000,001 - $7,000,000 .........       5         32,784,335     0.8      0.8      1.5
$7,000,001 - $8,000,000 .........       5         38,420,000     1.0      0.7      3.3
$8,000,001 - $9,000,000 .........       4         34,680,000     0.9      0.8      1.8
$9,000,001 - $10,000,000 ........       3         28,450,000     0.7      0.8      0.0
$10,000,001 - $15,000,000 .......      31        368,879,919     9.6      7.8     23.4
$15,000,001 - $20,000,000 .......       9        157,475,000     4.1      3.0     12.1
$20,000,001 - $25,000,000 .......       5        119,350,000     3.1      3.5      0.0
$25,000,001 - $30,000,000 .......       8        224,520,000     5.8      5.8      5.9
$30,000,001 - $35,000,000 .......       6        197,175,000     5.1      2.0     29.1
$35,000,001 - $40,000,000 .......       5        186,422,500     4.8      3.2     17.1
$40,000,001 - $45,000,000 .......       1         44,000,000     1.1      1.3      0.0
$45,000,001 - $50,000,000 .......       3        139,000,000     3.6      4.1      0.0
$50,000,001 - $55,000,000 .......       1         54,000,000     1.4      1.6      0.0
$55,000,001 - $60,000,000 .......       1         60,000,000     1.6      1.8      0.0
$60,000,001 - $65,000,000 .......       1         64,000,000     1.7      1.9      0.0
$65,000,001 - $70,000,000 .......       2        136,500,000     3.5      4.0      0.0
$70,000,001 - $80,000,000 .......       1         75,040,500     1.9      2.2      0.0
$80,000,001 - $90,000,000 .......       1         89,300,000     2.3      2.6      0.0
$90,000,001 - $100,000,000 ......       2        187,400,000     4.9      5.5      0.0
$100,000,001 - $150,000,000 .....       3        353,906,000     9.2     10.4      0.0
$150,000,001 - $200,000,000 .....       1        200,000,000     5.2      5.9      0.0
$200,000,001 - $300,000,000 .....       2        505,100,000    13.1     14.8      0.0
$400,000,001 - $414,000,000 .....       1        414,000,000    10.7     12.1      0.0
---------------------------------------------------------------------------------------
                                      143     $3,857,153,069   100.0%   100.0%   100.0%
---------------------------------------------------------------------------------------

MIN: $1,000,000               MAX: $414,000,000            AVERAGE: $26,973,098

UNDERWRITTEN DEBT SERVICE COVERAGE RATIO(2)

                                                                % OF
                                   NUMBER OF     AGGREGATE    INITIAL    % OF    % OF
           RANGE OF                 MORTGAGE   CUT-OFF DATE     POOL   GROUP 1  GROUP 2
      UNDERWRITTEN DSCRS             LOANS        BALANCE     BALANCE  BALANCE  BALANCE
---------------------------------------------------------------------------------------

1.08x - 1.09x ...................       1     $   25,000,000     0.6%     0.7%     0.0%
1.10x - 1.14x ...................       1         27,000,000     0.7      0.8      0.0
1.15x - 1.19x ...................      11        100,110,379     2.6      2.3      4.7
1.20x - 1.24x ...................      25        473,820,266    12.3     11.8     16.2
1.25x - 1.29x ...................      29      1,123,659,813    29.1     28.6     33.4
1.30x - 1.34x ...................      14        192,677,770     5.0      4.8      6.3
1.35x - 1.39x ...................      13        385,412,212    10.0     10.3      7.2
1.40x - 1.44x ...................      12        241,428,294     6.3      4.3     21.7
1.45x - 1.49x ...................       8        100,120,000     2.6      2.8      1.3
1.50x - 1.54x ...................       5        473,050,000    12.3     12.9      7.6
1.55x - 1.59x ...................       3         41,894,335     1.1      1.2      0.0
1.60x - 1.64x ...................       2         20,500,000     0.5      0.6      0.0
1.65x - 1.69x ...................       2        103,300,000     2.7      3.0      0.0
1.70x - 1.74x ...................       3         80,930,000     2.1      2.2      1.7
1.75x - 1.79x ...................       1          3,500,000     0.1      0.1      0.0
1.85x - 1.89x ...................       4         20,211,000     0.5      0.6      0.0
1.95x - 1.99x ...................       2          4,500,000     0.1      0.1      0.0
2.05x - 2.09x ...................       1          1,994,000     0.1      0.1      0.0
2.10x - 2.14x ...................       2        329,850,000     8.6      9.7      0.0
2.15x - 2.19x ...................       1          2,095,000     0.1      0.1      0.0
2.30x - 2.60x ...................       3        106,100,000     2.8      3.1      0.0
---------------------------------------------------------------------------------------
                                      143     $3,857,153,069   100.0%   100.0%   100.0%
---------------------------------------------------------------------------------------

MIN: 1.08x                     MAX: 2.60x                    WTD. AVERAGE: 1.45x

MORTGAGE RATE(1)

                                                                % OF
                                   NUMBER OF     AGGREGATE    INITIAL    % OF    % OF
            RANGE OF                MORTGAGE   CUT-OFF DATE     POOL   GROUP 1  GROUP 2
       MORTGAGE RATES(%)             LOANS        BALANCE     BALANCE  BALANCE  BALANCE
---------------------------------------------------------------------------------------

5.180 - 5.250 ...................       1     $   12,450,000     0.3%     0.0%     2.8%
5.251 - 5.500 ...................       4        118,661,000     3.1      2.3      9.0
5.501 - 5.750 ...................      60      1,796,448,027    46.6     46.8     44.9
5.751 - 6.000 ...................      59      1,642,142,227    42.6     43.1     38.4
6.001 - 6.250 ...................      12        111,115,335     2.9      2.6      4.8
6.251 - 6.500 ...................       4        145,550,000     3.8      4.3      0.0
6.501 - 6.750 ...................       2         17,850,000     0.5      0.5      0.0
7.001 - 7.130 ...................       1         12,936,479     0.3      0.4      0.0
---------------------------------------------------------------------------------------
                                      143     $3,857,153,069   100.0%   100.0%   100.0%
---------------------------------------------------------------------------------------

MIN: 5.180%                    MAX: 7.130%                  WTD. AVERAGE: 5.767%

CUT-OFF DATE LOAN-TO-VALUE RATIO(2)

                                                                % OF
            RANGE OF               NUMBER OF     AGGREGATE    INITIAL    % OF    % OF
        CUT-OFF DATE LTV            MORTGAGE   CUT-OFF DATE     POOL   GROUP 1  GROUP 2
           RATIOS (%)                LOANS        BALANCE     BALANCE  BALANCE  BALANCE
---------------------------------------------------------------------------------------

24.77 - 40.00 ...................       3     $   47,100,000     1.2%     1.4%     0.0%
40.01 - 50.00 ...................       5         57,500,000     1.5      1.7      0.0
50.01 - 55.00 ...................       5         87,222,294     2.3      2.2      2.5
55.01 - 60.00 ...................      10        239,743,000     6.2      7.0      0.0
60.01 - 65.00 ...................      11        595,491,000    15.4     17.0      3.5
65.01 - 70.00 ...................      10        357,563,424     9.3     10.5      0.0
70.01 - 75.00 ...................      25        623,715,732    16.2     17.0     10.1
75.01 - 80.00 ...................      68      1,708,597,620    44.3     40.2     75.5
80.01 - 85.00 ...................       5        104,120,000     2.7      2.0      8.3
85.01 - 88.05 ...................       1         36,100,000     0.9      1.1      0.0
---------------------------------------------------------------------------------------
                                      143     $3,857,153,069   100.0%   100.0%   100.0%
---------------------------------------------------------------------------------------

MIN: 24.8%                     MAX: 88.0%                    WTD. AVERAGE: 71.4%

MATURITY DATE OR ARD LOAN-TO-VALUE RATIO(2)

                                                                % OF
            RANGE OF               NUMBER OF     AGGREGATE    INITIAL    % OF    % OF
      MATURITY DATE OR ARD          MORTGAGE   CUT-OFF DATE     POOL   GROUP 1  GROUP 2
         LTV RATIOS (%)              LOANS        BALANCE     BALANCE  BALANCE  BALANCE
---------------------------------------------------------------------------------------

24.77 - 30.00 ...................       1     $   11,000,000     0.3%     0.3%     0.0%
30.01 - 40.00 ...................       6         47,600,000     1.2      1.4      0.0
40.01 - 50.00 ...................       4         63,141,718     1.6      1.5      2.5
50.01 - 55.00 ...................       5         89,474,000     2.3      2.6      0.0
55.01 - 60.00 ...................      14        261,647,188     6.8      7.7      0.0
60.01 - 65.00 ...................      18        764,530,192    19.8     21.9      3.5
65.01 - 70.00 ...................      27        715,631,471    18.6     20.0      7.5
70.01 - 75.00 ...................      15        302,040,000     7.8      7.7      9.0
75.01 - 80.00 ...................      47      1,461,868,500    37.9     33.8     69.2
80.01 - 85.00 ...................       5        104,120,000     2.7      2.0      8.3
85.01 - 88.05 ...................       1         36,100,000     0.9      1.1      0.0
---------------------------------------------------------------------------------------
                                      143     $3,857,153,069   100.0%   100.0%   100.0%
---------------------------------------------------------------------------------------

MIN: 24.8%                     MAX: 88.0%                        AVERAGE: 69.9%

(1)  The interest rate with respect to 1 Mortgage Loan (loan number 35), representing 0.7% of the Cut-Off Date Pool Balance (0.8% of the Cut-Off
     Date Group 1 Balance) may vary during the term of the related Mortgage
     Loan. For purposes of the table above as well as calculations throughout the Prospectus Supplement, the mortgage rate was assumed to be the average mortgage rate over the term of the related Mortgage Loan. See "DESCRIPTION
     OF THE MORTGAGE POOL--Additional Mortgage Loan Information" in the
     Prospectus Supplement.

(2)  Certain of the Mortgage Loans reflect LTV Ratios that have been calculated on an "as-stabilized" basis, or that have DSC Ratios that have been adjusted to take into account certain cash reserves, holdbacks or letters of credit or were calculated based on assumptions regarding the future financial performance of the related Mortgaged Property. See "Additional
     Mortgage Loan Information" herein. Also, see "DESCRIPTION OF THE MORTGAGE
     POOL--Additional Mortgage Loan Information" and "RISK FACTORS--Risks
     Relating to Net Cash Flow" and "--Inspections and Appraisals May Not
     Accurately Reflect Value or Condition of Mortgaged Property" in the
     Prospectus Supplement.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       14

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
              MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY

                                                                % OF
              RANGE OF             NUMBER OF    AGGREGATE     INITIAL    % OF    % OF
          ORIGINAL TERM TO          MORTGAGE   CUT-OFF DATE     POOL   GROUP 1  GROUP 2
          MATURITY (MONTHS)          LOANS       BALANCE      BALANCE  BALANCE  BALANCE
---------------------------------------------------------------------------------------

60 ..............................      18     $1,059,697,500    27.5%    27.8%    24.9%
61 - 84 .........................       2         48,050,000     1.2      1.4      0.0
109 - 120 .......................     120      2,554,105,569    66.2     65.1     75.1
121 - 126 .......................       3        195,300,000     5.1      5.7      0.0
---------------------------------------------------------------------------------------
                                      143     $3,857,153,069   100.0%   100.0%   100.0%
---------------------------------------------------------------------------------------

MIN: 60                         MAX: 126                       WTD. AVERAGE: 103

ORIGINAL AMORTIZATION TERM

                                                                % OF
            RANGE OF               NUMBER OF     AGGREGATE    INITIAL    % OF    % OF
      ORIGINAL AMORTIZATION         MORTGAGE   CUT-OFF DATE     POOL   GROUP 1  GROUP 2
         TERMS (MONTHS)              LOANS        BALANCE     BALANCE  BALANCE  BALANCE
---------------------------------------------------------------------------------------

240 - 264 .......................       2     $    5,863,424     0.2%     0.2%     0.0%
265 - 300 .......................       2         16,436,479     0.4      0.5      0.0
349 - 360 .......................      52        781,134,666    20.3     21.1     14.0
361 - 420 .......................       1          9,250,000     0.2      0.3      0.0
Non-Amortizing ..................      86      3,044,468,500    78.9     78.0     86.0
---------------------------------------------------------------------------------------
                                      143     $3,857,153,069   100.0%   100.0%   100.0%
---------------------------------------------------------------------------------------

MIN: 240                        MAX: 420                       WTD. AVERAGE: 359

ORIGINAL INTEREST-ONLY TERM

                                                                % OF
                                   NUMBER OF    AGGREGATE     INITIAL    % OF    % OF
                                    MORTGAGE   CUT-OFF DATE     POOL   GROUP 1  GROUP 2
       TYPE OF IO PERIOD             LOANS       BALANCE      BALANCE  BALANCE  BALANCE
---------------------------------------------------------------------------------------

Non-Amortizing ..................      86     $3,044,468,500    78.9%    78.0%    86.0%
Partial Interest Only
   Amortizing ...................      34        632,377,500    16.4     17.3      9.1
      1 - 12 ....................       6         46,950,000     1.2      1.4      0.0
      13 - 24 ...................       7        246,212,500     6.4      7.2      0.0
      25 - 36 ...................       3         23,780,000     0.6      0.7      0.0
      49 - 60 ...................      16        281,707,000     7.3      7.1      9.1
      61 - 72 ...................       1          6,728,000     0.2      0.2      0.0
      73 - 84 ...................       1         27,000,000     0.7      0.8      0.0
Amortizing - No Partial
   Interest Only Period .........      23        180,307,069     4.7      4.6      4.9
---------------------------------------------------------------------------------------
                                      143     $3,857,153,069   100.0%   100.0%   100.0%
---------------------------------------------------------------------------------------

MIN: 12                          MAX: 84                       WTD. AVERAGE: 41

SEASONING

                                                                % OF
                                   NUMBER OF    AGGREGATE     INITIAL    % OF     % OF
                                    MORTGAGE   CUT-OFF DATE     POOL   GROUP 1  GROUP 2
        SEASONING (MONTHS)           LOANS       BALANCE      BALANCE  BALANCE  BALANCE
---------------------------------------------------------------------------------------

0 - 12 ..........................     143     $3,857,153,069   100.0%   100.0%   100.0%
---------------------------------------------------------------------------------------
                                      143     $3,857,153,069   100.0%   100.0%   100.0%
---------------------------------------------------------------------------------------

MIN: 0                           MAX: 7                         WTD. AVERAGE: 1

REMAINING TERM TO MATURITY

                                                                % OF
            RANGE OF               NUMBER OF    AGGREGATE     INITIAL    % OF    % OF
       REMAINING TERMS TO           MORTGAGE   CUT-OFF DATE     POOL   GROUP 1  GROUP 2
    MATURITY OR ARD (MONTHS)         LOANS       BALANCE      BALANCE  BALANCE  BALANCE
---------------------------------------------------------------------------------------

53 - 60 .........................      18     $1,059,697,500    27.5%    27.8%    24.9%
61 - 84 .........................       2         48,050,000     1.2      1.4      0.0
109 - 120 .......................     120      2,554,105,569    66.2     65.1     75.1
121 - 124 .......................       3        195,300,000     5.1      5.7      0.0
---------------------------------------------------------------------------------------
                                      143     $3,857,153,069   100.0%   100.0%   100.0%
---------------------------------------------------------------------------------------

MIN: 53                         MAX: 124                       WTD. AVERAGE: 102

REMAINING STATED AMORTIZATION TERM

                                                                % OF
       RANGE OF REMAINING          NUMBER OF     AGGREGATE    INITIAL    % OF    % OF
       STATED AMORTIZATION          MORTGAGE   CUT-OFF DATE     POOL   GROUP 1  GROUP 2
         TERMS (MONTHS)              LOANS        BALANCE     BALANCE  BALANCE  BALANCE
---------------------------------------------------------------------------------------

237 - 264 .......................       2     $    5,863,424     0.2%     0.2%     0.0%
265 - 300 .......................       2         16,436,479     0.4      0.5      0.0
349 - 360 .......................      52        781,134,666    20.3     21.1     14.0
361 - 420 .......................       1          9,250,000     0.2      0.3      0.0
Non-Amortizing ..................      86      3,044,468,500    78.9     78.0     86.0
---------------------------------------------------------------------------------------
                                      143     $3,857,153,069   100.0%   100.0%   100.0%
---------------------------------------------------------------------------------------

MIN: 237                        MAX: 420                       WTD. AVERAGE: 358

PREPAYMENT PROVISION SUMMARY

                                                                % OF
                                   NUMBER OF    AGGREGATE     INITIAL    % OF    % OF
                                    MORTGAGE   CUT-OFF DATE     POOL   GROUP 1  GROUP 2
      PREPAYMENT PROVISION           LOANS       BALANCE      BALANCE  BALANCE  BALANCE
---------------------------------------------------------------------------------------

Lockout/Defeasance/Open .........      88     $1,837,441,590    47.6%    45.5%    63.9%
Yield Maintenance/Open ..........      17        564,633,979    14.6     12.9     28.2
Lockout/Yield
   Maintenance/Open .............      21        543,927,000    14.1     14.9      7.9
Lockout/Defeasance or Yield
   Maintenance/Open .............      14        468,300,500    12.1     13.7        0
Yield Maintenance/Yield
   Maintenance or
   Defeasance/Open ..............       2        439,000,000    11.4     12.9        0
Lockout/Open ....................       1          3,850,000     0.1      0.1        0
---------------------------------------------------------------------------------------
                                      143     $3,857,153,069   100.0%   100.0%   100.0%
---------------------------------------------------------------------------------------

SHADOW RATED LOANS*

                                                   % OF
                                                 INITIAL    % OF     % OF
          LOAN                                     POOL   GROUP 1  GROUP 2
          NAME                      LOAN AMOUNT  BALANCE  BALANCE  BALANCE  MOODY'S  S&P
----------------------------------------------------------------------------------------

Port Chester
   Shopping Center ..............  $ 70,000,000    1.8%     2.1%     0.0%     Baa3   BBB
Courtyard by Marriott
   - Philadelphia, PA ...........    35,000,000    0.9      1.0      0.0      Baa3   AAA
----------------------------------------------------------------------------------------
                                   $105,000,000    2.7%     3.1%     0.0%
----------------------------------------------------------------------------------------

*    Moody's and S&P have confirmed that the Mortgage Loans detailed in this table have, in the context of their inclusion in the mortgage pool, credit characteristics consistent with an investment grade obligation.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       15

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

TWENTY LARGEST MORTGAGE LOANS
--------------------------------------------------------------------------------

The following table and summaries describe the twenty largest Mortgage Loans or pools of Mortgage Loans in the Mortgage Pool by Cut-Off Date Balance:

              TWENTY LARGEST MORTGAGE LOANS BY CUT-OFF DATE BALANCE

                                                NUMBER OF
                                                MORTGAGE                            % OF     % OF
                                     MORTGAGE    LOANS /                          INITIAL  INITIAL
                                       LOAN     MORTGAGED   LOAN   CUT-OFF DATE     POOL    GROUP
             LOAN NAME                SELLER   PROPERTIES  GROUP     BALANCE      BALANCE  BALANCE
--------------------------------------------------------------------------------------------------

Beacon D.C. & Seattle Pool(3) .....  Wachovia     1/ 20      1    $  414,000,000   10.7%    12.1%
ING Hospitality Pool ..............  Wachovia     1/ 46      1       283,850,000    7.4      8.3%
DDR Southeast Pool ................  Wachovia     1/ 52      1       221,250,000    5.7      6.5%
Two Herald Square .................  Wachovia     1/ 1       1       200,000,000    5.2      5.9%
Westin Casuarina Resort & Spa
   -- Cayman Islands ..............  Wachovia     1/ 1       1       140,000,000    3.6      4.1%
DDR-TRT Pool ......................  Wachovia     1/ 3       1       110,000,000    2.9      3.2%
Ashford Hospitality Pool 4 ........  Wachovia     1/ 5       1       103,906,000    2.7      3.0%
17 Battery Place South ............  Wachovia     1/ 1       1        95,000,000    2.5      2.8%
Rockvale Square ...................  Wachovia     1/ 1       1        92,400,000    2.4      2.7%
Centerside II .....................  Wachovia     1/ 1       1        89,300,000    2.3      2.6%
                                                 -------          --------------   ----
                                                 10/ 131          $1,749,706,000   45.4%
                                                 =======          ==============   ====
Citadel Mall ......................  Wachovia     1/ 1       1    $   75,040,500    1.9%     2.2%
Port Chester Shopping Center ......  Wachovia     1/ 1       1        70,000,000    1.8      2.1%
60 Madison Avenue .................  Wachovia     1/ 1       1        66,500,000    1.7      1.9%
3600 Wilshire Boulevard ...........  Wachovia     1/ 1       1        64,000,000    1.7      1.9%
La Jolla Centre I .................  Wachovia     1/ 1       1        60,000,000    1.6      1.8%
450-460 Park Avenue South .........  Wachovia     1/ 1       1        54,000,000    1.4      1.6%
Stadium Crossings .................  Wachovia     1/ 1       1        47,000,000    1.2      1.4%
La Jolla Centre II ................  Wachovia     1/ 1       1        46,000,000    1.2      1.3%
Roosevelt Square ..................  Wachovia     1/ 1       1        46,000,000    1.2      1.3%
Marriott -- Mobile, AL ............  Wachovia     1/ 1       1        44,000,000    1.1      1.3%
                                                 -------          --------------   ----
                                                 10/ 10           $  572,540,500   14.8%
                                                 =======          ==============   ====

                                                                  --------------   ----
                                                 20/ 141          $2,322,246,500   60.2%
                                                 =======          ==============   ====

                                                                                                                WEIGHTED
                                                                   CUT-OFF DATE                  WEIGHTED        AVERAGE
                                                                      BALANCE     WEIGHTED       AVERAGE        LTV RATIO
                                                                      PER SF/      AVERAGE     CUT-OFF DATE    AT MATURITY
             LOAN NAME                       PROPERTY TYPE            ROOM(1)    DSCR(1)(2)  LTV RATIO(1)(2)  OR ARD(1)(2)
---------------------------------------------------------------------------------------------------------------------------

Beacon D.C. & Seattle Pool(3) .....  Office -- Various               $    274       1.27x         78.7%           78.7%
ING Hospitality Pool ..............  Hospitality -- Extended Stay    $ 97,947       2.14x         63.8%           63.8%
DDR Southeast Pool ................  Retail -- Anchored              $    121       1.51x         63.5%           63.5%
Two Herald Square .................  Mixed Use -- Office/Retail      $    564       1.25x         66.7%           66.7%
Westin Casuarina Resort & Spa
   -- Cayman Islands ..............  Hospitality -- Full Service     $408,163       1.25x         71.4%           63.2%
DDR-TRT Pool ......................  Retail -- Anchored              $    162       1.50x         67.0%           67.0%
Ashford Hospitality Pool 4 ........  Hospitality -- Various          $ 74,431       1.36x         74.3%           69.4%
17 Battery Place South ............  Office -- CBD                   $    230       1.54x         70.4%           70.4%
Rockvale Square ...................  Retail -- Outlet                $    171       1.38x         80.0%           80.0%
Centerside II .....................  Office -- Suburban              $    311       1.66x         56.1%           56.1%
                                                                                    1.50X         69.9%           68.9%
Citadel Mall ......................  Retail -- Anchored              $    253       1.22x         79.8%           66.4%
Port Chester Shopping Center ......  Retail -- Anchored              $    133       2.46x         56.0%           56.0%
60 Madison Avenue .................  Office -- CBD                   $    356       1.27x         79.2%           79.2%
3600 Wilshire Boulevard ...........  Office -- CBD                   $    155       1.20x         74.7%           74.7%
La Jolla Centre I .................  Office -- Suburban              $    363       1.74x         52.8%           52.8%
450-460 Park Avenue South .........  Office -- CBD                   $    324       1.35x         77.1%           77.1%
Stadium Crossings .................  Mixed Use -- Office/Retail      $    284       1.30x         76.1%           76.1%
La Jolla Centre II ................  Office -- Suburban              $    313       2.11x         45.7%           45.7%
Roosevelt Square ..................  Retail -- Anchored              $    149       1.20x         78.0%           78.0%
Marriott -- Mobile, AL ............  Hospitality -- Full Service     $175,299       1.31x         75.2%           65.8%
                                                                                    1.53X         69.6%           67.1%
                                                                                    1.50X         69.8%           68.5%

                                     WEIGHTED
                                     AVERAGE
                                     MORTGAGE
             LOAN NAME                 RATE
---------------------------------------------

Beacon D.C. & Seattle Pool(3) .....   5.797%
ING Hospitality Pool ..............   5.663%
DDR Southeast Pool ................   5.600%
Two Herald Square .................   5.920%
Westin Casuarina Resort & Spa
   -- Cayman Islands ..............   6.380%
DDR-TRT Pool ......................   5.510%
Ashford Hospitality Pool 4 ........   5.952%
17 Battery Place South ............   5.681%
Rockvale Square ...................   5.755%
Centerside II .....................   5.645%
                                      5.786%

Citadel Mall ......................   5.680%
Port Chester Shopping Center ......   5.310%
60 Madison Avenue .................   5.753%
3600 Wilshire Boulevard ...........   5.980%
La Jolla Centre I .................   5.645%
450-460 Park Avenue South .........   5.695%
Stadium Crossings .................   5.590%
La Jolla Centre II ................   5.645%
Roosevelt Square ..................   5.550%
Marriott -- Mobile, AL ............   5.890%
                                      5.670%
                                      5.757%

----------
(1)  The Beacon D.C. & Seattle Pool Loan, the ING Hospitality Pool Loan and the
     DDR Southeast Pool Loan are part of split loan structures that include one or more pari passu companion loans that are not included in the Trust Fund.
     With respect to each Mortgage Loan, unless otherwise specified, the calculations of LTV Ratios, DSC Ratio and Cut-Off Date Balance per square foot/room are based on the aggregate indebtedness of or debt service on, as applicable, the Mortgage Loan and the related pari passu companion loan, but not any related subordinate companion loan or future pari passu companion loan.

(2)  Certain of the Mortgage Loans reflect LTV Ratios that have been calculated on an "as-stabilized" basis, or have DSC Ratios that have been adjusted to take into account certain cash reserves, holdbacks or letters of credit or was calculated based on assumptions regarding the future financial performance of the related Mortgaged Property. See "Additional Mortgage
     Loan Information" herein. Also, see "DESCRIPTION OF THE MORTGAGE
     POOL--Additional Mortgage Loan Information" and "RISK FACTORS--Risks
     Relating to Net Cash Flow" and "--Inspections and Appraisals May Not
     Accurately Reflect Value or Condition of Mortgaged Property" in the
     Prospectus Supplement.

(3)  The Beacon D.C. & Seattle Pool Loan includes 17 collateral properties and 3 cash flow assets. Collateral properties consist of office properties.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       16

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                           BEACON D.C. & SEATTLE POOL
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       17

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                           BEACON D.C. & SEATTLE POOL
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       18

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                           BEACON D.C. & SEATTLE POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                $414,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    10.7%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                  Beacon Capital Strategic Partners V, LP
TYPE OF SECURITY(1)                                         Fee/Leasehold/Pledge
PARTIAL RELEASE(2)                                                           Yes
MORTGAGE RATE                                                             5.797%
MATURITY DATE                                                        May 7, 2012
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                             60 / IO
REMAINING TERM / AMORTIZATION                                            59 / IO
LOCKBOX                                                                      Yes

UP-FRONT RESERVES
   TI/LC                                            $18,200,095

ONGOING ANNUAL RESERVES
   TAX/INSURANCE(3)                                   Springing
   REPLACEMENT(3)                                     Springing
   TI/LC(3)                                           Springing

ADDITIONAL FINANCING                            Pari Passu Debt   $2,286,000,000
                                                 Mezzanine Debt     $205,000,000

                                 PARI PASSU
                                    NOTES        PARI PASSU
                                  (INCLUDING        NOTES
                                  CASH FLOW      (COLLATERAL
                                   ASSETS)       ASSETS ONLY)      TOTAL DEBT
                               --------------   --------------   ---------------
CUT-OFF DATE BALANCE           $2,700,000,000   $2,700,000,000   $2,905,000,000
CUT-OFF DATE BALANCE/SF              $274            $354             $295
CUT-OFF DATE LTV(4)                 78.7%            78.7%            84.6%
MATURITY DATE LTV(4)                78.7%            78.7%            84.6%
UW DSCR ON NCF                      1.27x           1.10x(5)          1.15x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES(1)                  17 (Collateral)/3 (Cash Flow)
LOCATION                                                                 Various
PROPERTY TYPE                                                  Office -- Various
SIZE (SF) COLLATERAL ASSETS                                            7,624,482
SIZE (SF) CASH FLOW ASSETS                                             2,223,859
TOTAL SIZE (SF)                                                        9,848,341
OCCUPANCY AS OF APRIL 1, 2007                                              96.9%
YEAR BUILT / YEAR RENOVATED                                              Various
APPRAISED VALUE                                      $3,432,650,000 (Collateral)
PROPERTY MANAGEMENT(6)                                              Self-managed
UW ECONOMIC OCCUPANCY                                                      94.6%

UW REVENUES COLLATERAL ASSETS                                       $271,815,146
UW TOTAL EXPENSES COLLATERAL ASSETS                                  $88,549,800
UW NET OPERATING INCOME (NOI) COLLATERAL ASSETS                     $183,213,085
UW NET CASH FLOW (NCF) COLLATERAL ASSETS                            $171,617,524

UW REVENUES CASH FLOW ASSETS                                         $82,363,713
UW TOTAL EXPENSES CASH FLOW ASSETS                                   $23,765,690
UW NET OPERATING INCOME (NOI) CASH FLOW ASSETS                       $58,598,023
UW NET CASH FLOW (NCF) CASH FLOW ASSETS                              $26,768,362

TOTAL UW REVENUES                                                   $354,178,858
TOTAL UW TOTAL EXPENSES                                             $112,315,490
TOTAL UW NET OPERATING INCOME (NOI)                                 $241,811,107
TOTAL UW NET CASH FLOW (NCF)                                        $198,385,886
--------------------------------------------------------------------------------

(1)  The Beacon D.C. & Seattle Pool Loan is secured by (i) first mortgages or deeds of trust encumbering the Portfolio Properties, (ii) a pledge of ownership interests and a first mortgage on an Additional Property and
     (iii) the Cash Flow Assets. See "The Loan" below.

(2)  The Beacon D.C. & Seattle Pool Loan allows for partial release, subject to the satisfaction of certain tests and conditions as set forth in the related Mortgage Loan documents. See "Releases" below.

(3)  Upon an event of default, the borrower will be required to maintain reserve accounts for taxes, debt service, insurance, ground rents, replacement and
     TI/LC. Such springing amounts are to be calculated based upon $0.15 per square foot with respect to the replacement reserve and $1.00 per square foot with respect to the TI/LC reserve as described in the related Mortgage
     Loan documents.

(4)  LTV Ratios, DSC Ratio and Cut-off Balance/SF were derived based upon the aggregate indebtedness of, or scheduled debt service due in connection with, the Beacon D.C. & Seattle Pool Loan and the Beacon D.C. & Seattle
     Pool Pari Passu Companion Loans. Further, for purposes of calculating LTV
     Ratios, the value of the Collateral Assets only was applied in each case.
     Incorporating the related appraised values and applicable first mortgage debt for the Cash Flow Assets, the LTV Ratios for the Pari Passu Notes and
     the Total Debt are 68.3% and 72.9%, respectively.

(5)  In the event the Cash Flow Assets are released, the resulting paydown required on the mortgage debt will cause the DSC Ratio to equal 1.14x. See
     "Releases" below.

(6)  The property manager for Washington Mutual Tower is an affiliate of a joint venture partner of the sponsor.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       19

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                           BEACON D.C. & SEATTLE POOL
--------------------------------------------------------------------------------

                       BEACON D.C. & SEATTLE POOL SUMMARY

                                                                    ALLOCATED
                                                     ALLOCATED       CUT-OFF        YEAR
                                                        LOAN        DATE POOL      BUILT /     SQUARE
        PROPERTY NAME                LOCATION          AMOUNT        BALANCE      RENOVATED     FEET
-------------------------------------------------------------------------------------------------------

COLLATERAL ASSETS
   Market Square(2)              Washington, D.C.  $  417,186,336  $ 63,968,572   1991 / NA     678,348
   Polk & Taylor Buildings       Arlington, VA        330,436,815    50,666,978  1970 / 2003    904,226
   Wells Fargo Center            Seattle, WA          310,721,015    47,643,889   1983 / NA     944,141
   One, Two & Three Lafayette
      Centre                     Washington, D.C.     280,831,860    43,060,885  1980 / 1993    711,495
   Booz Allen Complex            Mc Lean, VA          236,826,194    36,313,350   1980 / NA     731,234
   Key Center                    Bellevue, WA         158,278,446    24,269,362   2000 / NA     473,988
   Sunset North                  Bellevue, WA         147,079,871    22,552,247   1999 / NA     463,182
   City Center Bellevue          Bellevue, WA         146,015,218    22,389,000   1986 / NA     465,765
   Plaza Center and US Bank
      Tower                      Bellevue, WA         119,714,340    18,356,199   1978 / NA     466,948
   1616 North Fort Myer Drive    Arlington, VA        110,408,482    16,929,301   1975 / NA     294,521
   American Center               Vienna, VA            83,594,994    12,817,899   1985 / NA     329,695
   Eastgate Office Park          Bellevue, WA          73,027,325    11,197,523   1985 / NA     251,088
   Liberty Place                 Washington, D.C.      69,399,617    10,641,275   1991 / NA     163,936
   Lincoln Executive Center
      Buildings I, II, III, A&B  Bellevue, WA          67,428,037    10,338,966   1984 / NA     277,672
   11111 Sunset Hills Road       Reston, VA            59,305,127     9,093,453   2000 / NA     216,469
   Army and Navy Club Building   Washington, D.C.      50,078,133     7,678,647  1913 / 1987    102,822
   Plaza East                    Bellevue, WA          39,668,190     6,082,456   1987 / NA     148,952
                                                   --------------  ------------               ---------
   TOTAL COLLATERAL ASSETS                         $2,700,000,000  $414,000,000               7,624,482
                                                   ==============  ============               =========

   CASH FLOW ASSETS
   Washington Mutual
      Tower(3)(4)                Seattle, WA                                      1988 / NA   1,079,013
   Reston Town Center(4)         Reston, VA                                       1988 / NA     764,103
   1300 North Seventeenth
      Street(4)                  Arlington, VA                                    1980 / NA     380,743
                                                                                              ---------
   TOTAL CASH FLOW ASSETS                                                                     2,223,859
                                                                                              =========

   POOL TOTAL                                      $2,700,000,000  $414,000,000               9,848,341
                                                   ==============  ============               =========

                                    CUT-OFF
                                 DATE BALANCE                    UW      UNDERWRITTEN  MORTGAGED      APPRAISED     APPRAISED
        PROPERTY NAME               PER SF     OCCUPANCY(1)  OCCUPANCY  NET CASH FLOW   INTEREST        VALUE      VALUE PER SF
-------------------------------------------------------------------------------------------------------------------------------

COLLATERAL ASSETS
   Market Square(2)                  $615          95.4%       95.4%     $ 25,307,068    Pledge    $  529,000,000      $780
   Polk & Taylor Buildings           $365         100.0%       96.0%       22,263,095     Fee         419,000,000      $463
   Wells Fargo Center                $329          92.8%       92.8%       18,616,234     Fee         394,000,000      $417
   One, Two & Three Lafayette
      Centre                         $395          91.3%       91.3%       17,388,129     Fee         356,100,000      $500
   Booz Allen Complex                $324          99.5%       95.0%       15,469,519     Fee         300,300,000      $411
   Key Center                        $334          97.9%       95.0%       11,014,878  Leasehold      200,700,000      $423
   Sunset North                      $318         100.0%       95.0%        8,370,682     Fee         186,500,000      $403
   City Center Bellevue              $313          95.6%       95.2%        9,183,434     Fee         182,150,000      $391
   Plaza Center and US Bank
      Tower                          $256          95.8%       95.2%        8,466,919     Fee         151,800,000      $325
   1616 North Fort Myer Drive        $375          97.8%       95.0%        7,127,979     Fee         144,000,000      $489
   American Center                   $254          94.8%       94.8%        6,801,602     Fee         106,000,000      $322
   Eastgate Office Park              $291         100.0%       95.0%        3,555,517     Fee          92,600,000      $369
   Liberty Place                     $423          99.4%       95.2%        5,225,760     Fee          96,000,000      $586
   Lincoln Executive Center
      Buildings I, II, III, A&B      $243          96.8%       95.0%        3,898,128     Fee          85,500,000      $308
   11111 Sunset Hills Road           $274         100.0%       95.0%        4,199,874     Fee          75,200,000      $347
   Army and Navy Club Building       $487         100.0%       95.0%        2,376,221     Fee          63,500,000      $618
   Plaza East                        $266          91.5%       91.5%        2,352,485     Fee          50,300,000      $338
                                                                         ------------              --------------
   TOTAL COLLATERAL ASSETS           $354          96.6%       94.5%     $171,617,524              $3,432,650,000      $450
                                                                         ============              ==============

   CASH FLOW ASSETS
   Washington Mutual
      Tower(3)(4)                    NA            96.9%       95.1%     $ 12,801,453              $  378,684,000      $351
   Reston Town Center(4)             NA            98.3%       95.0%        8,066,030                 440,000,000      $576
   1300 North Seventeenth
      Street(4)                      NA            99.4%       95.0%        5,900,879                 200,000,000      $525
                                                                         ------------              --------------
   TOTAL CASH FLOW ASSETS                          97.8%       95.0%     $ 26,768,362              $1,018,684,000      $458
                                                                         ============              ==============

   POOL TOTAL                        $274          96.9%       94.6%     $198,385,886              $4,451,334,000      $452
                                                                         ============              ==============

(1)  Occupancy date as of April 1, 2007 for all properties.

(2)  Secured by a pledge of the Sponsor's ownership interests in the Market
     Square joint venture and a pledge of the first mortgage secured by Market
     Square.

(3)  The Cash Flow Borrower owns a 62.8% interest in the Mortgaged Property through a joint venture. Accordingly, the appraised value detailed above represents 62.8% of the $603,000,000 property value.

(4)  The Beacon D.C. & Seattle Pool Loan's Cash Flow Assets may be released for the following amounts; (i) Washington Mutual Tower, $235,000,000; (ii)
     Reston Town Center, $130,000,000; and (iii) 1300 North Seventeenth Street,
     $75,000,000. See "Releases" below.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       20

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                           BEACON D.C. & SEATTLE POOL
--------------------------------------------------------------------------------

                    BEACON D.C. & SEATTLE POOL TENANT SUMMARY

                                                              NET
                                           RATINGS(1)       RENTABLE      % OF NET
TENANT                                 FITCH/MOODY'S/S&P   AREA (SF)   RENTABLE AREA
------------------------------------------------------------------------------------

MAJOR TENANTS
   Booz Allen Hamilton .............        NR/NR/NR         714,237         7.3%
   GSA - Department Of Defense .....      AAA/Aaa/AAA        554,294         5.6
   Polk GSA ........................      AAA/Aaa/AAA        354,909         3.6
   Perkins Coie ....................        NR/NR/NR         285,716         2.9
   Expedia .........................      NR/Baa3/BBB-       265,713         2.7
   Wells Fargo Bank NA .............       AA/Aaa/AAA        214,662         2.2
   Washington Mutual Bank ..........        A/A2/A-          191,758         1.9
   Davis Wright Tremaine ...........        NR/NR/NR         169,533         1.7
   XO Communications ...............        NR/NR/NR         167,495         1.7
   Commodity Future ................        NR/NR/NR         161,785         1.6
                                                           ---------       -----
   TOTAL MAJOR TENANTS                                     3,080,102        31.3%
NON-MAJOR TENANTS ..................                       6,458,372        65.6
                                                           ---------       -----
OCCUPIED TOTAL .....................                       9,538,474        96.9%
VACANT SPACE .......................                         309,867         3.1
                                                           ---------       -----
PROPERTY TOTAL .....................                       9,848,341       100.0%
                                                           =========       =====

                                                                 % OF TOTAL
                                         BASE         ANNUAL       ANNUAL            LEASE
TENANT                                 RENT PSF     BASE RENT     BASE RENT        EXPIRATION
-------------------------------------------------------------------------------------------------

MAJOR TENANTS
   Booz Allen Hamilton .............    $29.44    $ 21,029,232       7.6%     Multiple Spaces (2)
   GSA - Department Of Defense .....    $32.21      17,854,320       6.5      Multiple Spaces (3)
   Polk GSA ........................    $25.24       8,956,668       3.3      Multiple Spaces (4)
   Perkins Coie ....................    $30.54       8,726,748       3.2      Multiple Spaces (5)
   Expedia .........................    $14.90       3,959,880       1.4         September 2009
   Wells Fargo Bank NA .............    $27.24       5,847,960       2.1      Multiple Spaces (6)
   Washington Mutual Bank ..........    $33.28       6,381,384       2.3      Multiple Spaces (7)
   Davis Wright Tremaine ...........    $26.00       4,407,864       1.6         December 2018
   XO Communications ...............    $25.70       4,304,628       1.6         November 2007
   Commodity Future ................    $42.79       6,922,896       2.5         September 2015
                                                  ------------     -----
   TOTAL MAJOR TENANTS                  $28.70    $ 88,391,580      32.1%
NON-MAJOR TENANTS ..................    $28.96     187,064,904      67.9
                                                  ------------     -----
OCCUPIED TOTAL .....................    $28.88    $275,456,484     100.0%
                                                  ============     =====
VACANT SPACE .......................
PROPERTY TOTAL .....................

(1)  Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)  Under the terms of multiple leases, 408,591 square feet expire in December
     2010, 180,000 square feet expire in January 2012 and 125,646 expire in June
     2014.

(3)  Under the terms of multiple leases, 4,977 square feet expire in July 2007,
     524,867 square feet expire in April 2008 and 24,450 square feet expire in
     November 2009

(4)  Under the terms of multiple leases, 41,410 square feet expire in May 2009,
     60,380 square feet expire in February 2010, 46,163 square feet expire in
     August 2010, 130,624 square feet expire in March 2015 and 76,332 square feet expire in March 2014.

(5)  Under the terms of multiple leases, 10,546 square feet expire in July 2011,
     272,046 square feet expire in December 2011 and 3,124 square feet expire in
     December 2035.

(6)  Under the terms of multiple leases, 59,544 square feet expire in February
     2008, 128,421 square feet expire in September 2008, 2,515 square feet expire in November 2008, 1,913 square feet expire in November 2009, 7,018 square feet expire in November 2010, 15,075 square feet expire in March
     2011 and 176 square feet expire in December 2035.

(7)  Under the terms of multiple leases, 3,569 square feet expire in May 2008,
     7,086 square feet expire in February 2010 and 181,103 square feet expire in
     December 2010.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       21

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                           BEACON D.C. & SEATTLE POOL
--------------------------------------------------------------------------------

             BEACON CAPITAL POOL TENANT SUMMARY -- COLLATERAL ASSETS

                                                              NET
                                           RATINGS(1)       RENTABLE     % OF NET
TENANT                                 FITCH/MOODY'S/S&P   AREA (SF)   RENTABLE AREA
------------------------------------------------------------------------------------

MAJOR TENANTS
   Booz Allen Hamilton .............        NR/NR/NR         714,237         9.4%
   GSA - Department Of Defense .....      AAA/Aaa/AAA        554,294         7.3
   Polk GSA ........................      AAA/Aaa/AAA        278,577         3.7
   Expedia .........................     NR/Baa3/BBB--       265,713         3.5
   Wells Fargo Bank NA .............       AA/Aaa/AAA        214,662         2.8
   XO Communications ...............        NR/NR/NR         167,495         2.2
   Commodity Future ................        NR/NR/NR         161,785         2.1
   Infospace .......................        NR/NR/NR         130,826         1.7
   Sierra Entertainment ............        NR/NR/NR         128,040         1.7
   Fulbright & Jaworski ............        NR/NR/NR         127,804         1.7
                                                           ---------       -----
   TOTAL MAJOR TENANTS .............                       2,743,433        36.0%

NON-MAJOR TENANTS ..................                       4,619,979        60.6
                                                           ---------       -----
OCCUPIED TOTAL .....................                       7,363,412        96.6%
VACANT SPACE .......................                         261,070         3.4
                                                           ---------       -----
PROPERTY TOTAL .....................                       7,624,482       100.0%
                                                           =========       =====

                                                                 % OF TOTAL
                                         BASE         ANNUAL       ANNUAL             LEASE
TENANT                                 RENT PSF     BASE RENT     BASE RENT         EXPIRATION
-------------------------------------------------------------------------------------------------

MAJOR TENANTS
   Booz Allen Hamilton .............    $29.44    $ 21,029,232      10.2%     Multiple Spaces (2)
   GSA - Department Of Defense .....    $32.21      17,854,320       8.7      Multiple Spaces (3)
   Polk GSA ........................    $25.18       7,014,612       3.4      Multiple Spaces (4)
   Expedia .........................    $14.90       3,959,880       1.9         September 2009
   Wells Fargo Bank NA .............    $27.24       5,847,960       2.8      Multiple Spaces (5)
   XO Communications ...............    $25.70       4,304,628       2.1         November 2007
   Commodity Future ................    $42.79       6,922,896       3.4         September 2015
   Infospace .......................    $23.60       3,087,372       1.5         February 2013
   Sierra Entertainment ............    $24.00       3,072,960       1.5         February 2010
   Fulbright & Jaworski ............    $32.64       4,171,776       2.0           June 2015
                                                  ------------     -----
   TOTAL MAJOR TENANTS .............    $28.16    $ 77,265,636      37.6%

NON-MAJOR TENANTS ..................    $27.81     128,474,940      62.4
                                                  ------------     -----
OCCUPIED TOTAL .....................    $27.94    $205,740,576     100.0%
                                                  ============     =====
VACANT SPACE .......................
PROPERTY TOTAL .....................

(1)  Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)  Under the terms of multiple leases, 408,591 square feet expire in December
     2010, 180,000 square feet expire in January 2012 and 125,646 expire in June
     2014.

(3)  Under the terms of multiple leases, 4,977 square feet expire in July 2007,
     524,867 square feet expire in April 2008 and 24,450 square feet expire in
     November 2009.

(4)  Under the terms of multiple leases, 41,410 square feet expire in May 2009,
     60,380 square feet expire in February 2010, 46,163 square feet expire in
     August 2010, and 130,624 square feet expire in March 2015.

(5)  Under the terms of multiple leases, 59,544 square feet expire in February
     2008, 128,421 square feet expire in September 2008, 2,515 square feet expire in November 2008, 1,913 square feet expire in November 2009, 7,018 square feet expire in November 2010, 15,075 square feet expire in March
     2011 and 176 square feet expire in December 2035.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       22

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                           BEACON D.C. & SEATTLE POOL
--------------------------------------------------------------------------------

              BEACON D.C. & SEATTLE POOL LEASE EXPIRATION SCHEDULE

                            WA BASE                               CUMULATIVE      % OF       CUMULATIVE
             # OF LEASES    RENT/SF    TOTAL SF   % OF TOTAL SF     % OF SF    BASE RENT     % OF BASE
   YEAR        EXPIRING    EXPIRING    EXPIRING     EXPIRING*      EXPIRING*   EXPIRING*   RENT EXPIRING*
---------------------------------------------------------------------------------------------------------

   2007          115        $27.23      651,151        6.6%            6.6%        6.4%          6.4%
   2008          152        $30.02    1,412,975       14.3%           21.0%       15.4%         21.8%
   2009          163        $25.34    1,251,256       12.7%           33.7%       11.5%         33.3%
   2010          187        $26.53    1,716,954       17.4%           51.1%       16.5%         49.9%
   2011          132        $31.07    1,030,943       10.5%           61.6%       11.6%         61.5%
   2012           75        $28.43      683,791        6.9%           68.5%        7.1%         68.6%
   2013           74        $26.83      719,205        7.3%           75.8%        7.0%         75.6%
   2014           64        $30.14      690,402        7.0%           82.8%        7.6%         83.1%
   2015           57        $33.29      791,731        8.0%           90.9%        9.6%         92.7%
   2016           30        $41.20      358,770        3.6%           94.5%        5.4%         98.1%
   2017            6        $37.94       24,067        0.2%           94.7%        0.3%         98.4%
Thereafter        42        $21.29      207,229        2.1%           96.9%        1.6%        100.0%
  Vacant           0            NA      309,867        3.1%          100.0%        0.0%        100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

       BEACON CAPITAL POOL LEASE EXPIRATION SCHEDULE -- COLLATERAL ASSETS

                            WA BASE                               CUMULATIVE      % OF       CUMULATIVE
             # OF LEASES    RENT/SF    TOTAL SF   % OF TOTAL SF    % OF SF     BASE RENT     % OF BASE
   YEAR        EXPIRING    EXPIRING    EXPIRING     EXPIRING*     EXPIRING*    EXPIRING*   RENT EXPIRING*
---------------------------------------------------------------------------------------------------------

   2007           91        $25.31      540,851         7.1%          7.1%         6.7%          6.7%
   2008          114        $29.66    1,205,994        15.8%         22.9%        17.4%         24.0%
   2009          128        $22.64      948,976        12.4%         35.4%        10.4%         34.5%
   2010          147        $25.06    1,376,439        18.1%         53.4%        16.8%         51.3%
   2011           80        $30.74      547,062         7.2%         60.6%         8.2%         59.4%
   2012           51        $26.47      477,259         6.3%         66.8%         6.1%         65.6%
   2013           50        $24.84      548,384         7.2%         74.0%         6.6%         72.2%
   2014           43        $30.11      561,316         7.4%         81.4%         8.2%         80.4%
   2015           53        $33.23      782,295        10.3%         91.7%        12.6%         93.0%
   2016           27        $42.18      318,143         4.2%         95.8%         6.5%         99.6%
   2017            6        $37.94       24,067         0.3%         96.1%         0.4%        100.0%
Thereafter        26        $ 0.00       32,626         0.4%         96.6%         0.0%        100.0%
  Vacant           0            NA      261,070         3.4%        100.0%         0.0%        100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       23

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                           BEACON D.C. & SEATTLE POOL
--------------------------------------------------------------------------------

                              NET OPERATING INCOME

                 PROPERTY                       2001           2002          2003          2004          2005
----------------------------------------------------------------------------------------------------------------

Washington Mutual Tower(1) ...............   $15,653,359   $15,708,846   $16,537,073   $16,488,332   $16,274,293
Market Square(2) .........................   $22,391,620   $24,703,280   $23,708,640   $23,025,123   $20,808,432
Reston Town Center(3) ....................   $18,269,923   $19,016,596   $16,708,954   $19,786,226   $20,712,822
1300 North Seventeenth Street(4) .........   $ 7,544,643   $ 7,042,444   $ 6,893,756   $ 6,638,448   $ 8,580,337

(1)  Represents a 62.8% interest in the Washington Mutual Tower property (in which an affiliate of the borrower is a 62.8% partner), prior to payment of approximately $3,605,875 of annual debt service ($2,264,490 based on a
     62.8% pro-rata portion) on approximately $79,250,000 of existing debt
     ($49,769,000 based on a 62.8% pro-rata portion).

(2)  Represents a 100% interest in the Market Square property, prior to payment of existing debt to the related borrower, and prior to disbursement of 70%
     of cash flows after debt service to the borrower,and 30% to a non-affiliate, as described in the Market Square Joint Venture section below.

(3)  Represents the Net Operating Income of the Reston Town Center property prior to payment of approximately $12,226,005 of annual debt service on approximately $211,250,000 of existing debt.

(4)  Represents the Net Operating Income of the 1300 North Seventeenth Street
     property prior to payment of approximately $4,754,630 of annual debt service on approximately $78,158,299 of existing debt.

                              NET OPERATING INCOME

                     PROPERTY                         1Q 2006       1Q 2007       TTM 10/06
--------------------------------------------------------------------------------------------

Wells Fargo Center ..............................   $ 4,226,437   $ 3,823,528   $ 15,474,857
Washington Mutual Tower(1) ......................   $ 4,327,781   $ 3,196,469   $ 17,004,496
City Center Bellevue ............................   $ 3,509,664   $ 2,043,796   $ 10,562,260
Sunset North ....................................   $ 2,267,063   $ 2,153,086   $  8,575,097
Plaza Center and US Bank Tower ..................   $ 1,481,715   $ 1,976,353   $  6,834,261
Eastgate Office Park ............................   $   757,101   $   834,861   $  2,887,632
Lincoln Executive Center Buildings I,II,III, A&B    $   966,130   $   922,832   $  3,183,144
Plaza East ......................................   $   392,372   $   507,342   $  2,153,661
Key Center ......................................   $ 2,549,048   $ 2,806,179   $  9,838,198
One, Two & Three Lafayette Centre ...............   $ 4,266,839   $ 4,040,525   $ 16,104,255
Market Square(2) ................................   $ 4,862,203   $ 6,140,006   $ 19,364,825
Army and Navy Club Building .....................   $   403,192   $   675,478   $  2,900,420
Liberty Place ...................................   $   922,440   $ 1,081,290   $  4,327,320
Reston Town Center(3) ...........................   $ 5,011,711   $ 5,310,612   $ 21,711,497
1616 North Fort Meyer Drive .....................   $ 1,608,930   $   969,419   $  4,633,934
1300 North Seventeenth Street(4) ................   $ 2,366,966   $ 2,346,056   $  9,108,594
Booz Allen Complex ..............................   $ 3,946,806   $ 3,929,315   $ 15,405,541
Polk & Taylor Buildings .........................   $ 5,232,204   $ 5,448,565   $ 20,383,775
American Center .................................   $   642,333   $ 1,280,969   $  3,739,160
11111 Sunset Hills Road .........................   $   674,461   $   756,493   $  3,554,775
TOTAL/WEIGHTED AVERAGE ..........................   $50,415,397   $50,243,174   $197,747,702

                     PROPERTY                          2006          TTM 03/07         U/W
----------------------------------------------------------------------------------------------

Wells Fargo Center ..............................   $ 14,736,945   $ 14,334,036   $ 19,770,003
Washington Mutual Tower(1) ......................   $ 15,919,520   $ 14,788,209   $ 16,078,102
City Center Bellevue ............................   $ 10,221,829   $  8,755,961   $  9,856,098
Sunset North ....................................   $  8,819,911   $  8,705,934   $  9,235,154
Plaza Center and US Bank Tower ..................   $  6,508,781   $  7,003,419   $  9,187,329
Eastgate Office Park ............................   $  3,016,207   $  3,093,967   $  4,004,538
Lincoln Executive Center Buildings I,II,III, A&B    $  3,523,447   $  3,480,149   $  4,360,093
Plaza East ......................................   $  2,237,310   $  2,352,280   $  2,618,950
Key Center ......................................   $ 10,992,380   $ 11,249,511   $ 11,838,738
One, Two & Three Lafayette Centre ...............   $ 15,594,015   $ 15,367,700   $ 18,268,793
Market Square(2) ................................   $ 18,729,016   $ 20,006,818   $ 26,180,226
Army and Navy Club Building .....................   $  2,495,189   $  2,767,475   $  2,578,741
Liberty Place ...................................   $  4,618,507   $  4,777,357   $  5,531,542
Reston Town Center(3) ...........................   $ 21,366,057   $ 21,664,959   $ 21,769,534
1616 North Fort Meyer Drive .....................   $  4,865,953   $  4,226,442   $  7,701,606
1300 North Seventeenth Street(4) ................   $  9,069,143   $  9,048,233   $ 11,226,415
Booz Allen Complex ..............................   $ 15,448,290   $ 15,430,798   $ 16,623,006
Polk & Taylor Buildings .........................   $ 20,794,628   $ 21,010,989   $ 23,524,092
American Center .................................   $  3,823,597   $  4,462,232   $  7,266,746
11111 Sunset Hills Road .........................   $  3,296,475   $  3,378,506   $  4,667,430
TOTAL/WEIGHTED AVERAGE ..........................   $196,077,199   $195,904,976   $232,287,136

(1)  Represents a 62.8% interest in the Washington Mutual Tower property (in which an affiliate of the borrower is a 62.8% partner), prior to payment of approximately $3,605,875 of annual debt service ($2,264,490 based on a
     62.8% pro-rata portion) on approximately $79,250,000 of existing debt
     ($49,769,000 based on a 62.8% pro-rata portion).

(2)  Represents a 100% interest in the Market Square property, prior to payment of existing debt to affiliates of the borrower, and prior to disbursement of 70% of cash flows after debt service to an affiliate of the borrower, and 30% to a non-affiliate, as described in the Market Square Joint Venture section below.

(3)  Represents the Net Operating Income of the Reston Town Center property prior to payment of approximately $12,226,005 of annual debt service on approximately $211,250,000 of existing debt.

(4)  Represents the Net Operating Income of the 1300 North Seventeenth Street
     property prior to payment of approximately $4,754,630 of annual debt service on approximately $78,158,299 of existing debt.

Pursuant to Rule 409 under the Securities Act of 1933, as amended, the Depositor has not included herein selected financial data (as defined in Item 3.01 of
Regulation S-K) for the five most recent fiscal years and most recent interim period, for the borrowers related to the property known as Market Square or the borrowers related to the Cash Flow Properties (the "Non-Provided Information").
The financial information with respect to such borrowers or the related properties set forth in the "Net Operating Income" table herein (other than under "U/W") and under "--Market Square Associates" was provided by the borrower. The borrower did not own the Mortgaged Properties during the foregoing periods. The Mortgaged Properties (or equity interests in the owners thereof)
were acquired by the borrower on April 10, 2007 from EOP Operating Limited
Partnership and/or affiliates or subsidiaries thereof (collectively,
"EOP/Blackstone"). The Depositor and its affiliates are not affiliated with the borrower or EOP/Blackstone and the borrower is not affiliated with
EOP/Blackstone. The Depositor has requested the Non-Provided Information from the borrower and have requested that the borrower request the information from
EOP/Blackstone. The borrower has informed the Depositor that the borrower does not possess the Non-Provided Information, and that EOP/Blackstone has informed the borrower that either EOP/ Blackstone does not possess the Non-Provided
Information or the Non-Provided Information has not been located.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       24

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                           BEACON D.C. & SEATTLE POOL
--------------------------------------------------------------------------------

                        PERCENTAGE LEASED INFORMATION(1)

               PROPERTY                  2000    2001    2002    2003    2004    2005    2006   RENT ROLL(2)
------------------------------------------------------------------------------------------------------------

Wells Fargo Center                       97.4%   97.0%   98.4%   90.6%   83.3%   91.0%   94.7%      92.8%
Washington Mutual Tower                  99.6%   99.6%   99.4%   98.7%   98.6%   98.1%   98.4%      96.9%
City Center Bellevue                     95.5%   81.9%   75.7%   89.5%   94.5%   96.6%   95.9%      95.6%
Sunset North                             99.9%  100.0%  100.0%   98.1%   88.0%   98.0%  100.0%     100.0%
Plaza Center and US Bank Tower           95.9%   87.9%   86.7%   81.7%   84.8%   87.6%   90.2%      95.8%
Eastgate Office Park                     99.0%   97.6%   95.4%   76.5%   90.6%   92.6%   96.1%     100.0%
Lincoln Executive Center Buildings I,
   II, III, A & B                        95.7%   88.0%   86.9%   83.9%   86.1%   89.0%   90.6%      96.8%
Plaza East                               97.6%   79.2%   54.2%   71.2%   70.4%   89.0%   98.6%      91.5%
Key Center                               96.9%   98.8%   96.5%   99.2%   96.9%   99.5%   98.5%      97.9%
One, Two & Three Lafayette Center        98.8%   98.0%   92.9%   92.9%   92.3%   98.4%   95.0%      91.3%
Market Square                            98.1%   99.0%   99.3%   96.5%   97.5%   92.2%   94.0%      95.4%
Army and Navy Building                   93.4%   85.3%   92.4%   92.6%   92.6%   94.3%   91.5%     100.0%
Liberty Place                           100.0%  100.0%  100.0%  100.0%   95.9%   95.9%  100.0%      99.4%
Reston Town Center                      100.0%   99.4%   92.2%   93.5%   99.2%   99.7%   97.0%      98.3%
1616 North Fort Myer Drive              100.0%  100.0%  100.0%   79.6%   93.1%   98.0%  100.0%      97.8%
1300 North Seventeenth Street           100.0%   98.5%   94.8%   82.6%   93.5%  100.0%   99.5%      99.4%
Booz Allen Complex                      100.0%   99.4%   99.7%   99.9%  100.0%  100.0%  100.0%      99.5%
Polk & Taylor Buildings                 100.0%   71.5%   81.0%   60.8%   79.7%   99.6%   99.9%     100.0%
American Center                          96.4%   87.1%   67.5%   67.2%   73.8%   76.0%   92.9%      94.8%
11111 Sunset Hills Road                 100.0%  100.0%  100.0%   84.9%   79.9%   88.1%  100.0%     100.0%
------------------------------------------------------------------------------------------------------------

(1)  Based on CoStar.

(2)  Based on the underwritten rent roll dated April 1, 2007.

                         TOTAL GROSS RENT INFORMATION(1)

               PROPERTY                  2000     2001     2002     2003     2004     2005     2006    RENT ROLL(2)
-------------------------------------------------------------------------------------------------------------------

Wells Fargo Center                      $41.34   $40.40   $30.83   $32.75   $30.23   $27.07   $25.47      $26.31
Washington Mutual Tower                 $40.53   $41.98   $34.68   $32.56   $31.94   $28.32   $28.73      $31.53
City Center Bellevue                    $38.06   $34.70   $24.33   $22.88   $24.59   $27.29   $29.36      $24.15
Sunset North                            $32.25   $26.80   $23.96   $22.99   $22.26   $24.38   $24.60      $26.36
Plaza Center and US Bank Tower          $32.45   $32.04   $23.91   $22.08   $23.62   $21.58   $25.76      $22.49
Eastgate Office Park                    $29.09   $27.11   $22.52   $21.90   $22.72   $21.50   $23.96      $21.55
Lincoln Executive Center Buildings I,
   II, III, A & B                       $30.25   $28.66   $20.62   $19.60   $21.42   $22.64   $25.17      $22.27
Plaza East                              $32.02   $29.97   $19.55   $21.37   $21.37   $22.78   $22.98      $22.17
Key Center                              $24.67   $26.26   $29.55   $25.45   $26.69   $29.50   $30.19      $30.28
One, Two & Three Lafayette Center       $33.09   $38.42   $38.16   $37.49   $37.59   $34.53   $39.91      $42.67
Market Square                           $43.80   $41.43   $45.74   $47.52   $53.01   $51.09   $53.20      $54.36
Army and Navy Building                  $39.76   $36.92   $39.52   $44.00   $44.73   $45.82   $50.47      $49.66
Liberty Place                           $44.33   $45.00   $ 0.00   $ 0.00   $49.00   $47.75   $49.31      $54.27
Reston Town Center                      $28.81   $38.14   $30.71   $27.15   $29.79   $36.69   $41.28      $39.49
1616 North Fort Myer Drive              $ 0.00   $ 0.00   $27.75   $28.33   $28.83   $34.03   $36.00      $30.48
1300 North Seventeenth Street           $27.04   $27.60   $26.74   $29.10   $31.19   $32.00   $29.08      $33.33
Booz Allen Complex                      $ 0.00   $24.48   $21.68   $19.84   $42.50   $42.50   $ 0.00      $32.79
Polk & Taylor Buildings                 $ 0.00   $ 0.00   $ 0.00   $30.78   $30.78   $30.78   $30.00      $30.04
American Center                         $32.54   $33.06   $26.11   $24.77   $24.29   $27.66   $32.66      $28.81
11111 Sunset Hills Road                 $27.91   $ 0.00   $23.00   $23.00   $23.00   $26.38   $30.70      $26.73
-------------------------------------------------------------------------------------------------------------------

(1)  Based on CoStar.

(2)  Based on the underwritten rent roll dated April 1, 2007.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       25

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                           BEACON D.C. & SEATTLE POOL
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Beacon D.C. & Seattle Pool Loan") is
     secured by (i) first fee and leasehold mortgages or deeds of trust encumbering 16 office properties (the "Portfolio Properties"), (ii) with respect to an additional property known as Market Square (the "Additional
     Property") (x) a pledge of the sponsor's ownership interests in a joint venture that owns the Additional Property and (y) a pledge by the related borrower of a mortgage between the underlying property owner and such borrower (the "Additional Property", together with the Mortgage Assets, the
     "Collateral Properties") and a pledge of 100% of the sponsor's indirect ownership interest in the Additional Property (collectively, the
     "Collateral Assets") and (iii) a covenant to deposit portions of the related cash flow and additional collateral (the "Cash Flow Assets") from three additional properties (the "Cash Flow Properties"). All properties are located in the states of Washington and Virginia and the District of
     Columbia. The Beacon D.C. & Seattle Pool Loan represents approximately
     10.7% of the Cut-Off Date Pool Balance. The Beacon D.C. & Seattle Pool Loan
     was originated on April 10, 2007, and has a principal balance as of the
     Cut-Off Date of $414,000,000. The other loans related to the Beacon D.C. &
     Seattle Pool Loan are evidenced by separate pari passu notes, dated April
     10, 2007 (the "Beacon D.C. & Seattle Pool Pari Passu Companion Loans" and
     together with the Beacon D.C. & Seattle Pool Loan, the "Beacon D.C. &
     Seattle Pool Whole Loan"), with an original principal balance of
     $2,700,000,000. The Beacon D.C. & Seattle Pool Pari Passu Companion Loans
     will not be assets of the Trust Fund. The Beacon D.C. & Seattle Pool Loan
     and Beacon D.C. & Seattle Pool Pari Passu Companion Loans are governed by an intercreditor and servicing agreement and will be serviced pursuant to the terms of the pooling and servicing agreement relating to the Morgan
     Stanley Capital I Trust 2007-IQ14 transaction, as described under
     "DESCRIPTION OF THE MORTGAGE POOL--Co-Lender Loans" and "SERVICING OF THE
     MORTGAGE LOANS--Servicing of the Beacon D.C. & Seattle Pool Loan" in the
     Prospectus Supplement. The Beacon D.C. & Seattle Pool Loan provides for interest-only payments for the entire loan term.

     The Beacon D.C. & Seattle Pool has a remaining term of 59 months and matures on May 7, 2012. The Beacon D.C. & Seattle Pool Loan may be prepaid at any time through and including November 6, 2011 with payment of the greater of yield maintenance or 1.0% of the prepaid amount and permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWERS. The borrowers are 23 Delaware limited liability companies, each a special purpose entity, and one Washington, D.C. general partnership. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Beacon D.C. & Seattle
     Pool Loan. The sponsor of the borrower is Beacon Capital Strategic Partners
     V, L.P. ("Beacon"). Beacon, formed in 1998, is a Boston-based real estate investment firm that focuses primarily on office properties in a select number of target markets, including Boston, Washington, D.C., New York, Los
     Angeles, San Francisco, Seattle, Denver, Chicago, London and Paris.

o    THE COLLATERAL. The Beacon D.C. & Seattle Pool Loan is secured by (i) first mortgages or deeds of trust encumbering the Portfolio Properties, (ii) a pledge of ownership interests and a first mortgage on the Additional
     Property and (iii) the Cash Flow Assets.

     The seventeen Collateral Properties contain in the aggregate, approximately
     7,624,482 square feet of office space. As of April 1, 2007, the occupancy rate for the Collateral Properties securing the Beacon D.C. & Seattle Pool
     Loan was approximately 96.6%.

     The Cash Flow Assets also secure the Beacon D.C. & Seattle Pool Loan. The
     Cash Flow Properties consist of the Washington Mutual Tower located in
     Seattle, Washington; Reston Town Center located in Reston, Virginia; and
     1300 North Seventeenth Street, located in Arlington, Virginia. With respect to the Washington Mutual Tower, the related borrower has agreed to deposit distributions from the joint venture owning the property into a designated deposit account, and with respect to Reston Town Center and 1300 North
     Seventeenth Street the related borrowers have agreed to deposit distributions from the owner of the related property to such account. The
     Cash Flow Properties are otherwise directly encumbered by existing debt to third parties.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       26

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                           BEACON D.C. & SEATTLE POOL
--------------------------------------------------------------------------------

o    RELEASES.

     Release of Collateral Assets. The Beacon D.C. & Seattle Pool Loan permits partial release of the Collateral Properties (except for the Sunset
     Development parcel) upon the satisfaction of certain financial conditions, such that until actual NOI DSC Ratio reaches 1.45x, the payment of a prepayment amount which is the greater of: (i) 90% of net sale proceeds, or
     (ii) 110% of the allocated loan amount provided that after such prepayment and removal of collateral the NOI DSC Ratio is at least equal to the greater of: (a) NOI DSC Ratio of 1.07x or (b) the NOI DSC Ratio immediately prior to the sale and release. Once actual NOI DSC Ratio equals at least
     1.45x, then the Collateral Properties may be released upon the satisfaction of certain financial conditions, including (i) payment of a prepayment amount which is the greater of 75% of net sales proceeds or (ii) 100% of the allocated loan amount provided that the NOI DSC Ratio after the sale and release of the collateral is at least 1.45x. For purposes of calculating NOI DSC Ratio in connection with a release, debt service does not include debt service on the Mezzanine Loans.

     The Beacon D.C. & Seattle Pool Loan permits partial release of the Sunset
     Development parcel upon the satisfaction of certain financial conditions, such that so long as the Additional Property remains part of the collateral for the Beacon D.C. & Seattle Pool Loan, the LTV ratio for the Portfolio
     Properties is no greater than 125%. Upon satisfaction of the conditions, the Sunset Development parcel may be released at any time through and including November 6, 2011, with the payment of the applicable Release
     Amount, as defined in the mortgage loan documents.

     Release of Cash Flow Assets. The Beacon D.C. & Seattle Pool Loan permits partial release of the Cash Flow Assets and associated prepayment of the
     Loan and the Mezzanine Loans, provided that after such prepayment and removal of, collateral the NOI DSC Ratio for the Beacon D.C. & Seattle Pool
     Loan and the Mezz Loans is at least equal to the greater of (a) NOI DSC
     Ratio of 1.07x or (b) NOI DSC Ratio immediately prior to the sale and release. Properties may be released for the following amounts, which will pay off the Mezzanine Loans first and then the mortgage loan, with prepayment of the latter capped at a total of $100,000,000: (i) Washington
     Mutual Tower, $235,000,000; (ii) Reston Town Center, $130,000,000; (iii)
     1300 North Seventeenth Street, $75,000,000. If a sale or release results in
     (i) all Cash Flow Assets being released and (ii) a prepayment of the
     Mortgage Loan in the aggregate amount of $100,000,000 (whether pursuant to one or more multiple releases), then the related borrower is only required to satisfy the NOI DSC Ratio of 1.07x (and not the NOI DSC Ratio
     immediately prior to the sale or release).

o    LOCK BOX ACCOUNT. All tenant payments due under the applicable leases are deposited into a mortgagee-designated lockbox account.

o    MEZZANINE LOAN. Mezzanine Loans with an aggregate original principal amount of $205,000,000 were originated on April 10, 2007. The Mezzanine Loans are not assets of the Trust Fund and are secured by pledges of the equity interests in the borrowers. In the event that any of the Cash Flow Assets are released from the Beacon D.C. & Seattle Pool Loan, then the allocated release price, as defined in the related Mortgage Loan documents, will first be used to pay down the Mezzanine Loans and then up to $100,000,000 of the Beacon D.C. & Seattle Pool Loan.

o    MANAGEMENT. Four (4) entities, three of which are affiliates of the sponsor, are the property managers for the Mortgaged Properties securing the Beacon D.C. & Seattle Pool Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       27

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       28

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                              ING HOSPITALITY POOL
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       29

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                              ING HOSPITALITY POOL
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       30

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                              ING HOSPITALITY POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          LOAN INFORMATION
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                $283,850,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     7.4%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                                     ING Clarion Partners
TYPE OF SECURITY                                                         Various
PARTIAL RELEASE(1)                                                           Yes
MORTGAGE RATE                                                             5.663%
MATURITY DATE                                                      June 11, 2012
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                               60/IO
REMAINING TERM / AMORTIZATION                                              60/IO
LOCKBOX(2)                                                             Springing

UP-FRONT RESERVES
   ENGINEERING/REPLACEMENT(3)                 $ 2,127,290
   PIP (4)                                    $56,042,810

ONGOING ANNUAL RESERVES
   TAX/INSURANCE                                Springing
   FF&E(5)                                      Springing

ADDITIONAL FINANCING(6)                   Pari Passu Debt           $283,850,000

                                                                     PARI PASSU
                                                                      NOTES(7)
                                                                    ------------
CUT-OFF DATE BALANCE                                                $567,700,000
CUT-OFF DATE BALANCE/ROOM                                                $97,947
CUT-OFF DATE LTV                                                           63.8%
MATURITY DATE LTV                                                          63.8%
UW DSCR ON NCF                                                             2.14x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                46
LOCATION                                                                 Various
PROPERTY TYPE                                       Hospitality -- Extended Stay
SIZE (ROOMS)                                                               5,796
OCCUPANCY AS OF TTM DECEMBER
     2006                                                                  77.0%
YEAR BUILT / YEAR RENOVATED                                              Various
APPRAISED VALUE                                                     $890,300,000
                                                 Marriott International, Inc. or
PROPERTY MANAGEMENT                                    Hilton Hotels Corporation
UW ECONOMIC OCCUPANCY                                                      78.2%
UW REVENUES                                                         $198,916,263
UW TOTAL EXPENSES                                                   $122,171,704
UW NET OPERATING INCOME (NOI)                                       $ 76,744,560
UW NET CASH FLOW (NCF)                                              $ 68,787,909
--------------------------------------------------------------------------------

(1)  The ING Hospitality Pool Loan permits partial release of certain properties comprising the Mortgaged Property under certain circumstances. See
     "Release" below.

(2)  A lockbox may be required upon either: (i) an event of default or (ii)
     certain other conditions as specified in the related Mortgage Loan documents.

(3)  At origination, $2,127,290 was escrowed to fund an engineering reserve. The reserve can be used for funding certain maintenance, repairs and/or remedial or corrective work related to various building code and fire code deficiencies.

(4)  The up-front property improvement plans and renovation reserve of
     $56,042,810 is maintained at JPMorgan Chase Bank N.A. in the name of the
     Borrower's sponsor. The reserve is collaterally assigned to the mortgagee and the reserve will be transferred to the mortgagee upon an event of default.

(5)  Annual amount determined by mortgagee, in no event less than 4% of the gross revenue.

(6)  Future mezzanine debt is permitted, subject to certain conditions including, but not limited to: (i) the debt yield is not less than 10%,
     (ii) the aggregate loan-to-value ratio shall not exceed 80.0%, (iii) rating agency consent and (iv) certain other conditions as specified in the related Mortgage Loan documents.

(7)  LTV Ratios, DSC Ratio and Cut-Off Date Balance/SF were derived from the aggregate indebtedness of, or scheduled debt service due in connection with, the ING Hospitality Pool Loan and the ING Hospitality Pool Pari Passu
     Companion Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       31

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                              ING HOSPITALITY POOL
--------------------------------------------------------------------------------

                          ING HOSPITALITY POOL SUMMARY

                                           ALLOCATED       SPECIFIC
                                            CUT-OFF        PROPERTY     YEAR BUILT/
              PROPERTY NAME              DATE BALANCE        TYPE        RENOVATED    ROOMS
-------------------------------------------------------------------------------------------

Residence Inn -- La Jolla, CA            $ 28,759,000   Extended Stay   1986 / 2003     288
Residence Inn Seattle East --
   Redmond, WA                             17,819,000   Extended Stay    1999 / NA      180
Residence Inn -- Long Beach, CA            15,324,000   Extended Stay   1987 / 2006     216
Residence Inn -- Costa Mesa, CA            13,578,000   Extended Stay    1986 / NA      144
Residence Inn Pasadena --
  Arcadia, CA                              11,760,500   Extended Stay    1989 / NA      120
Residence Inn -- Irvine, CA                10,620,000   Extended Stay   1989 / 2003     112
Homewood Suites -- Herndon, VA             10,156,500   Extended Stay   1998 / 2006     109
Residence Inn Concord --
   Pleasant Hill, CA                        9,337,000   Extended Stay    1989 / NA      126
Residence Inn -- San Ramon, CA              7,982,500   Extended Stay    1989 / NA      106
Homewood Suites -- Linthicum, MD            7,662,000   Extended Stay   1998 / 2006     147
Residence Inn -- Saint Louis, MO            6,842,500   Extended Stay   1988 / 2005     152
Residence Inn -- Bakersfield, CA            6,272,000   Extended Stay   1990 / 2004     114
Residence Inn -- Boulder, CO                6,022,500   Extended Stay   1986 / 2003     128
Residence Inn Chicago -- Deerfield, IL      5,951,500   Extended Stay   1989 / 2004     128
Residence Inn -- Hapeville, GA              5,951,500   Extended Stay    1990 / NA      126
Homewood Suites -- Malvern, PA              5,916,000   Extended Stay    1998 / NA      123
Residence Inn -- Houston, TX                5,630,500   Extended Stay   1989 / 2003     110
Residence Inn -- Santa Fe, NM               5,559,500   Extended Stay   1986 / 2006     120
Residence Inn -- Placentia, CA              5,452,500   Extended Stay   1988 / 2003     112
Homewood Suites -- Glen Allen, VA           5,132,000   Extended Stay    1998 / NA      123
Residence Inn -- Atlanta, GA                5,096,000   Extended Stay   1987 / 2004     136
Homewood Suites -- Beaverton, OR            4,918,000   Extended Stay    1998 / NA      123
Residence Inn Cincinnati -- North --
   Sharonville                              4,739,500   Extended Stay    1985 / NA      144
Residence Inn -- Lombard, IL                4,561,500   Extended Stay   1987 / 2006     144
Residence Inn -- Jacksonville, FL           4,526,000   Extended Stay   1986 / 2004     112
Homewood Suites -- Irving, TX               4,419,000   Extended Stay   1989 / 2005     136
Homewood Suites -- Clearwater, FL           4,383,500   Extended Stay   1998 / 2006     112
Residence Inn Dallas -- Irving, TX          4,383,500   Extended Stay   1989 / 2007     120
Residence Inn -- Boca Raton, FL             4,027,000   Extended Stay   1988 / 2005     120
Residence Inn -- Clearwater, FL             3,920,000   Extended Stay   1986 / 2004      88
Residence Inn -- Birmingham, AL             3,813,000   Extended Stay   1986 / 2004     128
Residence Inn -- Smyrna, GA                 3,670,500   Extended Stay   1986 / 2006     130
Homewood Suites -- Addison, TX              3,528,000   Extended Stay   1989 / 2006     120
Homewood Suites -- Chesterfield, MO         3,385,500   Extended Stay    1999 / NA      145
Residence Inn -- Montgomery, AL             3,350,000   Extended Stay   1990 / 2006      94
Homewood Suites -- Atlanta, GA
   (Buckhead)                               3,314,500   Extended Stay   1997 / 2006      92
Residence Inn -- Blue Ash, OH               3,029,000   Extended Stay   1989 / 2006     118
Residence Inn -- Chesterfield, MO           3,029,000   Extended Stay   1986 / 2006     104
Residence Inn -- Berwyn, PA                 2,993,500   Extended Stay   1988 / 2003      88
Residence Inn -- Danvers, MA                2,922,000   Extended Stay   1989 / 2006      96
Homewood Suites -- Midvale, UT              2,886,500   Extended Stay    1996 / NA       98
Homewood Suites -- Plano, TX                2,744,000   Extended Stay   1996 / 2006      99
Homewood Suites -- Atlanta, GA
   (Cumberland)                             2,530,000   Extended Stay   1990 / 2006     124
Residence Inn -- Memphis, TN                2,245,000   Extended Stay   1986 / 2007     105
Residence Inn -- Norcross, GA               2,067,000   Extended Stay   1984 / 2002     144
Homewood Suites -- Norcross, GA             1,639,500   Extended Stay    1989 / NA       92
                                         ------------                                 -----
TOTAL/WEIGHTED AVERAGE                   $283,850,000                                 5,796
                                         ============                                 =====

                                           ALLOCATED
                                            CUT-OFF     APPRAISED
                                         DATE BALANCE     VALUE       OCCUPANCY        ADR           REVPAR
              PROPERTY NAME                PER ROOM     PER ROOM    PENETRATION*   PENETRATION*   PENETRATION*
--------------------------------------------------------------------------------------------------------------

Residence Inn -- La Jolla, CA              $199,715      $301,042      107.0%         106.7%         114.2%
Residence Inn Seattle East --
   Redmond, WA                             $197,989      $292,222       96.6%         108.5%         104.9%
Residence Inn -- Long Beach, CA            $141,889      $210,185       94.5%         130.2%         123.1%
Residence Inn -- Costa Mesa, CA            $188,583      $275,000      107.9%         103.6%         111.7%
Residence Inn Pasadena --
   Arcadia, CA                             $196,008      $298,333      109.5%         122.8%         134.5%
Residence Inn -- Irvine, CA                $189,643      $291,964      109.0%         122.7%         133.7%
Homewood Suites -- Herndon, VA             $186,358      $274,312      108.1%         100.3%         108.4%
Residence Inn Concord --
   Pleasant Hill, CA                       $148,206      $243,651      118.3%         112.2%         132.7%
Residence Inn -- San Ramon, CA             $150,613      $248,113      114.9%         131.1%         150.6%
Homewood Suites -- Linthicum, MD           $104,245      $156,463      106.8%         110.7%         118.2%
Residence Inn -- Saint Louis, MO           $ 90,033      $133,553      115.9%          99.0%         114.7%
Residence Inn -- Bakersfield, CA           $110,035      $164,912      121.7%         109.1%         132.8%
Residence Inn -- Boulder, CO               $ 94,102      $151,563      127.2%          97.3%         123.8%
Residence Inn Chicago -- Deerfield, IL     $ 94,468      $142,969       95.5%         107.3%         102.4%
Residence Inn -- Hapeville, GA             $ 92,992      $165,079       95.1%         127.2%         120.9%
Homewood Suites -- Malvern, PA             $ 96,195      $160,163      117.1%         105.2%         123.2%
Residence Inn -- Houston, TX               $102,373      $183,636      113.6%         110.1%         125.1%
Residence Inn -- Santa Fe, NM              $ 92,658      $137,500      140.8%         118.8%         167.3%
Residence Inn -- Placentia, CA             $ 97,366      $157,143      110.1%         100.1%         110.2%
Homewood Suites -- Glen Allen, VA          $ 83,447      $125,203      108.8%          99.0%         107.8%
Residence Inn -- Atlanta, GA               $ 74,941      $122,794      108.6%          99.6%         108.2%
Homewood Suites -- Beaverton, OR           $ 79,967      $122,764      109.8%          96.6%         106.2%
Residence Inn Cincinnati -- North --
   Sharonville                             $ 65,826      $102,778      135.8%         101.6%         137.9%
Residence Inn -- Lombard, IL               $ 63,354      $ 99,306      104.5%          98.1%         102.6%
Residence Inn -- Jacksonville, FL          $ 80,821      $137,500      102.0%         109.3%         111.5%
Homewood Suites -- Irving, TX              $ 64,985      $ 99,265      109.3%         102.0%         111.5%
Homewood Suites -- Clearwater, FL          $ 73,058      $116,964      110.6%         111.3%         123.1%
Residence Inn Dallas -- Irving, TX         $ 78,277      $121,667       89.7%         120.8%         108.4%
Residence Inn -- Boca Raton, FL            $ 67,117      $109,167      107.5%         101.3%         108.8%
Residence Inn -- Clearwater, FL            $ 89,091      $139,773      111.6%         124.3%         138.8%
Residence Inn -- Birmingham, AL            $ 59,578      $ 97,656       84.9%         111.7%          94.9%
Residence Inn -- Smyrna, GA                $ 56,469      $ 90,769       92.6%         117.5%         108.9%
Homewood Suites -- Addison, TX             $ 58,800      $ 90,833       98.1%         110.9%         108.8%
Homewood Suites -- Chesterfield, MO        $ 46,697      $ 72,414      109.9%          92.6%         101.7%
Residence Inn -- Montgomery, AL            $ 71,277      $111,702       90.1%          98.1%          88.4%
Homewood Suites -- Atlanta, GA
   (Buckhead)                              $ 72,054      $107,609       94.6%         104.1%          98.5%
Residence Inn -- Blue Ash, OH              $ 51,339      $ 82,203      119.5%          91.8%         109.7%
Residence Inn -- Chesterfield, MO          $ 58,250      $ 91,346      113.0%         103.6%         117.1%
Residence Inn -- Berwyn, PA                $ 68,034      $125,000      101.4%         115.7%         117.3%
Residence Inn -- Danvers, MA               $ 60,875      $113,542      140.7%         123.7%         174.0%
Homewood Suites -- Midvale, UT             $ 58,908      $ 89,796      106.5%          99.3%         105.7%
Homewood Suites -- Plano, TX               $ 55,434      $ 94,949      116.6%          99.1%         115.6%
Homewood Suites -- Atlanta, GA
   (Cumberland)                            $ 40,806      $ 63,710      117.4%          95.1%         111.6%
Residence Inn -- Memphis, TN               $ 42,762      $ 68,571       82.2%          96.8%          79.5%
Residence Inn -- Norcross, GA              $ 28,708      $ 83,333       73.2%         102.7%          75.2%
Homewood Suites -- Norcross, GA            $ 35,641      $ 56,522      133.9%          97.8%         130.9%
                                           --------
TOTAL/WEIGHTED AVERAGE                     $ 97,947      $153,606      107.8%         107.6%         115.8%
                                           ========

*    Based on HVS International Appraisals dated March 2007.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       32

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                              ING HOSPITALITY POOL
--------------------------------------------------------------------------------

        ING EXTENDED STAY HOSPITALITY POOL FINANCIAL PERFORMANCE SUMMARY

                                                       2004                            2005
                                         -----------------------------   -----------------------------
            PROPERTY NAME                OCCUPANCY     ADR     REV PAR   OCCUPANCY     ADR     REV PAR
------------------------------------------------------------------------------------------------------

Residence Inn -- La Jolla, CA               83.1%    $120.49   $100.13     81.2%     $134.53   $109.21
Residence Inn Seattle East --
   Redmond, WA                              76.8%    $141.09   $108.39     79.8%     $145.53   $116.13
Residence Inn -- Long Beach, CA             82.6%    $111.49   $ 92.06     82.5%     $121.47   $100.15
Residence Inn -- Costa Mesa, CA             75.9%    $112.57   $ 85.49     83.0%     $127.35   $105.70
Residence Inn Pasadena --
   Arcadia, CA                              85.6%    $125.00   $107.05     87.5%     $138.83   $121.53
Residence Inn -- Irvine, CA                 84.2%    $114.95   $ 96.83     82.7%     $125.81   $104.11
Homewood Suites -- Herndon, VA              82.3%    $142.06   $116.97     78.1%     $145.14   $113.36
Residence Inn Concord --
   Pleasant Hill, CA                        80.4%    $109.61   $ 88.18     79.0%     $117.73   $ 93.06
Residence Inn -- San Ramon, CA              71.6%    $115.42   $ 82.65     79.5%     $120.52   $ 95.78
Homewood Suites --
   Linthicum Heights, MD                    79.2%    $112.08   $ 88.71     78.8%     $115.73   $ 91.18
Residence Inn -- Saint Louis, MO            83.9%    $ 94.48   $ 79.24     79.8%     $ 97.79   $ 78.06
Residence Inn -- Bakersfield, CA            84.1%    $ 95.73   $ 80.54     88.2%     $102.11   $ 90.05
Residence Inn -- Boulder, CO                73.2%    $108.93   $ 79.77     73.0%     $113.09   $ 82.51
Residence Inn -- Hapeville, GA              82.7%    $ 93.06   $ 76.98     85.6%     $101.37   $ 86.73
Residence Inn Chicago -- Deerfield, IL      79.0%    $ 90.41   $ 71.43     76.7%     $104.09   $ 79.88
Homewood Suites -- Malvern, PA              77.9%    $104.79   $ 81.59     83.6%     $104.69   $ 87.52
Residence Inn -- Houston, TX                80.0%    $ 92.73   $ 74.15     82.0%     $ 97.87   $ 80.27
Residence Inn -- Santa Fe, NM               75.9%    $ 94.24   $ 71.50     83.7%     $ 92.94   $ 77.76
Residence Inn -- Placentia, CA              79.9%    $ 91.05   $ 72.79     86.7%     $ 97.69   $ 84.68
Homewood Suites -- Glen Allen, VA           74.9%    $ 89.54   $ 67.06     68.1%     $ 97.02   $ 66.03
Residence Inn -- Atlanta, GA                65.9%    $ 97.15   $ 64.00     71.7%     $104.31   $ 74.77
Homewood Suites -- Beaverton, OH            69.9%    $ 77.84   $ 54.45     74.3%     $ 81.25   $ 60.36
Residence Inn Cincinnati -- North --
   Sharonville                              76.9%    $ 80.77   $ 62.14     76.5%     $ 87.70   $ 67.07
Residence Inn -- Lombard, IL                77.2%    $ 81.89   $ 63.25     73.9%     $ 86.54   $ 63.94
Residence Inn -- Jacksonville, FL           79.9%    $ 86.15   $ 68.83     86.5%     $ 97.14   $ 84.05
Homewood Suites Dallas -- Irving, TX        75.3%    $ 88.45   $ 66.58     76.0%     $ 90.54   $ 68.77
Residence Inn Dallas -- Irving, TX          77.2%    $ 87.33   $ 67.38     77.7%     $ 92.85   $ 72.11
Homewood Suites -- Clearwater, FL           78.3%    $ 93.17   $ 72.96     79.5%     $ 98.52   $ 78.32
Residence Inn -- Boca Raton, FL             86.3%    $ 83.13   $ 71.76     82.6%     $ 83.39   $ 68.91
Residence Inn -- Clearwater, FL             81.7%    $ 97.33   $ 79.55     80.7%     $111.95   $ 90.34
Residence Inn -- Birmingham, AL             79.9%    $ 79.09   $ 63.16     78.1%     $ 91.97   $ 71.78
Residence Inn -- Smyrna, GA                 66.6%    $ 81.62   $ 54.36     77.7%     $ 82.72   $ 64.30
Homewood Suites -- Addison, TX              73.1%    $ 80.99   $ 59.24     72.8%     $ 84.75   $ 61.66
Homewood Suites -- Chesterfield, MO        100.3%    $ 59.08   $ 59.24     71.4%     $ 83.12   $ 59.35
Residence Inn -- Montgomery, AL             86.9%    $ 87.51   $ 76.04     82.9%     $ 94.00   $ 77.90
Homewood Suites -- Atlanta, GA
   (Buckhead)                               76.2%    $101.18   $ 77.10     75.5%     $105.60   $ 79.71
Residence Inn -- Chesterfield, MO           71.3%    $ 84.54   $ 60.25     72.3%     $ 85.11   $ 61.57
Residence Inn -- Blue Ash, OH               73.4%    $ 86.03   $ 63.15     72.5%     $ 90.87   $ 65.90
Residence Inn -- Berwyn, PA                 60.0%    $111.83   $ 67.09     52.5%     $129.72   $ 68.09
Residence Inn -- Danvers, MA                78.8%    $ 94.60   $ 74.55     80.0%     $ 97.56   $ 78.01
Homewood Suites -- Midvale, UT              70.2%    $ 81.17   $ 56.99     70.1%     $ 39.35   $ 27.58
Homewood Suites -- Plano, TX                77.9%    $ 80.56   $ 62.79     80.3%     $ 84.12   $ 67.58
Homewood Suites -- Atlanta, GA
   (Cumberland)                             68.6%    $ 87.35   $ 59.89     71.6%     $ 89.46   $ 64.01
Residence Inn -- Memphis, TN                64.6%    $ 92.11   $ 59.49     70.1%     $ 89.54   $ 62.78
Residence Inn -- Norcross, GA               65.5%    $ 76.42   $ 50.07     66.4%     $ 84.45   $ 56.05
Homewood Suites -- Norcross, GA             73.8%    $ 74.12   $ 54.71     72.3%     $ 74.79   $ 54.08
AVERAGE                                     77.2%    $ 95.46   $ 73.71     77.5%     $100.93   $ 78.54

                                                      2006                         UNDERWRITTEN
                                         -----------------------------   ------------------------------
             PROPERTY NAME               OCCUPANCY     ADR     REV PAR   OCCUPANCY      ADR     REV PAR
--------------------------------------   ---------   -------   -------   ---------   --------   -------

Residence Inn -- La Jolla, CA              79.9%     $148.38   $118.55     79.9%      $156.91   $125.37
Residence Inn Seattle East --
   Redmond, WA                             76.5%     $167.23   $127.88     76.8%      $179.49   $137.85
Residence Inn -- Long Beach, CA            74.6%     $128.13   $ 95.64     79.0%      $136.36   $107.72
Residence Inn -- Costa Mesa, CA            82.0%     $140.31   $115.08     82.3%      $151.92   $125.03
Residence Inn Pasadena --
   Arcadia, CA                             80.0%     $148.93   $119.08     84.2%      $157.58   $132.68
Residence Inn -- Irvine, CA                83.9%     $140.42   $117.80     83.7%      $152.87   $127.95
Homewood Suites -- Herndon, VA             80.5%     $150.15   $120.88     81.6%      $156.15   $127.42
Residence Inn Concord --
   Pleasant Hill, CA                       87.1%     $124.21   $108.24     86.0%      $135.35   $116.40
Residence Inn -- San Ramon, CA             82.2%     $132.90   $109.28     82.2%      $140.92   $115.88
Homewood Suites --
   Linthicum Heights, MD                   79.3%     $118.77   $ 94.14     79.5%      $123.41   $ 98.11
Residence Inn -- Saint Louis, MO           81.1%     $108.97   $ 88.37     81.1%      $114.19   $ 92.61
Residence Inn -- Bakersfield, CA           83.9%     $110.20   $ 92.48     86.3%      $117.55   $101.44
Residence Inn -- Boulder, CO               76.4%     $118.12   $ 90.26     75.1%      $124.94   $ 93.83
Residence Inn -- Hapeville, GA             79.8%     $111.91   $ 89.26     83.8%      $115.26   $ 96.59
Residence Inn Chicago -- Deerfield, IL     77.5%     $114.61   $ 88.84     77.5%      $118.41   $ 91.77
Homewood Suites -- Malvern, PA             86.9%     $106.82   $ 92.87     87.8%      $112.67   $ 98.92
Residence Inn -- Houston, TX               81.3%     $107.11   $ 87.13     81.3%      $113.83   $ 92.54
Residence Inn -- Santa Fe, NM              68.7%     $102.42   $ 70.35     81.0%      $119.64   $ 96.91
Residence Inn -- Placentia, CA             81.7%     $106.06   $ 86.66     82.2%      $112.19   $ 92.22
Homewood Suites -- Glen Allen, VA          74.0%     $ 98.89   $ 73.15     74.0%      $ 98.89   $ 73.15
Residence Inn -- Atlanta, GA               74.1%     $109.87   $ 81.43     76.1%      $113.01   $ 86.00
Homewood Suites -- Beaverton, OH           79.0%     $ 89.17   $ 70.48     78.4%      $ 93.84   $ 73.57
Residence Inn Cincinnati -- North --
   Sharonville                             78.6%     $ 90.87   $ 71.40     78.0%      $ 93.94   $ 73.27
Residence Inn -- Lombard, IL               76.9%     $ 95.36   $ 73.35     74.5%      $106.55   $ 79.38
Residence Inn -- Jacksonville, FL          77.8%     $105.43   $ 82.06     80.5%      $109.39   $ 88.06
Homewood Suites Dallas -- Irving, TX       78.8%     $ 94.80   $ 74.69     79.4%      $100.17   $ 79.53
Residence Inn Dallas -- Irving, TX         72.1%     $106.36   $ 76.65     75.9%      $113.35   $ 86.03
Homewood Suites -- Clearwater, FL          77.7%     $103.90   $ 80.76     77.7%      $103.90   $ 80.76
Residence Inn -- Boca Raton, FL            70.6%     $102.41   $ 72.35     73.0%      $111.76   $ 81.58
Residence Inn -- Clearwater, FL            79.6%     $115.19   $ 91.70     80.9%      $123.25   $ 99.71
Residence Inn -- Birmingham, AL            72.8%     $ 94.94   $ 69.14     75.8%      $ 98.96   $ 75.01
Residence Inn -- Smyrna, GA                75.6%     $ 88.14   $ 66.67     78.3%      $ 95.40   $ 74.70
Homewood Suites -- Addison, TX             74.6%     $ 92.03   $ 68.62     75.2%      $ 95.37   $ 71.72
Homewood Suites -- Chesterfield, MO        69.7%     $ 84.07   $ 58.57     69.7%      $ 84.07   $ 58.56
Residence Inn -- Montgomery, AL            77.9%     $ 94.58   $ 73.67     80.5%      $102.84   $ 82.78
Homewood Suites -- Atlanta, GA
   (Buckhead)                              75.2%     $112.54   $ 84.62     76.0%      $118.93   $ 90.38
Residence Inn -- Chesterfield, MO          77.0%     $ 94.04   $ 72.40     77.0%      $ 97.37   $ 74.97
Residence Inn -- Blue Ash, OH              73.6%     $ 95.54   $ 70.30     74.6%      $100.34   $ 74.85
Residence Inn -- Berwyn, PA                69.2%     $127.08   $ 87.95     69.2%      $128.56   $ 88.96
Residence Inn -- Danvers, MA               79.9%     $103.44   $ 82.66     81.5%      $107.92   $ 87.95
Homewood Suites -- Midvale, UT             75.0%     $ 90.22   $ 67.64     75.4%      $ 93.73   $ 70.67
Homewood Suites -- Plano, TX               78.0%     $ 96.79   $ 75.49     78.0%      $ 96.79   $ 75.48
Homewood Suites -- Atlanta, GA
   (Cumberland)                            67.3%     $ 94.76   $ 63.73     72.5%      $ 97.88   $ 70.96
Residence Inn -- Memphis, TN               67.5%     $ 95.33   $ 64.39     67.5%      $100.43   $ 67.84
Residence Inn -- Norcross, GA              66.2%     $ 87.17   $ 57.67     67.4%      $ 92.26   $ 62.18
Homewood Suites -- Norcross, GA            78.2%     $ 79.59   $ 62.25     79.9%      $ 82.50   $ 65.92
AVERAGE                                    77.0%     $109.31   $ 84.49     78.2%      $115.24   $ 90.55

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       33

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                              ING HOSPITALITY POOL
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "ING Hospitality Pool Loan") is secured by a first mortgage encumbering the borrowers' fee or leasehold interests in
     46 extended stay hotels. The ING Hospitality Pool Loan represents approximately 7.4% of the Cut-Off Date Pool Balance. The ING Hospitality
     Pool Loan was originated on May 23, 2007, and has a principal balance as of the Cut-Off Date of $283,850,000. The ING Hospitality Pool Loan, which is evidenced by a pari passu note, dated May 23, 2007, is a portion of a whole loan with an original principal balance of $567,700,000. The other loan related to the ING Hospitality Pool Loan is evidenced by a separate note, dated May 23, 2007 (the "ING Hospitality Pool Pari Passu Loan" and together with the ING Hospitality Pool Loan, the "ING Hospitality Pool Whole Loan"),
     with an original principal balance of $283,850,000. The ING Hospitality
     Pool Pari Passu Loan will not be an asset of the Trust Fund. The ING
     Hospitality Pool Loan and the ING Hospitality Pool Pari Passu Loan are
     governed by an intercreditor and servicing agreement and will be serviced pursuant to the terms of the pooling and servicing agreement, as described in the Prospectus Supplement under "DESCRIPTION OF THE MORTGAGE
     POOL--Co-Lender Loans". The ING Hospitality Pool Loan provides for interest-only payments for the entire loan term.

     The ING Hospitality Pool Loan has a remaining term of 60 months and matures on June 11, 2012. The ING Hospitality Pool Loan may be prepaid at any time through and including December 11, 2011 with payment of the greater of yield maintenance or 1.0% of the prepaid amount.

o    THE BORROWERS. The borrowers consist of 13 special purpose entities. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the ING Hospitality Pool Loan. The sponsor of the borrowers is ING Clarion Partners ("ING Clarion") through its affiliate Lion ES Hotels, LP. ING Clarion Partners is a subsidiary of
     ING Insurance Americas ("ING Insurance").

     ING Clarion Partners, founded in 1982, and its affiliates manage more than
     $45 billion is assets in the private equity, public equity and public debt sectors of the real estate markets. ING Clarion Partners has more than 600 employees located in major markets throughout the United States.

     ING Insurance Americas offers individual, business and institutional customers financial products and services in insurance, investment, asset management and internet banking. ING Group ("ING Group"), the company's parent, employs more than 112,000 employees and provides banking, insurance and asset management to more than 60 million clients in more than 60 countries. As of June 9, 2007, ING Group was rated "AA--" (Fitch), "Aa2"
     (Moody's), and "AA" (S&P).

o    THE PROPERTIES. The Mortgaged Properties consist of 46 extended stay hotels containing, in the aggregate, approximately 5,796 rooms located throughout
     18 states. Based on the trailing 12-month period ending December 2006, the average occupancy rate for the Mortgaged Properties securing the ING
     Hospitality Pool Loan was approximately 77.0%.

o    SUBSTITUTION. The borrowers may substitute properties of like kind and quality subject to certain criteria, including but not limited to (i)
     substitution with a comparable franchise flag and management, (ii) the aggregate of all substituted properties following such substitution cannot exceed 30% of the mortgaged property as constituted on the date of origination nor shall the aggregate allocated loan amounts for the substituted properties following any substitution exceed fifty percent
     (50%) of the original principal amount of the mortgage loan, (iii) the appraisal of the substitute property indicates an appraised value at least equal to or greater than the appraised value of the substituted property,
     (iv) the substitute Mortgaged Property having a debt yield equal to or greater than the substituted Mortgaged Property's debt yield at origination and (v) lender receipt of a no downgrade letter from the Rating Agencies.

o    RELEASE. The release of an individual Mortgaged Property will be permitted subject to satisfaction of certain tests and conditions as set forth in the related Mortgage Loan documents including (i) a prepayment premium equal to the greater of 1.0% or yield maintenance, (ii) loan repayment in the amount of the Release Premium, (iii) a debt yield of not less than 11.5% on the remaining properties and (iv) lender receipt of a no-downgrade confirmation from the rating agencies where the partial release would result in the then outstanding Mortgage Loan balance being reduced by more than 15%. The
     Release Premium is 100% for the first 0-35% of the original loan amount being pre-paid, 105% for the next 36-50% of the original loan amount being pre-paid and 110% for the final 51-100% of the original loan amount being pre-paid.

o    LOCKBOX ACCOUNT. At the lender's election, but only at a time during which the Mortgaged Property is not managed by a Qualified Manager (as defined in the Mortgage Loan documents) or an event of default under the Mortgage Loan documents exists, all revenue from the Mortgaged Properties will be deposited into a mortgagee-designated lockbox.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       34

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                              ING HOSPITALITY POOL
--------------------------------------------------------------------------------

o    MANAGEMENT. The Mortgaged Properties secured by Residence Inn hotels are managed by Residence Inn by Marriott, LLC, an affiliate of Marriott
     International, Inc. ("Marriott International"). Established in 1971 and
     headquartered in Washington, D.C., Marriott International engages in the operation and franchising of hotels and related lodging facilities worldwide. Marriott International operates in the full service, select-service, extended stay, timeshare and synthetic fuel industry segments. As of January 3, 2007, the company operated or franchised approximately 2,800 lodging properties.

     The Mortgaged Properties secured by Homewood Suites hotels are managed by
     Promus Hotels, Inc., an affiliate of Hilton Hotels Corporation ("Hilton
     Hotels"). Established in 1946 and headquartered in Beverly Hills,
     California, Hilton Hotels engages in the ownership, management and development of hotels, resorts and timeshare properties in the United
     States and internationally. It operates full service, limited service and extended stay hotels in urban, airport, resort and suburban locations. As of March 31, 2007, Hilton Hotels had approximately 2,838 hotels and approximately 483,090 rooms.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       35

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       36

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                               DDR SOUTHEAST POOL
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       37

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                               DDR SOUTHEAST POOL
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       38

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                               DDR SOUTHEAST POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                $221,250,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     5.7%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                Developers Diversified Realty Corporation
TYPE OF SECURITY                                                         Various
PARTIAL RELEASE(1)                                                           Yes
MORTGAGE RATE                                                             5.600%
MATURITY DATE                                                      June 11, 2017
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                         120
ORIGINAL TERM / AMORTIZATION                                            120 / IO
REMAINING TERM / AMORTIZATION                                           120 / IO
LOCKBOX                                                                     None

UP-FRONT RESERVES                                           None

ONGOING ANNUAL RESERVES
   TAX/INSURANCE(2)                                    Springing
   REPLACEMENT(3)                                      Springing

ADDITIONAL FINANCING(4)                          Pari Passu Debt   $663,750,000

                                                                     PARI PASSU
                                                                      NOTES(5)
                                                                    ------------
CUT-OFF DATE BALANCE                                                $885,000,000
CUT-OFF DATE BALANCE/SF                                                     $121
CUT-OFF DATE LTV                                                           63.5%
MATURITY DATE LTV                                                          63.5%
UW DSCR ON NCF                                                             1.51x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                52
LOCATION                                                                 Various
PROPERTY TYPE                                                 Retail -- Anchored
SIZE (SF)                                                              7,297,943
OCCUPANCY AS OF VARIOUS                                                    95.9%
YEAR BUILT / YEAR RENOVATED                                              Various
APPRAISED VALUE                                                   $1,393,500,000
PROPERTY MANAGEMENT                    Developers Diversified Realty Corporation
UW ECONOMIC OCCUPANCY                                                      95.9%
UW REVENUES                                                         $119,771,771
UW TOTAL EXPENSES                                                    $39,393,196
UW NET OPERATING INCOME (NOI)                                        $80,378,575
UW NET CASH FLOW (NCF)                                               $74,964,784
--------------------------------------------------------------------------------

(1)  The DDR Southeast Pool Loan permits partial release of certain properties comprising the Mortgaged Property under certain circumstances. See
     "Release" below.

(2)  Ongoing monthly deposits of one-twelfth of the amount of annual real estate taxes and one-twelfth of the amount of annual insurance premiums to the
     Tax/Insurance Reserve will be required upon an event of default or upon certain other conditions as specified in the related Mortgage Loan documents.

(3)  Ongoing deposits of $0.15 per square foot each month to the Replacement
     Reserve will be required upon an event of default or upon certain other conditions as specified in the related Mortgage Loan documents.

(4)  Future mezzanine debt is permitted, subject to certain conditions including, but not limited to: (i) an aggregate debt service coverage ratio of no less than 1.10x, (ii) the aggregate loan-to-value ratio shall not exceed 75.0%, (iii) rating agency consent and (iv) certain other conditions as specified in the related Mortgage Loan documents.

(5)  LTV Ratios, DSC Ratio and Cut-Off Date Balance/SF were derived from the aggregate indebtedness of, or scheduled debt service due in connection with, the DDR Southeast Pool and the DDR Southeast Pool Companion Loans.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       39

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                               DDR SOUTHEAST POOL
--------------------------------------------------------------------------------

                           DDR SOUTHEAST POOL SUMMARY

                                                                       ALLOCATED                      NET
                                                                     CUT-OFF DATE    YEAR BUILT/    RENTABLE
PROPERTY NAME                                    LOCATION               BALANCE       RENOVATED       AREA
------------------------------------------------------------------------------------------------------------

Hilltop Plaza ........................   Richmond, CA               $  9,527,500      1997 / NA      245,774
Largo Town Center ....................   Largo, MD                     9,067,500      1991 / NA      260,797
Midway Plaza .........................   Tamarac, FL                   8,652,500      1990 / NA      227,209
Riverstone Plaza .....................   Canton, GA                    8,495,000      1998 / NA      307,716
Highland Grove .......................   Highland, IN                  8,382,500      1996 / NA      312,546
Riverdale Shops ......................   West Springfield, MA          8,082,500     1985 / 2003     273,307
Skyview Plaza ........................   Orlando, FL                   7,382,500     1994 / 1998     281,244
Apple Blossom Corners ................   Winchester, VA                7,305,000     1999 / 2004     240,560
Fayettville Pavilion .................   Fayetteville, NC              7,000,000      1998 / NA      272,385
Creekwood Crossing ...................   Bradenton, FL                 6,667,500      2001 / NA      227,085
Flamingo Falls .......................   Pembroke Pines, FL            6,272,500      2001 / NA      108,565
Harundale Plaza ......................   Glen Burnie, MD               6,177,500      1999 / NA      217,619
Meadowmont Village Center ............   Chapel Hill, NC               6,132,500      2002 / NA      132,745
Springfield Commons ..................   Toledo, OH                    6,017,500     1999 / 2000     271,729
Northlake Commons ....................   Palm Beach Gardens, FL        5,275,000     1987 / 2003     149,658
Village Square at Golf ...............   Boynton Beach, FL             4,937,500     1983 / 2002     126,486
Oviedo Park Crossing .................   Oviedo, FL                    4,922,500     1999 / 2004     186,212
Shoppes of Golden Acres ..............   New Port Richey, FL           4,787,500      2002 / NA      130,609
Bardmoor Shopping Center .............   Largo, FL                     4,762,500      1981 / NA      152,667
Rosedale Shopping Center .............   Huntersville, NC              4,382,500      2000 / NA      119,197
Casselberry Commons ..................   Casselberry, FL               4,325,000     1973 / 1998     243,176
Shoppes at New Tampa .................   Wesley Chapel, FL             4,200,000      2002 / NA      158,222
Crossroads Plaza .....................   Lumberton, NJ                 3,762,500      2003 / NA       89,627
Plaza Del Paraiso ....................   Miami, FL                     3,360,000      2003 / NA       82,441
North Pointe Plaza ...................   Tampa, FL                     3,335,000     1990 / 2004     104,460
Melbourne Shopping Center ............   Melbourne, FL                 3,335,000      1959 / NA      204,216
Market Square (DDR) ..................   Douglasville, GA              3,175,000     1974 / 1990     121,766
Shoppes of Lithia ....................   Valrico, FL                   3,150,000      2003 / NA       71,430
West Oaks Towne Center ...............   Ocoee, FL                     3,095,000     2001 / 2004      66,539
Sharon Greens ........................   Cumming, GA                   3,017,500      2001 / NA       98,317
Lakewood Ranch .......................   Bradenton, FL                 3,000,000      2001 / NA       69,471
Cofer Crossing .......................   Tucker, GA                    2,985,000      1999 / NA      137,757
Clayton Corners ......................   Clayton, NC                   2,937,500      1999 / NA      125,653
Clearwater Crossing ..................   Flowery Branch, GA            2,875,000      2003 / NA       90,566
Shops at Paradise Pointe .............   Fort Walton Beach, FL         2,765,000     1987 / 2000      83,929
Killearn Center ......................   Tallahassee, FL               2,762,500      1980 / NA       95,229
Conway Plaza .........................   Orlando, FL                   2,700,000     1985 / 1999     117,723
River Run Shopping Center ............   Miramar, FL                   2,652,500      1989 / NA       93,643
Aberdeen Square ......................   Boynton Beach, FL             2,540,000      1990 / NA       70,555
Derby Square .........................   Grove City, OH                2,477,500      1989 / NA      128,210
Chickasaw Trails Shopping Center .....   Orlando, FL                   2,477,500      1994 / NA       75,492
Shoppes at Lake Dow ..................   McDonough, GA                 2,342,500      2002 / NA       73,271
Shoppes of Ellenwood .................   Ellenwood, GA                 2,230,000      2003 / NA       67,721
Shops at Oliver's Crossing ...........   Winston Salem, NC             2,142,500      2002 / NA       76,512
Southwood Village Shopping
  Center .............................   Tallahassee, FL               2,127,500      2003 / NA       62,840
Paraiso Plaza ........................   Hialeah, FL                   2,117,500      1997 / NA       60,712
Sheridan Square ......................   Dania, FL                     2,062,500      1991 / NA       67,475
Countryside Shopping Center ..........   Naples, FL                    1,905,000      1997 / NA       73,986
Shoppes of Citrus Hills ..............   Hernando, FL                  1,905,000      1994 / NA       68,927
Crystal Springs Shopping Center ......   Crystal River, FL             1,872,500      1994 / NA       66,986
Sexton Commons .......................   Fuquay Varina, NC             1,785,000      2002 / NA       49,097
Hairston Crossing ....................   Decatur, GA                   1,602,500      2002 / NA       57,884
                                                                    ------------                   ---------
TOTAL/WEIGHTED AVERAGE                                              $221,250,000                   7,297,943
                                                                    ============                   =========

                                          ALLOCATED
                                           CUT-OFF
                                            DATE                              UNDERWRITTEN                    APPRAISED
                                           BALANCE                    UW           NET         APPRAISED        VALUE
PROPERTY NAME                              PER SF*    OCCUPANCY   OCCUPANCY     CASH FLOW        VALUE         PER SF
-----------------------------------------------------------------------------------------------------------------------

Hilltop Plaza ........................      $155         97.7%       97.5%     $ 3,254,062   $   60,000,000      $244
Largo Town Center ....................      $139         96.2%       96.1%       2,983,928       57,100,000      $219
Midway Plaza .........................      $152         97.7%       97.8%       2,605,612       54,500,000      $240
Riverstone Plaza .....................      $110         94.2%       92.8%       2,849,278       53,500,000      $174
Highland Grove .......................      $107         98.8%       98.3%       3,080,036       52,800,000      $169
Riverdale Shops ......................      $118         90.7%       92.7%       2,603,536       50,900,000      $186
Skyview Plaza ........................      $105         98.7%       98.2%       2,360,522       46,500,000      $165
Apple Blossom Corners ................      $121         99.5%       99.3%       2,241,995       46,000,000      $191
Fayettville Pavilion .................      $103        100.0%      100.0%       2,745,418       40,000,000      $147
Creekwood Crossing ...................      $117        100.0%      100.0%       2,046,231       42,000,000      $185
Flamingo Falls .......................      $231         98.6%       98.9%       2,162,758       39,500,000      $364
Harundale Plaza ......................      $114        100.0%      100.0%       2,284,906       38,900,000      $179
Meadowmont Village Center ............      $185         92.8%       94.1%       2,388,833       35,000,000      $264
Springfield Commons ..................      $ 89         99.3%       99.1%       2,410,318       37,900,000      $139
Northlake Commons ....................      $141         72.7%       82.0%       1,663,965       40,500,000      $271
Village Square at Golf ...............      $156         92.3%       93.5%       1,486,528       31,100,000      $246
Oviedo Park Crossing .................      $106        100.0%      100.0%       1,647,125       31,000,000      $166
Shoppes of Golden Acres ..............      $147         89.8%       90.2%       1,503,785       31,800,000      $243
Bardmoor Shopping Center .............      $125         98.5%       98.2%       1,597,905       30,000,000      $197
Rosedale Shopping Center .............      $147         98.3%       98.2%       1,720,380       27,600,000      $232
Casselberry Commons ..................      $ 71         84.7%       83.4%       1,144,651       37,700,000      $155
Shoppes at New Tampa .................      $106         93.7%       94.6%       1,433,139       24,000,000      $152
Crossroads Plaza .....................      $168        100.0%      100.0%       1,467,579       21,500,000      $240
Plaza Del Paraiso ....................      $163        100.0%      100.0%       1,023,505       19,200,000      $233
North Pointe Plaza ...................      $128         96.2%       95.8%       1,005,755       21,000,000      $201
Melbourne Shopping Center ............      $ 65         98.5%       98.2%         965,314       21,000,000      $103
Market Square (DDR) ..................      $104         89.3%       93.3%       1,265,311       20,000,000      $164
Shoppes of Lithia ....................      $176        100.0%      100.0%       1,100,600       18,000,000      $252
West Oaks Towne Center ...............      $186         95.2%       94.2%       1,024,459       19,500,000      $293
Sharon Greens ........................      $123         96.3%       96.1%       1,097,205       19,000,000      $193
Lakewood Ranch .......................      $173         96.7%       97.1%         922,830       18,900,000      $272
Cofer Crossing .......................      $ 87         96.4%       94.8%       1,050,441       18,800,000      $136
Clayton Corners ......................      $ 94         92.3%       92.1%       1,147,357       18,500,000      $147
Clearwater Crossing ..................      $127         96.9%       96.2%       1,019,035       18,100,000      $200
Shops at Paradise Pointe .............      $132         96.8%       96.6%         954,995       15,800,000      $188
Killearn Center ......................      $116         97.8%       97.3%         819,071       17,400,000      $183
Conway Plaza .........................      $ 92        100.0%      100.0%         915,615       17,000,000      $144
River Run Shopping Center ............      $113         97.9%       97.6%         954,616       16,700,000      $178
Aberdeen Square ......................      $144         97.3%       96.7%         739,001       16,000,000      $227
Derby Square .........................      $ 77         87.1%       86.9%         895,014       15,600,000      $122
Chickasaw Trails Shopping Center .....      $131         93.3%       92.0%         736,595       15,600,000      $207
Shoppes at Lake Dow ..................      $128         88.8%       88.5%         742,227       14,750,000      $201
Shoppes of Ellenwood .................      $132         94.3%       93.2%         812,970       14,050,000      $207
Shops at Oliver's Crossing ...........      $112         96.3%       96.5%         842,680       13,500,000      $176
Southwood Village Shopping
  Center .............................      $135         98.1%       98.1%         766,910       13,400,000      $213
Paraiso Plaza ........................      $140        100.0%      100.0%         741,633       12,100,000      $199
Sheridan Square ......................      $122         96.2%       95.7%         497,588       13,700,000      $203
Countryside Shopping Center ..........      $103        100.0%      100.0%         721,809       12,000,000      $162
Shoppes of Citrus Hills ..............      $111        100.0%      100.0%         603,747       12,000,000      $174
Crystal Springs Shopping Center ......      $112        100.0%      100.0%         651,099       11,800,000      $176
Sexton Commons .......................      $145        100.0%      100.0%         715,655       10,200,000      $208
Hairston Crossing ....................      $111         95.6%       92.8%         549,260       10,100,000      $174
                                                                               -----------   --------------
TOTAL/WEIGHTED AVERAGE                      $121         95.9%       96.0%     $74,964,784   $1,393,500,000      $191
                                                                               ===========   ==============

*    With respect to each Mortgage Loan, unless otherwise specified, the calculation of Allocated Cut-Off Date Balance per square foot is based on the aggregate indebtedness of or debt service on, as applicable, the
     Mortgage Loan and the related pari passu companion loan(s), but not any related subordinate companion loan or future pari passu companion loan. The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       40

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                               DDR SOUTHEAST POOL
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                                  % OF NET
                              RATINGS(1)      NET RENTABLE AREA   RENTABLE
TENANT                    FITCH/MOODY'S/S&P          (SF)           AREA
--------------------------------------------------------------------------

MAJOR TENANTS
   Publix                      NR/NR/NR           1,250,475         17.1%
   Kohl's                      A/A3/A--             354,613          4.9
   Beall's                     NR/NR/NR             217,669          3.0
   Ross Dress for Less        NR/NR/BBB             189,234          2.6
   Kroger                   BBB/Baa2/BBB--          173,210          2.4
   Harris Teeter              NR/Ba3/NR             127,676          1.7
   Circuit City                NR/NR/NR              99,993          1.4
   K-Mart                     BB/Ba1/BB+             95,810          1.3
   Office Max                 NR/Ba3/B+              93,995          1.3
   Michael's                  NR/B2/B--              92,642          1.3
                                                  ---------        -----
   TOTAL MAJOR TENANTS                            2,695,317         36.9%
NON-MAJOR TENANTS                                 4,305,721         59.0
                                                  ---------        -----
OCCUPIED TOTAL                                    7,001,038         95.9%
VACANT SPACE                                        296,905          4.1
                                                  ---------        -----
PROPERTY TOTAL                                    7,297,943        100.0%
                                                  =========        =====

                                                            % OF TOTAL ANNUAL
TENANT                   BASE RENT PSF   ANNUAL BASE RENT       BASE RENT       LEASE EXPIRATION
----------------------   -------------   ----------------   -----------------   ----------------

MAJOR TENANTS
   Publix                    $ 8.37         $10,464,888            12.3%        29 Spaces(2)
   Kohl's                    $ 7.94           2,815,233             3.3         4 Spaces(3)
   Beall's                   $ 7.60           1,655,343             1.9         8 Spaces(4)
   Ross Dress for Less       $ 9.08           1,718,313             2.0         7 Spaces(5)
   Kroger                    $ 6.30           1,091,648             1.3         3 Spaces(6)
   Harris Teeter             $12.86           1,641,798             1.9         3 Spaces(7)
   Circuit City              $12.90           1,289,684             1.5         3 Spaces(8)
   K-Mart                    $ 2.83             271,142             0.3           July 2009
   Office Max                $11.52           1,082,377             1.3         4 Spaces(9)
   Michael's                 $10.07             932,916             1.1         4 Spaces(10)
                                            -----------           -----
 TOTAL MAJOR TENANTS         $ 8.52         $22,963,343            27.0%
NON-MAJOR TENANTS            $14.42          62,079,837            73.0
                                            -----------           -----
OCCUPIED TOTAL               $12.15         $85,043,180           100.0%
                                            ===========           =====
VACANT SPACE
PROPERTY TOTAL

(1)  Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)  Under the terms of multiple leases, approximately 42,112 square feet expire in April 2008, approximately 39,795 square feet expire in November 2008, approximately 42,968 square feet expire in February 2009, approximately
     48,890 square feet expire in August 2010, approximately 48,555 square feet expire in October 2010, approximately 42,112 square feet expire in April
     2011, approximately 65,537 square feet expire in July 2011, approximately
     109,181 square feet expire in November 2011, approximately 35,930 square feet expire in May 2012, approximately 47,813 square feet expire in
     February 2014, approximately 47,814 square feet expire in April 2014, approximately 37,912 square feet expire in March 2017, approximately 51,420 square feet expire in February 2018, approximately 37,888 square feet expire in October 2019, approximately 27,887 square feet expire in December
     2019, approximately 44,271 square feet expire in June 2021, approximately
     44,271 square feet expire in September 2021, approximately 44,271 square feet expire in October 2021, approximately 44,271 square feet expire in
     March 2022, approximately 98,650 square feet expire in October 2022, approximately 44,271 square feet expire in December 2022, approximately
     61,166 square feet expire in May 2023, approximately 54,379 square feet expire in July 2023, approximately 44,271 square feet expire in August 2023 and approximately 44,840 square feet expire in September 2023.

(3)  Under the terms of multiple leases, approximately 98,037 square feet expire in January 2016, approximately 84,000 square feet expire in January 2018, approximately 86,584 square feet expire in February 2019 and approximately
     85,992 square feet expire in January 2024.

(4)  Under the terms of multiple leases, approximately 12,000 square feet expire in April 2008, approximately 24,000 square feet expire in April 2010, approximately 13,845 square feet expire in October 2011, approximately
     15,724 square feet expire in April 2012, approximately 30,000 square feet expire in April 2014, approximately 66,700 square feet expire in April 2016 and approximately 55,400 square feet expire in April 2017.

(5)  Under the terms of multiple leases, approximately 29,997 square feet expire in January 2010, approximately 126,395 square feet expire in January 2013 and approximately 32,842 square feet expire in January 2014.

(6)  Under the terms of multiple leases, approximately 64,905 square feet expire in March 2019, approximately 54,139 square feet expire in October 2021 and approximately 54,166 square feet expire in September 2023.

(7)  Under the terms of multiple leases, approximately 46,750 square feet expire in August 2020, approximately 36,000 square feet expire in August 2021 and approximately 44,926 square feet expire in April 2022.

(8)  Under the terms of multiple leases, approximately 33,000 square feet expire in October 2008, approximately 28,010 square feet expire in January 2016 and approximately 38,983 square feet expire in January 2017.

(9)  Under the terms of multiple leases, approximately 22,956 square feet expire in November 2011, approximately 24,239 square feet expire in January 2012, approximately 23,350 square feet expire in April 2012 and approximately
     23,450 square feet expire in June 2014.

(10) Under the terms of multiple leases, approximately 47,572 square feet expire in February 2009, approximately 23,764 square feet expire in February 2010 and approximately 21,306 square feet expire in February 2012.

                            LEASE EXPIRATION SCHEDULE

             # OF LEASES   WA BASE RENT/SF    TOTAL SF   % OF TOTAL SF   CUMULATIVE % OF SF   % OF BASE RENT   CUMULATIVE % OF BASE
YEAR           EXPIRING        EXPIRING       EXPIRING     EXPIRING*          EXPIRING*          EXPIRING*        RENT EXPIRING*
-----------------------------------------------------------------------------------------------------------------------------------

2007              85            $17.15         190,203         2.6%              2.6%               3.8%                 3.8%
2008             234            $14.93         690,353         9.5%             12.1%              12.1%                16.0%
2009             200            $11.49         782,091        10.7%             22.8%              10.6%                26.5%
2010             184            $13.45         782,706        10.7%             33.5%              12.4%                38.9%
2011             177            $13.30         866,742        11.9%             45.4%              13.6%                52.4%
2012             124            $16.30         432,038         5.9%             51.3%               8.3%                60.7%
2013              37            $12.13         291,128         4.0%             55.3%               4.2%                64.9%
2014              23            $10.62         328,985         4.5%             59.8%               4.1%                69.0%
2015              12            $ 8.25         156,726         2.1%             61.9%               1.5%                70.5%
2016              19            $ 9.99         474,075         6.5%             68.4%               5.6%                76.1%
2017              12            $10.26         339,671         4.7%             73.1%               4.1%                80.2%
Thereafter        45            $10.12       1,666,320        22.8%             95.9%              19.8%               100.0%
Vacant             0                NA         296,905         4.1%            100.0%               0.0%               100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       41

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                               DDR SOUTHEAST POOL
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "DDR Southeast Pool Loan") is secured by first mortgages encumbering the borrower's fee or leasehold interest in 52 retail properties consisting of approximately 7,297,943 square feet located throughout the southeastern portion of the United States. The DDR Southeast
     Pool Loan represents approximately 5.7% of the Cut-Off Date Pool Balance.
     The DDR Southeast Pool Loan was originated on June 7, 2007, and has a principal balance as of the Cut-Off Date of $221,250,000. The DDR Southeast
     Pool Loan, which is evidenced by a pari passu note, dated June 7, 2007, is a portion of a whole loan with an original principal balance of
     $885,000,000. The other loans related to the DDR Southeast Pool Loan are evidenced by separate pari passu notes, dated June 7, 2007 (the "DDR
     Southeast Pool Pari Passu Companion Loans" and together with the DDR
     Southeast Pool Loan, the "DDR Southeast Pool Whole Loan"), with an aggregate original principal balance of $663,750,000. The DDR Southeast
     Pool Pari Passu Companion Loans will not be assets of the Trust Fund. The
     DDR Southeast Pool Loan and DDR Southeast Pool Pari Passu Companion Loans
     are governed by an intercreditor and servicing agreement and will be serviced pursuant to the terms of the pooling and servicing agreement as described under "DESCRIPTION OF THE MORTGAGE POOL--Co-Lenders" in the
     Prospectus Supplement. The DDR Southeast Pool Loan provides for interest-only payments for its entire loan term.

     The DDR Southeast Pool Loan has a remaining term of 120 months and matures on June 11, 2017. The DDR Southeast Pool Loan may be prepaid on or after
     June 11, 2009 with the payment of the greater of a yield maintenance charge or 1.0% of the prepaid amount. The DDR Southeast Pool Loan may be prepaid without penalty on or after December 11, 2016.

o    THE BORROWERS. The borrowers are each special purpose entities that own title to each of the properties. Each borrower is a 100% owned subsidiary of a joint venture between Developers Diversified Realty Corporation
     ("DDR") (20%) as managing member and a syndicate of Institutional Investors
     (80%), of which Ohio State Teachers Retirement System is the largest investor. DDR is a publicly traded REIT engaged in acquiring, developing, owning, leasing and managing shopping centers. DDR owns and manages approximately 800 retail centers across the United States totaling approximately 162 million square feet. As of June 9, 2007, DDR was rated
     "BBB" (Fitch), "Baa3" (Moody's) and "BBB" (S&P). DDR has a market capitalization of approximately $8.0 billion. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the DDR Southeast Pool Loan.

o    THE PROPERTIES. The Mortgaged Properties consist of 52 retail properties located throughout the southeastern portion of the United States. As of May
     31, 2006 or June 4, 2006, as applicable, the occupancy rate for the
     Mortgaged Properties securing the DDR Southeast Pool Loan was approximately
     95.9%. The Mortgaged Properties contain, in the aggregate, approximately
     7,297,943 square feet of retail space.

o    MEZZANINE DEBT. The sponsor is permitted to incur future mezzanine indebtedness subject to the following conditions: (i) the total LTV ratio does not exceed 75.0%, (ii) the debt service coverage does not fall below
     1.10x, (iii) the mezzanine lender meets a pre-determined definition of
     "qualified lender", (iv) the borrower must deliver a no-downgrade confirmation (v) the mezzanine lender shall enter into a form of intercreditor agreement and (vi) certain other conditions as specified in the related Mortgage Loan documents.

o    RELEASE. The release of an individual Mortgage Property will be permitted subject to satisfaction of certain tests and conditions as set forth in the related Mortgage Loan documents including, but not limited to (i) no event of default shall have occurred and is continuing, (ii) a release price of
     (a) for releases of up to and including 35% of the initial principal loan balance, 100% of the allocated loan amount of the property, (b) for releases between 36% and 50% of the initial principal loan balance, 105% of the allocated loan amount of the property and (c) for releases greater than
     50% of the initial principal loan balance, 110% of the allocated loan amount of the property, (iii) a minimum DSC ratio of (a) for releases of up to and including 50% of the aggregate initial principal loan balance, 1.20x and (b) for releases greater than 50% of the aggregate initial principal loan balance, the greater of (x) the DSC ratio of the mortgaged properties immediately prior to the release, up to 1.35x and (y) 1.20x, and (iv) a maximum LTV ratio of (a) for releases of up to and including 50% of the aggregate initial principal loan balance, 70% and (b) for releases greater than 50% of the aggregate initial principal loan balance, the lesser of (x)
     the LTV ratio of the mortgaged properties immediately prior to the release, but less than 60% and (y) 70%.

o    SUBSTITUTION. The borrowers may substitute properties of like kind and quality subject to satisfaction of certain tests and conditions as set forth in the related Mortgage Loan documents including, but not limited to
     (i) no event of default exists under the related Mortgage Loan documents,
     (ii) the aggregate value of all Mortgaged Properties released (through one or more

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       42

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                               DDR SOUTHEAST POOL
--------------------------------------------------------------------------------

     substitutions) during the term of the loan shall not exceed 50% of the value of the entire pool of Mortgaged Properties, (iii) the borrowers deliver certain legal opinions from counsel concluding that the substitution will not adversely affect or impair the ability of the lender to enforce its remedies under all loan documents, (iv) the mortgagee receives and approves all necessary property level due diligence with respect to the new Mortgaged Property (including, but not limited to, appraisals, building conditions reports, environmental site assessments, seismic reports and title insurance policies.), (v) a minimum DSC ratio of
     1.20x for the remaining Mortgage Loans and (vi) an LTV ratio of the substitute property not greater than 70.0%.

o    LOCKBOX ACCOUNT. The Mortgage Loan documents do not require a lockbox account.

o    MANAGEMENT. DDR is the managing member of the joint venture owner of the borrowers and is also the property manager for the Mortgaged Properties.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       43

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       44

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                                TWO HERALD SQUARE
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       45

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                                TWO HERALD SQUARE
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       46

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                               TWO HERALD SQUARE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                $200,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     5.2%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                                               Ralph Sitt
TYPE OF SECURITY(1)                                                    Leasehold
MORTGAGE RATE                                                             5.920%
MATURITY DATE                                                     April 11, 2017
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                         120
ORIGINAL TERM / AMORTIZATION                                            120 / IO
REMAINING TERM / AMORTIZATION                                           118 / IO
LOCKBOX                                                                      Yes

UP-FRONT RESERVES
   TAX/INSURANCE                                            Yes
   ENGINEERING                                         $102,750
   GROUND LEASE(2)                                     $750,000
   TI/LC(3)                                          $3,000,000
   DEBT SERVICE(4)                                  $11,000,000

ONGOING ANNUAL RESERVES
   TAX/INSURANCE                                            Yes
   REPLACEMENT                                          $35,904
ADDITIONAL FINANCING(5)                                  B-Note      $50,000,000

                                                       TRUST      WHOLE MORTGAGE
                                                       ASSET           LOAN
                                                   ------------   --------------
CUT-OFF DATE BALANCE                               $200,000,000    $250,000,000
CUT-OFF DATE BALANCE/SF                                 $564            $706
CUT-OFF DATE LTV                                       66.7%           83.3%
MATURITY DATE LTV                                      66.7%           83.3%
UW DSCR ON NCF(6)                                      1.25x           1.00x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                            New York, NY
PROPERTY TYPE                                         Mixed Use -- Office/Retail
SIZE (SF)                                                                354,298
OCCUPANCY AS OF DECEMBER 11, 2006                                          99.3%
YEAR BUILT / YEAR RENOVATED                                          1909 / 2005
APPRAISED VALUE                                                     $300,000,000
PROPERTY MANAGEMENT                                    Sitt Asset Management LLC
UW ECONOMIC OCCUPANCY                                                      99.0%
UW REVENUES                                                          $32,095,918
UW TOTAL EXPENSES                                                    $17,291,686
UW NET OPERATING INCOME (NOI)                                        $14,804,232
UW NET CASH FLOW (NCF)(6)                                            $14,768,802
--------------------------------------------------------------------------------

(1)  The Mortgaged Property is subject to a ground lease with a 70-year term with no extension options, and Sitt 2 Herald LLC is the lessee under such ground lease. The base rent payable by the lessee under the ground lease is
     $750,000 per month for the first five years of the term and increases by
     25% in year six, then increases annually by 2.5% every year thereafter to
     $1,324,663 per month in the 20th year of the lease. After the 20th year of the lease, base rent will be adjusted on the first day of each of the 21st,
     31st, 41st, 51st and 61st lease years of the term, to the greater of 1.025 times the preceding year's rent, or 5% of the fair market value. The percentage rent payable under the ground lease is 10% of the amount by which annual adjusted operating revenue exceeds $25,000,000.

(2)  Upon an event of default, the mortgagee may apply the Ground Lease Reserve established at closing to the pre-payment of the Mortgage Loan pursuant to the Mortgage Loan documents.

(3)  The TI/LC Reserve was established at closing for tenant improvement and leasing commissions associated with the 4th and 5th floor.

(4)  There is a shortfall in the related Mortgaged Property cash flow to fully cover debt service payments. Amount held in the debt service reserve will be released as needed to cover the debt service shortfall.

(5)  Future mezzanine debt is permitted, subject to certain conditions including, but not limited to: (i) an aggregate debt service coverage ratio of no less than 1.20x, (ii) the aggregate loan-to-value ratio shall not exceed 80.0%, (iii) rating agency consent and (iv) certain other conditions as specified in the related Mortgage Loan documents.

(6)  The UW NCF was derived based on certain assumptions, including that leases during the loan term would be marked to market rents and that the property would achieve a stabilized occupancy rate. If such occupancy and rental rates are not executed, then the property NCF will be negatively affected.
     The "as-is" DSCR for the Trust Asset is 0.75x and the whole Mortgage Loan is 0.60x.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       47

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                               TWO HERALD SQUARE
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                           NET      % OF NET                             % OF TOTAL
                                         RATINGS*        RENTABLE   RENTABLE     BASE        ANNUAL     ANNUAL BASE       LEASE
TENANT                              FITCH/MOODY'S/S&P   AREA (SF)     AREA     RENT PSF    BASE RENT        RENT        EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
   Publicis .....................      NR/Baa2/BBB+      119,502      33.7%     $ 46.66   $ 5,575,982      25.5%       August 2016
   H&M Hennes & Mauritz .........        NR/NR/NR         71,000      20.0      $103.28     7,332,630      33.6        January 2016
   Mercy College ................        NR/NR/NR         55,000      15.5      $ 46.00     2,530,000      11.6          May 2022
   Central Parking System .......        NR/NR/NR         29,610       8.4      $ 19.42       575,026       2.6       December 2007
   Victoria's Secret ............      NR/Baa2/BBB        27,550       7.8      $166.89     4,597,727      21.0         March 2017
                                                         -------     -----                -----------     -----
   TOTAL MAJOR TENANTS ..........                        302,662      85.4%     $ 68.10   $20,611,365      94.3%
NON-MAJOR TENANTS ...............                         49,234      13.9      $ 25.26     1,243,737       5.7
                                                         -------     -----                -----------     -----
OCCUPIED TOTAL ..................                        351,896      99.3%     $ 62.11   $21,855,101     100.0%
VACANT SPACE ....................                          2,402       0.7                ===========     =====
                                                         -------     -----
PROPERTY TOTAL ..................                        354,298     100.0%
                                                         =======     =====

*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

                        LEASE EXPIRATION SCHEDULE

             # OF LEASES   WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF   CUMULATIVE % OF SF   % OF BASE RENT   CUMULATIVE % OF BASE
   YEAR        EXPIRING        EXPIRING      EXPIRING     EXPIRING*         EXPIRING*          EXPIRING*        RENT EXPIRING*
----------------------------------------------------------------------------------------------------------------------------------

   2007          66            $ 23.35         77,908       22.0%              22.0%               8.3%               8.3%
   2008           0            $  0.00              0        0.0%              22.0%               0.0%               8.3%
   2009           0            $  0.00              0        0.0%              22.0%               0.0%               8.3%
   2010           0            $  0.00              0        0.0%              22.0%               0.0%               8.3%
   2011           0            $  0.00              0        0.0%              22.0%               0.0%               8.3%
   2012           0            $  0.00              0        0.0%              22.0%               0.0%               8.3%
   2013           0            $  0.00              0        0.0%              22.0%               0.0%               8.3%
   2014           0            $  0.00              0        0.0%              22.0%               0.0%               8.3%
   2015           0            $  0.00              0        0.0%              22.0%               0.0%               8.3%
   2016           4            $ 67.76        190,502       53.8%              75.8%              59.1%              67.4%
   2017           4            $166.89         27,550        7.8%              83.5%              21.0%              88.4%
Thereafter        2            $ 45.23         55,936       15.8%              99.3%              11.6%             100.0%
  Vacant          0                 NA          2,402        0.7%             100.0%               0.0%             100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       48

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                               TWO HERALD SQUARE
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Two Herald Square Loan") is secured by a first leasehold mortgage encumbering a mixed use, office and retail building located in New York, New York. The Two Herald Square Loan represents approximately 5.2% of the Cut-Off Date Pool Balance. The Two
     Herald Square Loan was originated on April 9, 2007, and has a principal balance as of the Cut-Off Date of $200,000,000. The Two Herald Square Loan
     is a portion of a whole loan with an original principal balance of
     $250,000,000. The other loan related to the Two Herald Square Loan is evidenced by a separate subordinate note (the "Two Herald Square
     Subordinate Companion Loan") with an original principal balance of
     $50,000,000 and, together with the Two Herald Square Loan, comprise the
     "Two Herald Square Whole Loan"). The Two Herald Square Subordinate
     Companion Loan will not be an asset of the Trust Fund. The Two Herald
     Square Loan and the Two Herald Square Subordinate Companion Loan are
     governed by an intercreditor and servicing agreement, as described in the
     Prospectus Supplement under "DESCRIPTION OF THE MORTGAGE POOL--Co-Lender
     Loans" and will be serviced pursuant to the terms of the pooling and servicing agreement. The Two Herald Square Loan provides for interest-only payments for the entire loan term.

     The Two Herald Square Loan has a remaining term of 118 months and matures on April 11, 2017. The Two Herald Square Loan may be prepaid on or after
     January 11, 2017, and permits defeasance with United States government obligations beginning 2 years after the Closing Date.

o    THE BORROWER. The borrower at closing was SITT 2 Herald LLC, and the loan was assigned to and assumed by 1328 Broadway Owners LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Two Herald Square Loan. The sponsor of the borrower is Ralph Sitt. Mr. Sitt is one of the managers for
     Sitt Asset Management, a family-owned real estate investment and development company. Sitt Asset Management owns, manages, leases, acquires, repositions and sells office and retail properties. Sitt Asset Management has a large portfolio of office buildings, shopping centers, strip malls and residential developments located throughout New York, Pennsylvania,
     Maine, Florida, New Jersey and Tennessee, with a strong concentration in midtown Manhattan.

o    THE PROPERTY. The Mortgaged Property is an office and retail building of approximately 354,298 square feet, consisting of one 11-story plus penthouse building and an underground parking garage, situated on approximately 0.7 acres. The Mortgaged Property was constructed in 1909 and most recently renovated in 2005. The Mortgaged Property is located in New
     York, New York. As of December 11, 2006, the occupancy rate for the
     Mortgaged Property securing the Two Herald Square Loan was approximately
     99.3%.

     The largest tenant is Publicis Groupe S.A. ("Publicis"), currently occupying approximately 119,502 square feet, or approximately 33.7% of the net rentable area. Publicis is a large advertising and media services conglomerate. The company provides a wide range of corporate communication and media services, including creative advertising, media and campaign planning, marketing and public relations. The company serves such clients as Cadbury, Coca-Cola, General Mills and Procter & Gamble through offices in about 110 countries. As of June 4, 2007, Publicis was rated "BBB+" (S&P)
     and "Baa2" (Moody's). The Publicis lease expires in August 2016. The second largest tenant is H&M Hennes & Mauritz AB, ("H&M"), currently occupying approximately 71,000 square feet, or approximately 20.0% of the net rentable area. H&M, established in Vasteras, Sweden in 1947, sells clothing, cosmetics and accessories in over 1,300 stores around the world.
     Today, H&M stores can be found in shopping districts across Europe and
     North America. The H&M lease expires in January 2016. The third largest tenant is Mercy College, occupying approximately 55,000 square feet or approximately 15.5% of the net rentable area. Established in 1950 by the
     Sisters of Mercy, Mercy College is a New York City metropolitan area college of nearly 10,000 students studying at 5 campuses, including an online program. The Mercy College lease expires in May 2022.

o    LOCKBOX ACCOUNT. All tenant payments due under the applicable leases are deposited into a mortgagee-designated lockbox account.

o    MEZZANINE DEBT. The Sponsor is permitted to incur future mezzanine indebtedness. The loan servicer will have the reasonable discretion to approve the terms, conditions and structure of the documentation of the mezzanine indebtedness and (a) the total LTV Ratio must not exceed 80%, (b)
     the debt service coverage (based on EBITDA) will not fall below 1.20x, (c)
     the mezzanine loan shall be coterminous with or mature subsequent to the mortgage loan and (d) the mezzanine lender shall enter into an acceptable intercreditor agreement.

o    MANAGEMENT. Sitt Asset Management LLC, an affiliate of the borrower, is the property manager for the Mortgaged Property securing the Two Herald Square
     Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       49

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       50

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                 WESTIN CASUARINA RESORT & SPA -- CAYMAN ISLANDS
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       51

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                 WESTIN CASUARINA RESORT & SPA -- CAYMAN ISLANDS
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       52

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                 WESTIN CASUARINA RESORT & SPA -- CAYMAN ISLANDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                $140,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     3.6%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                              Columbia Sussex Corporation
TYPE OF SECURITY                                                       Leasehold
MORTGAGE RATE                                                             6.380%
MATURITY DATE                                                      June 11, 2017
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          18
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          120 / 360
LOCKBOX                                                                      Yes

UP-FRONT RESERVES
   INSURANCE                                   Yes
   FF&E                                 $  125,000
   SEASONALITY                          $5,000,000

ONGOING ANNUAL RESERVES
   INSURANCE                                   Yes
   FF&E                  4.0% yearly gross revenue
   SEASONALITY*                         $5,000,000

ADDITIONAL FINANCING                                                        None

CUT-OFF DATE BALANCE                                                $140,000,000
CUT-OFF DATE BALANCE/ROOM                                               $408,163
CUT-OFF DATE LTV                                                           71.4%
MATURITY DATE LTV                                                          63.2%
UW DSCR ON NCF                                                             1.25x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                             George Town, Cayman Islands
PROPERTY TYPE                                        Hospitality -- Full Service
SIZE (ROOMS)                                                                 343
OCCUPANCY AS OF TTM DECEMBER 31, 2006                                      47.9%
YEAR BUILT / YEAR RENOVATED                                            1994 / NA
APPRAISED VALUE                                                     $196,000,000
PROPERTY MANAGEMENT                                   Galleon Beach Resort, Ltd.
UW ECONOMIC OCCUPANCY                                                      57.5%
UW REVENUES                                                          $36,704,491
UW TOTAL EXPENSES                                                    $22,115,122
UW NET OPERATING INCOME (NOI)                                        $14,589,369
UW NET CASH FLOW (NCF)                                               $13,121,189
--------------------------------------------------------------------------------

*    A total of $5,000,000 will be deposited annually in equal increments from
     January to April. Funds in the seasonality reserve will be released to the borrower during the months of July, August, September, October and November as scheduled: (i) $850,000 in July, (ii) $1,150,000 in August, (iii)
     $1,500,000 in September, (iv) $1,000,000 in October and (v) $500,000 in
     November. The mortgagee shall release all remaining funds in the reserve to the borrower at the end of each calendar year.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       53

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                 WESTIN CASUARINA RESORT & SPA -- CAYMAN ISLANDS
--------------------------------------------------------------------------------

                                FACILITY SUMMARY

GUEST ROOMS                                                               NUMBER
--------------------------------------------------------------------------------
King .............................................................           240
Double/Double ....................................................            95
Suites/Parlors ...................................................             8
                                                                             ---
   TOTAL .........................................................           343
                                                                             ===

FOOD AND BEVERAGE                                                        SEATING
--------------------------------------------------------------------------------
Ferdinands .......................................................           126
Casa Havana ......................................................            58
Tortuga Pool Restaurant ..........................................            25
Pool Bar .........................................................            15
Lobby Lounge .....................................................            30
                                                                             ---
   TOTAL .........................................................           254
                                                                             ===

MEETING AND BANQUET SPACE                                            SQUARE FEET
--------------------------------------------------------------------------------
Governors Ballroom ...............................................         5,600
Galleon ..........................................................         2,561
Boardroom A ......................................................           351
Boardroom B ......................................................           351
                                                                           -----
   TOTAL .........................................................         8,863
                                                                           =====
AMENITIES
--------------------------------------------------------------------------------
Retail Shops
Hibiscus Spa
Outdoor Swimming Pool
Hot Tub
--------------------------------------------------------------------------------

                               FINANCIAL SCHEDULE

Year ..............................      2004      2005    2006-2007         UW
Latest Period  ....................      2004      2005   TTM Dec 06         UW
Occupancy .........................      49.9%     47.9%        57.5%*     57.5%
ADR ...............................   $294.60   $276.11   $   281.79    $281.79
REVPAR ............................   $147.00   $132.19   $   162.06    $162.06

*    Based on trailing 12-month period.

                               COMPETITIVE SUMMARY

                                                                                        ESTIMATED 2006*
                                                              ------------------------------------------------------------------
                                                   NUMBER OF                                OCCUPANCY       ADR         REVPAR
PROPERTY                                             ROOMS    OCCUPANCY    ADR     REVPAR  PENETRATION  PENETRATION  PENETRATION
--------------------------------------------------------------------------------------------------------------------------------

Westin Casuarina Resort & Spa -- Cayman Islands
   (subject) ....................................     343       60.0%    $282.00  $169.20     107.5%       118.7%       122.6%
Marriott Grand Cayman Beach Resort ..............     305       48.0%    $163.00  $ 78.24      86.0%        68.6%        56.7%
Hyatt Regency Grand Cayman Beach Suites .........      53       74.0%    $379.00  $280.46     132.5%       159.5%       203.2%
                                                      ---
TOTAL/WEIGHTED AVERAGE ..........................     701       55.8%    $237.56  $138.04     100.0%       100.0%       100.0%
                                                      ===

*    Based on appraisal prepared by Cushman & Wakefield, Inc. dated January 3,
     2007.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       54

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                 WESTIN CASUARINA RESORT & SPA -- CAYMAN ISLANDS
--------------------------------------------------------------------------------

THE LOAN. The Mortgage Loan (the "Westin Casuarina Resort & Spa - Cayman Islands
Loan") is secured by a first leasehold mortgage encumbering a full-service luxury resort hotel, the Westin Casuarina Resort & Spa, located on Grand Cayman in the Cayman Islands. The Westin Casuarina Resort & Spa - Cayman Islands Loan
represents approximately 3.6% of the Cut-Off Date Pool Balance. The Westin
Casuarina Resort & Spa - Cayman Islands Loan was originated on May 31, 2007, and has a principal balance as of the Cut-Off Date of $140,000,000.

The Westin Casuarina Resort & Spa - Cayman Islands Loan has a remaining term of
120 months and matures on June 11, 2017. The Westin Casuarina Resort & Spa -
Cayman Islands Loan may be prepaid on or after December 11, 2016, and permits defeasance with United States government obligations beginning two years after the Closing Date.

THE BORROWER. The borrower is Galleon Beach Resort, Ltd., a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Westin Casuarina Resort & Spa - Cayman
Islands Loan. The sponsor of the borrower is Columbia Sussex Corporation
("Columbia Sussex"). Columbia Sussex, a Kentucky based hospitality investment corporation, owns and operates approximately 81 hotels totaling approximately
27,000 rooms in over 30 states and the Cayman Islands. Franchises include
Marriott, Starwood, Hilton and Wyndham brand hotels. Columbia Sussex is one of the largest Marriott franchisees in the world.

THE PROPERTY. The Mortgaged Property is a full-service resort hotel containing approximately 343 rooms on approximately 12.6 acres on Seven Mile Beach on the
Island of Grand Cayman. The Mortgaged Property was built in 1994. The Mortgaged
Property features approximately 8,863 square feet of meeting space, a swimming pool, restaurants, private beach with water sports, full service spa and an exercise room. As of the trailing twelve months ending December 31, 2006, the occupancy rate for Westin Casuarina Resort & Spa - Cayman Islands Loan was
approximately 47.9%. See "RISK FACTORS--Special Risks Associated with Mortgaged
Properties Located in the Cayman Islands" in this prospectus supplement.

INSURANCE. The Mortgaged Property is insured under a blanket "All Risks"
property insurance policy with a limit of $1,250,000,000, (the "Property
Policy"), written by multiple insurers all rated "BBB" or better by S&P.
Insurance for losses associated with named windstorms is included within the
Property Policy and is subject to a per occurrence limit of $225,000,000.
Business Interruption Insurance, including an extended peril of indemnity clause which covers up to 365 days, is also contained within the Property Policy subject to a limit of $17,500,000. The Property Policy expires May 1, 2008. The
Borrower is required under the mortgage to renew windstorm insurance in an amount equal to one hundred percent (100%) of the full replacement cost
(exclusive of the Premises, footings and foundations) upon expiration of the
Property Policy.

FRANCHISE AGREEMENT. The Mortgaged Property is operated under a franchise agreement with Starwood Hotels & Resorts Worldwide that expires in March 2015.

LOCK BOX ACCOUNT. The borrower is required to deposit funds into one of three lockbox accounts, each of which are subject to a deposit account control agreement: (1) cash funds into a Cayman Islands account, (2) credit card receivables into a Cayman Islands account and (3) American Express receipts into a United States account.

MANAGEMENT. The Mortgaged Property is self-managed by Galleon Beach Resort,
Ltd., an affiliate of the sponsor, Columbia Sussex.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       55

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       56

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                                 DDR -- TRT POOL
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       57

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                                DDR -- TRT POOL
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       58

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                                DDR -- TRT POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                $110,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     2.9%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                            Developers Diversified Realty
                                                  Corporation (DDR) and Dividend
                                                Capital Total Realty Trust (TRT)
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.510%
MATURITY DATE                                                      June 11, 2017
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                         120
ORIGINAL TERM / AMORTIZATION                                            120 / IO
REMAINING TERM / AMORTIZATION                                           120 / IO
LOCKBOX                                                                     None

UP-FRONT RESERVES            None

ONGOING ANNUAL RESERVES
   TAX/INSURANCE          Springing
   REPLACEMENT(1)         Springing

ADDITIONAL FINANCING(2)                                                     None

CUT-OFF DATE BALANCE                                                $110,000,000
CUT-OFF DATE BALANCE/SF                                                     $162
CUT-OFF DATE LTV                                                           67.0%
MATURITY DATE LTV                                                          67.0%
UW DSCR ON NCF                                                             1.50x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 3
LOCATION                                                                 Various
PROPERTY TYPE                                                  Retail - Anchored
SIZE (SF)                                                                678,553
OCCUPANCY AS OF MARCH 21, 2007                                             99.4%
YEAR BUILT / YEAR RENOVATED                                            2005 / NA
APPRAISED VALUE                                                     $164,100,000
PROPERTY MANAGEMENT                    Developers Diversified Realty Corporation
UW ECONOMIC OCCUPANCY                                                      95.0%
UW REVENUES                                                          $13,558,052
UW TOTAL EXPENSES                                                     $4,044,281
UW NET OPERATING INCOME (NOI)                                         $9,513,771
UW NET CASH FLOW (NCF)                                                $9,091,455
--------------------------------------------------------------------------------

(1)  Monthly deposits in an amount equal to $0.10 per square foot of net rentable square feet at the Mortgaged Property are required to be made upon an event of default.

(2)  Future mezzanine debt is permitted, subject to certain conditions including, but not limited to: (i) an aggregate debt service coverage ratio of no less than 1.10x, (ii) the aggregate loan-to-value ratio shall not exceed 75.0%, (iii) rating agency consent and (iv) certain other conditions as specified in the related Mortgage Loan documents.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       59

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                                 DDR -- TRT POOL
--------------------------------------------------------------------------------

                             DDR -- TRT POOL SUMMARY

                                               ALLOCATED
                                                CUT-OFF                     NET
                                                 DATE                    RENTABLE
PROPERTY NAME                 LOCATION          BALANCE     YEAR BUILT     AREA
---------------------------------------------------------------------------------

Centerton Square          Mount Laurel, NJ   $ 67,800,000      2005      432,327
Beaver Creek Commons          Apex, NC         26,200,000      2005      143,129
Mount Nebo Pointe        Ohio Township, PA     16,000,000      2005      103,097
                                             ------------                -------
TOTAL/WEIGHTED AVERAGE                       $110,000,000                678,553
                                             ============                =======

                         ALLOCATED
                          CUT-OFF
                            DATE                             UNDERWRITTEN
                          BALANCE                    UW        NET CASH       APPRAISED      APPRAISED
PROPERTY NAME              PER SF    OCCUPANCY   OCCUPANCY       FLOW           VALUE      VALUE PER SF
-------------------------------------------------------------------------------------------------------

Centerton Square            $157        99.0%       95.0%     $5,740,205    $106,500,000       $246
Beaver Creek Commons        $183       100.0%       95.0%      2,018,925      35,000,000       $245
Mount Nebo Pointe           $155       100.0%       95.0%      1,332,324      22,600,000       $219
                                                              ----------    ------------
TOTAL/WEIGHTED AVERAGE      $162        99.4%       95.0%     $9,091,455    $164,100,000       $242
                                                              ==========    ============

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       60

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                                 DDR -- TRT POOL
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                       RATINGS(1)                    % OF NET
                                     FITCH/MOODY'S/   NET RENTABLE   RENTABLE
TENANT                                     S&P          AREA (SF)      AREA
-----------------------------------------------------------------------------

MAJOR TENANTS
   Wegman's Food (Ground Lease) ..      NR/NR/A--        130,000        19.2%
   Sportsman's Warehouse .........      NR/NR/NR          48,251         7.1
   Sports Authority ..............       NR/NR/B          40,000         5.9
   PetSmart ......................      NR/Ba2/BB         39,194         5.8
   Jo-Ann Stores .................     NR/Caa2/B--        35,350         5.2
                                                         -------       -----
   TOTAL MAJOR TENANTS ...........                       292,795        43.1%
NON-MAJOR TENANTS ................                       381,648        56.2
                                                         -------       -----
OCCUPIED TOTAL ...................                       674,443        99.4%
VACANT SPACE .....................                         4,110         0.6
                                                         -------       -----
PROPERTY TOTAL ...................                       678,553       100.0%
                                                         =======       =====

                                                                % OF TOTAL
                                     BASE RENT      ANNUAL     ANNUAL BASE          LEASE
TENANT                                  PSF       BASE RENT        RENT          EXPIRATION
-----------------------------------------------------------------------------------------------

MAJOR TENANTS
   Wegman's Food (Ground Lease) ..     $ 7.75    $ 1,007,500        9.2%         August 2024
   Sportsman's Warehouse .........     $12.85        620,025        5.7         November 2020
   Sports Authority ..............     $16.25        650,000        6.0           July 2015
   PetSmart ......................     $15.29        599,424        5.5      Multiple Spaces(2)
   Jo-Ann Stores .................     $14.50        512,575        4.7         January 2015
                                                 -----------      -----
   TOTAL MAJOR TENANTS ...........     $11.58    $ 3,389,524       31.1%
NON-MAJOR TENANTS ................     $19.66      7,504,257       68.9
                                                 -----------      -----
OCCUPIED TOTAL ...................     $16.15    $10,893,781      100.0%
                                                 ===========      =====
VACANT SPACE .....................
PROPERTY TOTAL ...................

(1)  Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)  Under the terms of multiple leases, 20,087 square feet expire in October
     2015 and 19,107 square feet expire in January 2020.

                            LEASE EXPIRATION SCHEDULE

             # OF LEASES   WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF
   YEAR        EXPIRING        EXPIRING      EXPIRING     EXPIRING*
---------------------------------------------------------------------

   2007            0           $ 0.00               0        0.0%
   2008            2           $18.83          31,104        4.6%
   2009           17           $24.80          47,130        6.9%
   2010           11           $25.36          28,348        4.2%
   2011           10           $23.16          17,170        2.5%
   2012            0           $ 0.00               0        0.0%
   2013            0           $ 0.00               0        0.0%
   2014            7           $20.47          45,805        6.8%
   2015           12           $16.06         221,091       32.6%
   2016            8           $16.90          52,355        7.7%
   2017            0           $ 0.00               0        0.0%
Thereafter        11           $11.45         231,440       34.1%
   Vacant          0               NA           4,110        0.6%

             CUMULATIVE % OF SF   % OF BASE RENT   CUMULATIVE % OF BASE
    YEAR          EXPIRING*          EXPIRING*        RENT EXPIRING*
-----------------------------------------------------------------------

    2007             0.0%               0.0%                0.0%
    2008             4.6%               5.4%                5.4%
    2009            11.5%              10.7%               16.1%
    2010            15.7%               6.6%               22.7%
    2011            18.2%               3.6%               26.4%
    2012            18.2%               0.0%               26.4%
    2013            18.2%               0.0%               26.4%
    2014            25.0%               8.6%               35.0%
    2015            57.6%              32.6%               67.6%
    2016            65.3%               8.1%               75.7%
    2017            65.3%               0.0%               75.7%
Thereafter          99.4%              24.3%              100.0%
   Vacant          100.0%               0.0%              100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       61

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                                 DDR -- TRT POOL
--------------------------------------------------------------------------------

                         CENTERTON SQUARE TENANT SUMMARY

                                         RATINGS*                      % OF NET
                                      FITCH/MOODY'S/   NET RENTABLE    RENTABLE
TENANT                                      S&P          AREA (SF)       AREA
-------------------------------------------------------------------------------

MAJOR TENANTS
   Wegman's Food (Ground Lease) ...      NR/NR/A--        130,000        30.1%
   Sports Authority ...............       NR/NR/B          40,000         9.3
   Jo-Ann Stores ..................     NR/Caa2/B--        35,350         8.2
   T.J.Maxx .......................       NR/A3/A          32,000         7.4
   Bed, Bath & Beyond .............      NR/NR/BBB         30,200         7.0
                                                          -------       -----
   TOTAL MAJOR TENANTS ............                       267,550        61.9%
NON-MAJOR TENANTS .................                       160,667        37.2
                                                          -------       -----
OCCUPIED TOTAL ....................                       428,217        99.0%
VACANT SPACE ......................                         4,110         1.0
                                                          -------       -----
PROPERTY TOTAL ....................                       432,327       100.0%
                                                          =======       =====

                                                                % OF TOTAL
                                      BASE RENT     ANNUAL     ANNUAL BASE       LEASE
TENANT                                   PSF       BASE RENT       RENT       EXPIRATION
-----------------------------------------------------------------------------------------

MAJOR TENANTS
   Wegman's Food (Ground Lease) ...     $ 7.75    $1,007,500       15.1%      August 2024
   Sports Authority ...............     $16.25       650,000        9.7        July 2015
   Jo-Ann Stores ..................     $14.50       512,575        7.7      January 2015
   T.J.Maxx .......................     $14.00       448,000        6.7       April 2015
   Bed, Bath & Beyond .............     $14.50       437,900        6.6      January 2015
                                                  ----------      -----
   TOTAL MAJOR TENANTS ............     $11.42    $3,055,975       45.8%
NON-MAJOR TENANTS .................     $22.51     3,617,172       54.2
                                                  ----------      -----
OCCUPIED TOTAL ....................     $15.58    $6,673,147      100.0%
                                                  ==========      =====
VACANT SPACE ......................
PROPERTY TOTAL ....................

*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

                   CENTERTON SQUARE LEASE EXPIRATION SCHEDULE

             # OF LEASES   WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF
    YEAR       EXPIRING        EXPIRING      EXPIRING     EXPIRING*
---------------------------------------------------------------------

   2007            0            $ 0.00              0        0.0%
   2008            0            $ 0.00              0        0.0%
   2009            9            $25.86         29,315        6.8%
   2010            6            $27.27         16,335        3.8%
   2011            2            $26.29          5,100        1.2%
   2012            0            $ 0.00              0        0.0%
   2013            0            $ 0.00              0        0.0%
   2014            3            $26.47         10,580        2.4%
   2015           10            $15.94        212,937       49.3%
   2016            4            $26.91         12,789        3.0%
   2017            0            $ 0.00              0        0.0%
Thereafter         4            $ 9.33        141,161       32.7%
   Vacant          0              NA            4,110        1.0%

             CUMULATIVE % OF SF   % OF BASE RENT   CUMULATIVE % OF BASE
    YEAR          EXPIRING*          EXPIRING*        RENT EXPIRING*
-----------------------------------------------------------------------

    2007             0.0%               0.0%                0.0%
    2008             0.0%               0.0%                0.0%
    2009             6.8%              11.4%               11.4%
    2010            10.6%               6.7%               18.0%
    2011            11.7%               2.0%               20.0%
    2012            11.7%               0.0%               20.0%
    2013            11.7%               0.0%               20.0%
    2014            14.2%               4.2%               24.2%
    2015            63.4%              50.9%               75.1%
    2016            66.4%               5.2%               80.3%
    2017            66.4%               0.0%               80.3%
Thereafter          99.0%              19.7%              100.0%
   Vacant          100.0%               0.0%              100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       62

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                                 DDR -- TRT POOL
--------------------------------------------------------------------------------

                       BEAVER CREEK COMMONS TENANT SUMMARY

                                  RATINGS*                   % OF NET                             % OF TOTAL
                               FITCH/MOODY'S/  NET RENTABLE  RENTABLE   BASE RENT    ANNUAL      ANNUAL BASE       LEASE
TENANT                              S&P          AREA (SF)     AREA        PSF      BASE RENT        RENT       EXPIRATION
----------------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
   Linens 'N Things .........     B--/B3/B         27,894       19.5%    $10.76     $  300,139        12.0%     January 2016
   Office Max ...............     NR/Ba3/B+        20,100       14.0     $14.00        281,400        11.2      October 2014
   PetSmart .................     NR/Ba2/BB        19,107       13.3     $13.50        257,945        10.3      January 2020
   Hollywood Video ..........     NR/NR/NR          6,500        4.5     $24.00        156,000         6.2      December 2014
   TGI Friday's .............     NR/NR/NR          6,000        4.2     $19.17        115,000         4.6     September 2027
                                                  -------      -----                ----------       -----
   TOTAL MAJOR TENANTS ......                      79,601       55.6%    $13.95     $1,110,484        44.2%
NON-MAJOR TENANTS ...........                      63,528       44.4     $22.04      1,400,188        55.8
                                                  -------      -----                ----------       -----
OCCUPIED TOTAL ..............                     143,129      100.0%    $17.54     $2,510,672       100.0%
                                                                                    ==========       =====
VACANT SPACE ................                           0        0.0
                                                  -------      -----
PROPERTY TOTAL ..............                     143,129      100.0%
                                                  =======      =====

*     Certain ratings are those of the parent whether or not the parent guarantees the lease.

                 BEAVER CREEK COMMONS LEASE EXPIRATION SCHEDULE

             # OF LEASES   WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF
    YEAR       EXPIRING        EXPIRING      EXPIRING     EXPIRING*
---------------------------------------------------------------------

    2007          0            $ 0.00              0         0.0%
    2008          0            $ 0.00              0         0.0%
    2009          8            $23.06         17,815        12.4%
    2010          5            $22.77         12,013         8.4%
    2011          0            $ 0.00              0         0.0%
    2012          0            $ 0.00              0         0.0%
    2013          0            $ 0.00              0         0.0%
    2014          4            $18.66         35,225        24.6%
    2015          2            $19.30          8,154         5.7%
    2016          1            $10.76         27,894        19.5%
    2017          0            $ 0.00              0         0.0%
Thereafter        6            $16.93         42,028        29.4%
   Vacant         0              NA                0         0.0%

             CUMULATIVE % OF SF   % OF BASE RENT   CUMULATIVE % OF BASE
    YEAR          EXPIRING*          EXPIRING*        RENT EXPIRING*
-----------------------------------------------------------------------

    2007             0.0%               0.0%                0.0%
    2008             0.0%               0.0%                0.0%
    2009            12.4%              16.4%               16.4%
    2010            20.8%              10.9%               27.3%
    2011            20.8%               0.0%               27.3%
    2012            20.8%               0.0%               27.3%
    2013            20.8%               0.0%               27.3%
    2014            45.5%              26.2%               53.4%
    2015            51.1%               6.3%               59.7%
    2016            70.6%              12.0%               71.7%
    2017            70.6%               0.0%               71.7%
Thereafter         100.0%              28.3%              100.0%
   Vacant          100.0%               0.0%              100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       63

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                                 DDR -- TRT POOL
--------------------------------------------------------------------------------

                        MOUNT NEBO POINTE TENANT SUMMARY

                                                 RATINGS*                     % OF NET
                                              FITCH/MOODY'S/   NET RENTABLE   RENTABLE
TENANT                                              S&P          AREA (SF)      AREA
--------------------------------------------------------------------------------------

MAJOR TENANTS
   Sportsman's Warehouse ..................      NR/NR/NR          48,251       46.8%
   Developer's Diversified-Master Lease ...    BBB/Baa2/BBB        31,104       30.2
   Famous Footwear ........................      BB+/B1/BB          6,400        6.2
   PNC Bank ...............................      A/Aa3/A+           3,650        3.5
   Payless Shoe Source ....................     NR/B1/BB--          2,809        2.7
                                                                  -------      -----
   TOTAL MAJOR TENANTS ....................                        92,214       89.4%
NON-MAJOR TENANTS .........................                        10,883       10.6
                                                                  -------      -----
OCCUPIED TOTAL ............................                       103,097      100.0%
VACANT SPACE ..............................                             0        0.0
                                                                  -------      -----
PROPERTY TOTAL ............................                       103,097      100.0%
                                                                  =======      =====

                                                                       % OF TOTAL
                                              BASE RENT     ANNUAL     ANNUAL BASE       LEASE
TENANT                                            PSF      BASE RENT       RENT        EXPIRATION
--------------------------------------------------------------------------------------------------

MAJOR TENANTS
   Sportsman's Warehouse ..................     $12.85    $  620,025       36.3%     November 2020
   Developer's Diversified-Master Lease ...     $18.83       585,754       34.3      November 2008
   Famous Footwear ........................     $15.00        96,000        5.6       August 2016
   PNC Bank ...............................     $29.86       109,000        6.4        March 2016
   Payless Shoe Source ....................     $19.00        53,371        3.1        March 2011
                                                          ----------      -----
   TOTAL MAJOR TENANTS ....................     $15.88    $1,464,150       85.6%
NON-MAJOR TENANTS .........................     $22.59       245,811       14.4
                                                          ----------      -----
OCCUPIED TOTAL ............................     $16.59    $1,709,961      100.0%
                                                          ==========      =====
VACANT SPACE ..............................
PROPERTY TOTAL ............................

*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

                   MOUNT NEBO POINTE LEASE EXPIRATION SCHEDULE

             # OF LEASES   WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF   CUMULATIVE % OF SF   % OF BASE RENT   CUMULATIVE % OF BASE
   YEAR        EXPIRING        EXPIRING      EXPIRING     EXPIRING*          EXPIRING*          EXPIRING*        RENT EXPIRING*
----------------------------------------------------------------------------------------------------------------------------------

   2007           0             $ 0.00             0          0.0%              0.0%               0.0%                0.0%
   2008           2             $18.83        31,104         30.2%             30.2%              34.3%               34.3%
   2009           0             $ 0.00             0          0.0%             30.2%               0.0%               34.3%
   2010           0             $ 0.00             0          0.0%             30.2%               0.0%               34.3%
   2011           8             $21.83        12,070         11.7%             41.9%              15.4%               49.7%
   2012           0             $ 0.00             0          0.0%             41.9%               0.0%               49.7%
   2013           0             $ 0.00             0          0.0%             41.9%               0.0%               49.7%
   2014           0             $ 0.00             0          0.0%             41.9%               0.0%               49.7%
   2015           0             $ 0.00             0          0.0%             41.9%               0.0%               49.7%
   2016           3             $20.62        11,672         11.3%             53.2%              14.1%               63.7%
   2017           0             $ 0.00             0          0.0%             53.2%               0.0%               63.7%
Thereafter        1             $12.85        48,251         46.8%            100.0%              36.3%              100.0%
  Vacant          0               NA               0          0.0%            100.0%               0.0%              100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       64

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                                 DDR -- TRT POOL
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "DDR-TRT Pool Loan") is secured by first mortgages or deeds of trust encumbering a portfolio of three retail properties located throughout the United States. The DDR-TRT Pool Loan represents approximately 2.9% of the Cut-Off Date Pool Balance. The DDR-TRT
     Pool Loan was originated on May 11, 2007, and has a principal balance as of the Cut-Off Date of $110,000,000.

     The DDR-TRT Pool Loan has a remaining term of 120 months and matures on
     June 11, 2017. The DDR-TRT Pool Loan may be prepaid on or after June 11,
     2009 until and including November 11, 2016 with payment of the greater of yield maintenance or 1.0% of the prepaid amount, and without penalty thereafter.

o    THE BORROWERS. The borrowers are Centerton Square LLC, TRT DDR Beaver Creek
     LLC and TRT DDR Mt. Nebo LLC. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the DDR-TRT
     Pool Loan. The borrowers are 100% owned subsidiaries of a joint venture between Developers Diversified Realty Corporation ("DDR") and Dividend
     Capital Total Realty Trust ("TRT"). DDR is a publicly traded REIT engaged in acquiring, developing, owning, leasing and managing shopping centers in the United States. As of February 5, 2007, the company owned and managed roughly 461 retail centers and seven business centers as well as approximately 1,170 acres of undeveloped land. DDR sold a portion of its interest in the subject properties to the DDR-TRT joint venture and retained a 10% ownership interest. As of June 9, 2007, DDR was rated "BBB"
     (Fitch), "Baa2" (Moody's) and "BBB" (S&P). TRT, a subsidiary of Dividend
     Capital Group, is a private REIT designed to provide diversification across the commercial real estate asset class, and whose strategy is to invest in a diversified portfolio of high-quality real estate and real estate related assets

o    THE PROPERTIES. The Mortgaged Properties consist of three retail properties comprised of approximately 678,553 square feet located in New Jersey, North
     Carolina and Pennsylvania. As of March 21, 2007, the occupancy rate for the
     Mortgaged Properties securing the DDR-TRT Pool Loan was approximately
     99.4%.

o    MEZZANINE DEBT. The sponsor is permitted to incur future mezzanine indebtedness subject to the following conditions: (i) the aggregate LTV ratio does not exceed 75.0%, (ii) the aggregate debt service coverage does not fall below 1.10x, (iii) the mezzanine lender meets a pre-determined definition of qualified lender", (iv) the borrower must deliver a no-downgrade confirmation, (v) the mezzanine lender shall enter into a form of intercreditor agreement, (vi) rating agency consent and (vii) certain other conditions as specified in the related Mortgage Loan documents.

o    RELEASE. The release of an individual Mortgage Property will be permitted subject to satisfaction of certain tests and conditions as set forth in the related Mortgage Loan documents including, but not limited to: (i) no event of default shall have occurred and is continuing, (ii) payment of a release premium of 100% of the allocated loan amount for the first 0-30% of the
     Mortgaged Property and 105% of the allocated loan amount for the next
     31-50% of the Mortgaged Property (releases of greater than 50% of the
     Mortgaged Property are not permitted except in accordance with the loan documents), (iii) a minimum DSC ratio of 1.20x for the remaining collateral and (iv) an LTV ratio of the remaining collateral not greater than 70.0%
     after the release.

o    SUBSTITUTION. The borrowers may substitute properties of like kind and quality subject to satisfaction of certain tests and conditions as set forth in the related Mortgage Loan documents including, but not limited to:
     (i) no event of default exists under the related Mortgage Loan documents,
     (ii) the aggregate value of all Mortgaged Properties released (through one or more substitutions) during the term of the loan shall not exceed 50% of the value of the entire pool of Mortgaged Properties, (iii) the borrowers deliver certain legal opinions from counsel concluding that the substitution will not adversely affect or impair the ability of the lender to enforce its remedies under all loan documents, (iv) the mortgagee receives and approves all necessary property level due diligence with respect to the new Mortgaged Property (including, but not limited to, appraisals, building conditions reports, environmental site assessments, seismic reports and title insurance policies), (v) a minimum DSC Ratio of
     1.20x for the remaining Mortgage Loans and (vi) an LTV Ratio of the substitute property not greater than 70.0%.

o    LOCKBOX ACCOUNT. The related Mortgage Loan documents do not require a lockbox account.

o    MANAGEMENT. DDR, one of the sponsors, is the property manager for the
     Mortgaged Properties securing the DDR-TRT Pool Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       65

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       66

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                           ASHFORD HOSPITALITY POOL 4
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       67

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                           ASHFORD HOSPITALITY POOL 4
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       68

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                           ASHFORD HOSPITALITY POOL 4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                $103,906,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     2.7%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                          Ashford Hospitality Trust, Inc.
TYPE OF SECURITY                                                             Fee
PARTIAL RELEASE*                                                             Yes
MORTGAGE RATE                                                            5.9523%
MATURITY DATE                                                     April 11, 2017
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          118 / 360
LOCKBOX                                                                      Yes

UP-FRONT RESERVES
   TAX                                     Yes
   ENGINEERING                          $2,500

ONGOING ANNUAL RESERVES
   TAX                                     Yes
   FF&E          4.0% prior year gross revenue

ADDITIONAL FINANCING                                                        None

CUT-OFF DATE BALANCE                                                $103,906,000
CUT-OFF DATE BALANCE/ROOM                                                $74,431
CUT-OFF DATE LTV                                                           74.3%
MATURITY DATE LTV                                                          69.4%
UW DSCR ON NCF                                                             1.36x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 5
LOCATION                                                                 Various
PROPERTY TYPE                                              Hospitality - Various
SIZE (ROOMS)                                                               1,396
OCCUPANCY AS OF TTM DECEMBER 29, 2006                                      76.7%
YEAR BUILT / YEAR RENOVATED                                    Various / Various
APPRAISED VALUE                                                     $139,900,000
PROPERTY MANAGEMENT                                                      Various
UW ECONOMIC OCCUPANCY                                                      77.1%
UW REVENUES                                                          $40,705,261
UW TOTAL EXPENSES                                                    $28,471,140
UW NET OPERATING INCOME (NOI)                                        $12,234,121
UW NET CASH FLOW (NCF)                                               $10,136,737
--------------------------------------------------------------------------------

*    The Ashford Hospitality Pool 4 Loan permits the partial release of certain properties comprising the Mortgaged Property under certain circumstances.
     See "Release" below.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       69

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                           ASHFORD HOSPITALITY POOL 4
--------------------------------------------------------------------------------

                       ASHFORD HOSPITALITY POOL 4 SUMMARY

                                             ALLOCATED
                                           CUT-OFF DATE   RELEASE PRICE        SPECIFIC       YEAR
PROPERTY NAME                                 BALANCE       PERCENTAGE      PROPERTY TYPE    BUILT   ROOMS
----------------------------------------------------------------------------------------------------------

Spring Hill Suites -- Orlando, FL ......   $ 30,213,037        115%        Limited Service    2000     400
Courtyard -- Orlando, FL ...............     29,189,965        120%        Limited Service    2000     312
Residence Inn -- Atlanta, GA ...........     15,932,504        115%         Extended Stay     1997     150
Fairfield Inn -- Orlando, FL ...........     15,930,493        125%        Limited Service    2000     388
Courtyard by Marriott -- Edison, NJ ....     12,640,000        110%        Limited Service    2002     146
                                           ------------                                              -----
TOTAL/WEIGHTED AVERAGE .................   $103,906,000                                              1,396

                                           ALLOCATED
                                             CUT-OFF                                ESTIMATED 2006
                                              DATE      APPRAISED   ------------------------------------------
                                            BALANCE    VALUE PER     OCCUPANCY         ADR          REVPAR
PROPERTY NAME                              PER ROOM       ROOM      PENETRATION*   PENETRATION*   PENETRATION*
--------------------------------------------------------------------------------------------------------------

Spring Hill Suites -- Orlando, FL ......    $ 75,533    $100,750       111.1%         105.1%         117.4%
Courtyard -- Orlando, FL ...............    $ 93,558    $127,564       121.6%         105.7%         128.8%
Residence Inn -- Atlanta, GA ...........    $106,217    $140,000       100.6%          98.7%          99.2%
Fairfield Inn -- Orlando, FL ...........    $ 41,058    $ 59,278       106.2%          93.7%          98.9%
Courtyard by Marriott -- Edison, NJ ....    $ 86,575    $108,219       109.4%         109.7%         120.0%
TOTAL/WEIGHTED AVERAGE .................    $ 74,431    $100,215       110.8%         101.8%         113.1%

*    Based on the HVS International appraisals dated March 2007.

            ASHFORD HOSPITALITY POOL 4 FINANCIAL PERFORMANCE SUMMARY

                                                         2005                           2006
                                           -----------------------------   -----------------------------
PROPERTY NAME                              OCCUPANCY     ADR     REV PAR   OCCUPANCY     ADR     REV PAR
--------------------------------------------------------------------------------------------------------

Spring Hill Suites -- Orlando, FL ......     79.8%     $ 84.41    $67.36     77.2%     $ 88.20    $68.13
Courtyard -- Orlando, FL ...............     81.9%     $ 87.16    $71.38     80.5%     $ 94.51    $76.06
Residence Inn -- Atlanta, GA ...........     76.8%     $100.72    $77.35     73.5%     $108.78    $79.92
Fairfield Inn -- Orlando, FL ...........     79.1%     $ 65.60    $51.89     77.6%     $ 70.97    $55.10
Courtyard by Marriott -- Edison, NJ ....     64.7%     $100.38    $64.95     68.5%     $103.85    $71.10
AVERAGE ................................     76.5%     $ 87.65    $66.59     75.5%     $ 93.26    $70.06

                                            TRAILING 12-MONTH FEB. 2007            UNDERWRITTEN
                                           -----------------------------   -----------------------------
PROPERTY NAME                              OCCUPANCY     ADR     REV PAR   OCCUPANCY      ADR    REV PAR
--------------------------------------------------------------------------------------------------------

Spring Hill Suites -- Orlando, FL ......     78.0%     $ 90.50   $70.63      77.2%     $ 93.62    $72.23
Courtyard -- Orlando, FL ...............     80.7%     $ 96.08   $77.51      80.0%     $101.23    $80.98
Residence Inn -- Atlanta, GA ...........     72.0%     $108.77   $78.30      70.9%     $115.93    $82.16
Fairfield Inn -- Orlando, FL ...........     77.2%     $ 73.25   $56.53      80.0%     $ 75.94    $60.75
Courtyard by Marriott -- Edison, NJ ....     68.6%     $104.09   $71.36      69.0%     $111.03    $76.61
AVERAGE ................................     75.3%     $ 94.54   $70.87      75.4%     $ 99.55    $74.55

*    Based on the HVS International appraisals dated March 2007.

                 COMPETITIVE SUMMARY -- COURTYARD -- ORLANDO, FL

                                                                                     ESTIMATED 2006*
                                                       -----------------------------------------------------------------------
                                           NUMBER OF                                    OCCUPANCY        ADR         REVPAR
PROPERTY                                     ROOMS     OCCUPANCY      ADR    REVPAR    PENETRATION   PENETRATION   PENETRATION
------------------------------------------------------------------------------------------------------------------------------

Courtyard -- Orlando, FL (subject) .....       312       80.5%     $ 94.51    $76.05      121.6%       105.7%         128.8%
SpringHill Suites Marriott Village .....       400       77.0%     $ 88.20    $68.09      116.3%        98.6%         115.3%
Hilton Garden Inn SeaWorld .............       233       68.0%     $102.00    $69.36      102.7%       114.0%         117.5%
Holiday Inn Sunspree Lake Buena
   Vista ...............................       507       51.0%     $ 95.00    $48.45       77.0%       106.2%          82.1%
Orlando Vista (former DoubleTree
   Club) ...............................       246       67.0%     $ 73.00    $48.91      101.2%        81.6%          82.8%
Holiday Inn Express (former
   Radisson) ...........................       200       46.0%     $ 90.00    $41.40       69.5%       100.6%          70.1%
Courtyard LBV Palm Parkway .............       308       74.0%     $ 80.00    $59.20      111.7%        89.4%         100.3%
                                             -----
TOTAL/WEIGHTED AVERAGE .................     2,206       66.2%     $ 89.44    $59.04      100.0%       100.0%         100.0%
                                             =====

*    Based on the HVS International appraisal dated March 30, 2007.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       70

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                           ASHFORD HOSPITALITY POOL 4
--------------------------------------------------------------------------------

           COMPETITIVE SUMMARY -- COURTYARD BY MARRIOTT -- EDISON, NJ

                                                                                    ESTIMATED 2006*
                                                      ----------------------------------------------------------------------
                                          NUMBER OF                                   OCCUPANCY        ADR         REVPAR
PROPERTY                                    ROOMS     OCCUPANCY     ADR     REVPAR   PENETRATION   PENETRATION   PENETRATION
----------------------------------------------------------------------------------------------------------------------------

Courtyard by Marriott -- Edison, NJ
   (subject) ..........................      146        69.0%     $102.99   $71.10      109.4%        109.7%        120.0%
Hilton Garden Inn Raritan Center ......      132        70.0%     $107.00   $74.90      111.0%        114.0%        126.4%
Sheraton Raritan Center ...............      276        56.0%     $100.00   $56.00       88.8%        106.5%         94.5%
Holiday Inn Raritan Center ............      184        64.0%     $ 68.00   $43.52      101.5%         72.4%         73.4%
                                             ---
TOTAL/WEIGHTED AVERAGE ................      738        63.1%     $ 93.87   $59.26      100.0%        100.0%        100.0%
                                             ===

*    Based on the HVS International appraisal dated March 19, 2007.

               COMPETITIVE SUMMARY -- FAIRFIELD INN -- ORLANDO, FL

                                                                                    ESTIMATED 2006*
                                                      -----------------------------------------------------------------------
                                          NUMBER OF                                    OCCUPANCY        ADR          REVPAR
PROPERTY                                    ROOMS     OCCUPANCY     ADR      REVPAR   PENETRATION   PENETRATION   PENETRATION
-----------------------------------------------------------------------------------------------------------------------------

Fairfield Inn -- Orlando, FL (subject)        388       77.6%      $70.97    $55.10      106.2%         93.7%         98.9%
SpringHill Suites Marriott Village ....       400       77.0%      $88.20    $68.09      105.3%        116.4%        122.3%
La Quinta Inn & Suites Orlando
   Maingate ...........................       148       77.0%      $69.00    $53.13      105.3%         91.1%         95.4%
Country Inn & Suites & Suites
   Universal ..........................       162       66.0%      $71.00    $46.86       90.3%         93.7%         84.1%
Days Inn Orlando ......................       219       62.0%      $64.00    $39.68       84.8%         84.5%         71.3%
Hampton Inn Orlando Lake Buena
   Vista ..............................       147       71.0%      $84.00    $59.64       97.1%        110.9%        107.1%
                                            -----
TOTAL/WEIGHTED AVERAGE ................     1,464       73.1%      $75.75    $55.69      100.0%        100.0%        100.0%
                                            =====

*    Based on the HVS International appraisal dated March 26, 2007.

               COMPETITIVE SUMMARY -- RESIDENCE INN -- ATLANTA, GA

                                                                                ESTIMATED 2006*
                                                      -----------------------------------------------------------------------
                                          NUMBER OF                                    OCCUPANCY        ADR         REVPAR
PROPERTY                                    ROOMS     OCCUPANCY     ADR     REVPAR    PENETRATION   PENETRATION   PENETRATION
-----------------------------------------------------------------------------------------------------------------------------

Residence Inn -- Atlanta, GA
   (subject) ..........................      150        74.4%     $107.38    $79.92      100.6%         98.7%         99.2%
Residence Inn Buckhead ................      136        74.0%     $110.00    $81.40      100.0%        101.1%        101.1%
Homewood Suites Buckhead ..............       92        75.0%     $113.00    $84.75      101.4%        103.8%        105.2%
Staybridge Suites Buckhead ............       83        72.0%     $105.00    $75.60       97.3%         96.5%         93.9%
TOTAL/WEIGHTED AVERAGE ................      461        74.0%     $108.85    $80.54      100.0%        100.0%        100.0%
                                             ===

*    Based on the HVS International appraisal dated March 26, 2007.

            COMPETITIVE SUMMARY -- SPRING HILL SUITES -- ORLANDO, FL

                                                                                ESTIMATED 2006*
                                                      ---------------------------------------------------------------------
                                          NUMBER OF                                  OCCUPANCY        ADR         REVPAR
PROPERTY                                   ROOMS      OCCUPANCY     ADR    REVPAR   PENETRATION   PENETRATION   PENETRATION
---------------------------------------------------------------------------------------------------------------------------

Spring Hill Suites -- Orlando, FL
   (subject) ..........................       400        77.2%    $88.20   $68.13      111.1%        105.1%        117.4%
Courtyard Marriott Village ............       312        80.0%    $94.51   $76.05      115.1%        112.6%        131.1%
Fairfield Inn Marriott Village ........       388        78.0%    $70.97   $55.10      112.2%         84.5%         95.0%
AmeriSuites South .....................       151        61.0%    $73.00   $44.53       87.8%         87.0%         76.7%
Holiday Inn Sunspree Lake Buena
   Vista ..............................       507        51.0%    $95.00   $48.45       73.4%        113.2%         83.5%
Orlando Vista (former Doubletree
   Club) ..............................       246        67.0%    $73.00   $48.91       96.4%         87.0%         84.3%
Hampton Inn Lake Buena Vista ..........       147        71.0%    $84.00   $59.64      102.2%        100.1%        102.8%
Courtyard LBV Palm Parkway ............       308        74.0%    $80.00   $59.20      106.5%         95.3%        102.0%
                                            -----
TOTAL/WEIGHTED AVERAGE ................     2,459        69.5%    $83.95   $58.02      100.0%        100.0%        100.0%
                                            =====

*    Based on the HVS International appraisal dated March 28, 2007.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       71

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                           ASHFORD HOSPITALITY POOL 4
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Ashford Hospitality Pool 4 Loan") is
     secured by a first mortgage encumbering the borrower's fee interest in four limited service and one extended stay hotels located in Florida, Georgia and New Jersey. The Ashford Hospitality Pool 4 Loan represents approximately 2.7% of the Cut-Off Date Pool Balance. The Ashford
     Hospitality Pool 4 Loan was originated on April 11, 2007, and has a principal balance as of the Cut-Off Date of $103,906,000. The Ashford
     Hospitality Pool 4 Loan provides for interest-only payments for the first
     60 months of its term, and, thereafter, fixed monthly payments of principal and interest.

     The Ashford Hospitality Pool 4 Loan has a remaining term of 118 months and matures on April 11, 2017. The Ashford Hospitality Pool 4 Loan may be
     prepaid on or after March 11, 2017, and permits defeasance with United
     States government obligations beginning two years after the Closing Date.

o    THE BORROWERS. The borrowers are Ashford LLB C-Hotel Management, LP;
     Ashford LLB SHS Management, LP; Ashford LLB F-INN Management, LP; Ashford
     Edison LP; and Ashford Atlanta Buckhead LP, all special purpose entities.
     Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Ashford Hospitality Pool 4 Loan. The sponsor of the borrowers is Ashford Hospitality Trust, Inc. ("AHT"). AHT, founded in 1968, is a self-administered real estate investment trust listed on the New York Stock Exchange that invests in the hospitality industry.
     AHT's management team has experience in sourcing, underwriting, operating, repositioning, developing, selling and financing a wide variety of lodging investments. As of December 31, 2006, AHT owned approximately 81 hotel properties in 26 states with approximately 15,492 rooms and an office building. The portfolio also includes 24 full-service, upscale hotels containing approximately 8,069 rooms, as well as 27 premium select-service hotels consisting of approximately 5,571 rooms in 31 markets throughout 18 states, the District of Columbia and Canada.

o    THE PROPERTIES. The Spring Hill Suites -- Orlando, FL Mortgaged Property,
     constructed in 2000, is a five-story limited service hotel containing approximately 400 rooms situated on approximately 8.9 acres. The Mortgaged
     Property features an outdoor swimming pool and whirlpool, pool bar, exercise room, breakfast dining area and a guest market. As of the trailing
     12-month period ending December 29, 2006, the occupancy rate for the Spring
     Hill Suites -- Orlando, FL Mortgaged Property was approximately 77.2%.

     The Courtyard -- Orlando, FL Mortgaged Property, constructed in 2000 and renovated in 2007, is a five-story limited service hotel containing approximately 312 rooms situated on approximately 7.4 acres. The Mortgaged
     Property features an indoor/outdoor swimming pool and whirlpool, exercise room, game room and gift shop. As of the trailing 12-month period ending
     December 29, 2006, the occupancy rate for the Courtyard -- Orlando, FL
     Mortgaged Property was approximately 80.5%.

     The Residence Inn -- Atlanta, GA Mortgaged Property, constructed in 1997, is a four-story extended stay hotel containing approximately 150 rooms situated on approximately 1.8 acres. The Mortgaged Property is located in
     Buckhead, an upscale enclave of corporate, residential, and retail developments in Atlanta, Georgia. The Mortgaged Property features an outdoor swimming pool and whirlpool, exercise room, business center and a breakfast dining area. As of the trailing 12-month period ending December
     29, 2006, the occupancy rate for the Residence Inn -- Atlanta, GA Mortgaged
     Property was approximately 73.5%.

     The Fairfield Inn -- Orlando, FL Mortgaged Property, constructed in 2000 and renovated in 2006, is a five-story limited service hotel containing approximately 388 rooms situated on approximately 6.4 acres. The Mortgaged
     Property features an outdoor swimming pool and whirlpool, pool bar, exercise room, business center and a breakfast dining area. As of the trailing 12-month period ending December 29, 2006, the occupancy rate for the Fairfield Inn -- Orlando, FL Mortgaged Property was approximately
     77.6%.

     The Spring Hill Suites -- Orlando, FL, Courtyard -- Orlando, FL and
     Fairfield Inn -- Orlando, FL Mortgaged Properties, located in Orlando,
     Florida along Interstate 4, are three hotels that comprise the approximately 1,100-room Marriott Village at Lake Buena Vista.

     The Courtyard by Marriott -- Edison, NJ Mortgaged Property, constructed in
     2002, is a four-story limited service hotel containing approximately 146 rooms situated on approximately 2.6 acres. The Mortgaged Property is located in the commercial area of Edison, New Jersey along Interstate 95.
     The Mortgaged Property features an indoor pool and whirlpool,

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       72

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                           ASHFORD HOSPITALITY POOL 4
--------------------------------------------------------------------------------

     breakfast area, exercise room and a business center. As of the trailing
     12-month period ending December 29, 2006, the occupancy rate for the
     Courtyard by Marriott -- Edison, NJ Mortgaged Property was approximately
     68.5%.

o    LOCKBOX ACCOUNT. All revenue from the Mortgaged Properties will be deposited into a mortgagee-designated lockbox.

o    RELEASES. The release of an individual Mortgaged Property will be permitted subject to the satisfaction of certain conditions as set forth in the related Mortgage Loan documents including, but not limited to, the following: (i) no event of default shall have occurred and is continuing and (ii) payment of an amount equal to the greater of (a) the amount which is necessary to defease a portion of the loan amount equal to the Release
     Price Percentage, (as defined in the related Mortgage Loan documents), multiplied by the allocated loan amount with respect to the cross-collateralized property being released, (b) such amount as would cause the Debt Yield (as defined in the related Mortgage Loan documents)
     subsequent to the contemplated release to be equal to or greater than the
     Debt Yield prior to the contemplated release and (c) such amount as would cause the Debt Yield subsequent to the contemplated release to be no less than the Debt Yield at origination.

o    MANAGEMENT. The property managers for the Mortgaged Properties securing the
     Ashford Hospitality Pool 4 Loan are various affiliates of Marriott
     International, Inc. Established in 1971 and headquartered in Washington,
     D.C., Marriott International, Inc. engages in the operation and franchising of hotels and related lodging facilities worldwide. It operates in full service lodging, select service lodging, extended stay lodging, timeshare, and synthetic fuel industry segments. As of January 3, 2007, the company operated or franchised approximately 2,800 lodging properties.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       73

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       74

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                             17 BATTERY PLACE SOUTH
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       75

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                             17 BATTERY PLACE SOUTH
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       76

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                             17 BATTERY PLACE SOUTH
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $95,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     2.5%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                                        The Moinian Group
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.681%
MATURITY DATE                                                       May 11, 2012
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                             60 / IO
REMAINING TERM / AMORTIZATION                                            59 / IO
LOCKBOX                                                                      Yes

UP-FRONT RESERVES
   TAX/INSURANCE                                         Yes
   ENGINEERING                                    $3,815,394
   TI/LC                                          $3,500,000
   DEBT SERVICE(1)                                $1,250,000
   DESIGNATED LEASE RESERVE(2)                      $137,469

ONGOING ANNUAL RESERVES
   TAX/INSURANCE                                         Yes
   TI/LC(3)                                        Springing
   REPLACEMENT                                       $41,383

ADDITIONAL FINANCING                                  B-Note         $13,000,000

                                                                       WHOLE
                                                     TRUST ASSET   MORTGAGE LOAN
                                                     -----------   -------------
CUT-OFF DATE BALANCE                                 $95,000,000    $108,000,000
CUT-OFF DATE BALANCE/SF                                  $230           $261
CUT-OFF DATE LTV                                         70.4%         80.0%
MATURITY DATE LTV                                        70.4%         80.0%
UW DSCR ON NCF(4)                                        1.54x         1.36x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                            New York, NY
PROPERTY TYPE                                                      Office -- CBD
SIZE (SF)                                                                413,828
OCCUPANCY AS OF MARCH 1, 2007                                              93.6%
YEAR BUILT / YEAR RENOVATED                                          1903 / 1995
APPRAISED VALUE                                                     $135,000,000
PROPERTY MANAGEMENT                          Newmark & Company Real Estate, Inc.
UW ECONOMIC OCCUPANCY                                                      92.5%
UW REVENUES                                                          $14,240,763
UW TOTAL EXPENSES                                                     $5,399,806
UW NET OPERATING INCOME (NOI)                                         $8,840,957
UW NET CASH FLOW (NCF)(4)                                             $8,317,432
--------------------------------------------------------------------------------

(1)  There is a shortfall in the related Mortgaged Property cash flow to fully cover debt service payments. Amount held in the debt service reserve will be released as needed to cover the debt service shortfall.

(2)  Escrow funded upfront for the landlord's outstanding free rent obligations for IT USA, Inc.

(3)  In the event the TI/LC Reserve balance is less than $500,000, the borrower will begin to deposit at an annual rate of $206,914, until $1,000,000 is achieved.

(4)  The UW NCF was derived based on certain assumptions, including that leases rolling during the loan term would be marked to market rents and that the property would achieve a stabilized occupancy rate. If such occupancy and rental rates are not executed, then the property NCF will be negatively affected. The "as-is" DSCR for the Trust Asset is 1.24x and the whole
     Mortgage Loan is 1.09x.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       77

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                             17 BATTERY PLACE SOUTH
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                                          % OF NET
                                              RATINGS*      NET RENTABLE  RENTABLE
TENANT                                   FITCH/MOODY'S/S&P    AREA (SF)     AREA
----------------------------------------------------------------------------------

MAJOR TENANTS
   Continental Stock Transfer & Trust
      Company .........................      NR/NR/NR           35,000       8.5%
   IT USA, Inc. .......................      NR/NR/NR           34,991       8.5
   Wall Street Access, Inc. ...........      NR/NR/NR           33,800       8.2
   The City of New York ...............      NR/A2/NR           31,292       7.6
   Securities Training Corp. ..........      NR/NR/NR           31,000       7.5
   Wildcat Service Corp. ..............      NR/NR/NR           31,000       7.5
                                                               -------     -----
   TOTAL MAJOR TENANTS ................                        197,083      47.6%
NON-MAJOR TENANTS .....................                        190,292      46.0
                                                               -------     -----
OCCUPIED TOTAL ........................                        387,375      93.6%
VACANT SPACE ..........................                         26,453       6.4
                                                               -------     -----
PROPERTY TOTAL ........................                        413,828     100.0%
                                                               =======     =====

                                                     ANNUAL
                                           BASE       BASE      % OF TOTAL ANNUAL       LEASE
TENANT                                   RENT PSF     RENT          BASE RENT        EXPIRATION
------------------------------------------------------------------------------------------------

MAJOR TENANTS
   Continental Stock Transfer & Trust
      Company .........................   $37.61   $ 1,316,350        12.7%          July 2011
   IT USA, Inc. .......................   $30.00     1,049,730        10.1           April 2017
   Wall Street Access, Inc. ...........   $17.71       598,610         5.8          October 2008
   The City of New York ...............   $24.71       773,233         7.5         December 2012
   Securities Training Corp. ..........   $22.88       709,280         6.8         February 2015
   Wildcat Service Corp. ..............   $24.40       756,400         7.3           June 2009
                                                   -----------       -----
   TOTAL MAJOR TENANTS ................   $26.40   $ 5,203,603        50.2%
NON-MAJOR TENANTS .....................   $27.12     5,159,796        49.8
                                                   -----------       -----
OCCUPIED TOTAL ........................   $26.75   $10,363,399       100.0%
                                                   ===========       =====
VACANT SPACE ..........................
PROPERTY TOTAL ........................

*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

                            LEASE EXPIRATION SCHEDULE

                          WA BASE                           CUMULATIVE     % OF      CUMULATIVE
            # OF LEASES   RENT/SF  TOTAL SF  % OF TOTAL SF    % OF SF   BASE RENT    % OF BASE
   YEAR       EXPIRING   EXPIRING  EXPIRING    EXPIRING*     EXPIRING*  EXPIRING*  RENT EXPIRING*
-------------------------------------------------------------------------------------------------

   2007           0       $ 0.00         0        0.0%          0.0%       0.0%         0.0%
   2008          10       $19.93    46,335       11.2%         11.2%       8.9%         8.9%
   2009          21       $25.70    86,497       20.9%         32.1%      21.5%        30.4%
   2010           2       $28.40     5,280        1.3%         33.4%       1.4%        31.8%
   2011           9       $32.61    61,874       15.0%         48.3%      19.5%        51.3%
   2012           8       $26.49    51,126       12.4%         60.7%      13.1%        64.4%
   2013           4       $27.02    18,832        4.6%         65.2%       4.9%        69.3%
   2014           2       $35.20     2,543        0.6%         65.8%       0.9%        70.1%
   2015           1       $22.88    31,000        7.5%         73.3%       6.8%        77.0%
   2016           1       $28.70     7,723        1.9%         75.2%       2.1%        79.1%
   2017           4       $30.00    59,832       14.5%         89.7%      17.3%        96.4%
Thereafter        3       $22.65    16,333        3.9%         93.6%       3.6%       100.0%
  Vacant          0         NA      26,453        6.4%        100.0%       0.0%       100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       78

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                             17 BATTERY PLACE SOUTH
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "17 Battery Place South Loan") is secured by a first mortgage encumbering a CBD office building located in New York,
     New York. The 17 Battery Place South Loan represents approximately 2.5% of the Cut-Off Date Pool Balance. The 17 Battery Place South Loan was
     originated on April 24, 2007 and has a principal balance as of the Cut-Off
     Date of $95,000,000. The 17 Battery Place South Loan is a portion of a whole loan with an original principal balance of $108,000,000. The other loan related to the 17 Battery Place South Loan is evidenced by a separate subordinate note (the "17 Battery Place South Subordinate Companion Loan")
     with an original principal balance of $13,000,000 and, together with the 17
     Battery Place South Loan, comprise the "17 Battery Place South Whole
     Loan"). The 17 Battery Place South Subordinate Companion Loan will not be an asset of the Trust Fund. The 17 Battery Place South Loan and the 17
     Battery Place South Subordinate Companion Loan are governed by an intercreditor and servicing agreement, as described in the Prospectus
     Supplement under "DESCRIPTION OF THE MORTGAGE POOL--Co-Lender Loans" and
     will be serviced pursuant to the terms of the pooling and servicing agreement. The 17 Battery Place South Loan provides for interest-only payments for the entire loan term.

     The 17 Battery Place South Loan has a remaining term of 59 months and matures on May 11, 2012. The 17 Battery Place South Loan may be prepaid on or after March 11, 2012 and permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWER. The borrower is Battery Commercial Associates LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 17 Battery Place South
     Loan. The sponsor of the borrower is The Moinian Group, a development firm headed by Joseph Moinian, which owns and manages over $8 billion in assets and has been actively involved in greater New York commercial real estate for over 15 years. The Moinian Group currently owns and controls a portfolio of approximately 20 million square feet of office, industrial, retail, residential and hotel properties throughout the United States and abroad, including approximately 13 million square feet in Manhattan.

o    THE PROPERTY. The Mortgaged Property is an approximately 413,828 square foot office building situated on approximately 1.5 acres. The Mortgaged
     Property was constructed in 1903 and most recently renovated in 1995. The
     Mortgaged Property is located in New York, New York. As of March 1, 2007, the occupancy rate for the Mortgaged Property securing the 17 Battery Place
     South Loan was approximately 93.6%.

     The largest tenant is Continental Stock Transfer & Trust Company
     ("Continental"), currently occupying approximately 35,000 square feet, or approximately 8.5% of the net rentable area. Continental is a fully integrated shareholder servicing company that provides shareholder recordkeeping and stock transfer services among other offered services.
     Continental currently services more than 1,100 public companies, aggregating more than 1.5 million shareholder accounts. The Continental lease expires in July 2011. The second largest tenant is IT USA, Inc. ("IT
     USA"), currently occupying approximately 34,991 square feet, or approximately 8.5% of the net rentable area. IT USA provides information technology solutions to small and medium-sized businesses in the United
     States. Its information technology solutions include Microsoft technologies practice, virtualization practice, security practice, internetworking practice, storage practice and systems management practice. The IT USA lease expires in April 2017. The third largest tenant is Wall Street
     Access, Inc. ("Wall Street Access"), occupying approximately 33,800 square feet, or approximately 8.2% of the net rentable area. Wall Street Access is a New York Stock Exchange member firm offering a range of services, including research, execution, fixed income trading and professional money management to institutions and affluent individuals. The Wall Street Access lease expires in October 2008.

o    LOCKBOX ACCOUNT. All tenant payments due under the applicable leases are deposited into a mortgagee-designated lockbox account.

o    MANAGEMENT. Newmark & Company Real Estate, Inc. ("Newmark") is the property manager for the Mortgaged Property securing the 17 Battery Place South
     Loan. Newmark is headquartered in New York, New York and is a large independent real estate service firm, which provides comprehensive real estate solutions to corporations, property owners, investors and developers across the globe.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       79

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       80

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                                 ROCKVALE SQUARE
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       81

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                                 ROCKVALE SQUARE
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       82

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                                 ROCKVALE SQUARE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $92,400,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     2.4%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                                     PA Outlet Center, LP
TYPE OF SECURITY                                                            Both
MORTGAGE RATE                                                             5.755%
MATURITY DATE                                                       May 11, 2017
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                         120
ORIGINAL TERM / AMORTIZATION                                            120 / IO
REMAINING TERM / AMORTIZATION                                           119 / IO
LOCKBOX                                                                     None

UP-FRONT RESERVES
   TAX                                              Yes
   OCCUPANCY HOLDBACK(1)                     $4,400,000
   TENANT LEASING(2)                           $250,000
   RETAIL BRAND ALLIANCE(3)                    $340,000

ONGOING ANNUAL RESERVES
   TAX/INSURANCE                          Yes/Springing
   REPLACEMENT                                  $53,966
   ROLLOVER(4)                                 $276,000

ADDITIONAL FINANCING(5)                                                     None

CUT-OFF DATE BALANCE                                                 $92,400,000
CUT-OFF DATE BALANCE/SF                                                     $171
CUT-OFF DATE LTV                                                           80.0%
MATURITY DATE LTV                                                          80.0%
UW DSCR ON NCF                                                             1.38x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                           Lancaster, PA
PROPERTY TYPE                                                   Retail -- Outlet
SIZE (SF)                                                                539,661
OCCUPANCY AS OF MARCH 22, 2007                                             88.5%
YEAR BUILT / YEAR RENOVATED                                            1986 / NA
APPRAISED VALUE                                                     $115,500,000
PROPERTY MANAGEMENT                                 PA Outlet Management Company
UW ECONOMIC OCCUPANCY                                                      92.0%
UW REVENUES                                                          $12,402,854
UW TOTAL EXPENSES                                                     $4,651,922
UW NET OPERATING INCOME (NOI)                                         $7,750,932
UW NET CASH FLOW (NCF)                                                $7,315,068
--------------------------------------------------------------------------------

(1)  A First Occupancy Holdback Reserve and Second Occupancy Holdback Reserve
     were required at origination, each in the amount of $2,200,000. The First
     Occupancy Holdback Reserve will be released upon the achievement of (i) the occupancy at the Mortgaged Property is then equal to or greater than 91%
     and (ii) the annualized collected revenue is at least $12,300,000. The
     Second Occupancy Holdback Reserve will be released upon the achievement of
     (i) the occupancy at the Mortgaged Property is then equal to or greater than 92% and (ii) the annualized collected revenue is at least $12,470,000.

(2)  The Tenant Leasing Holdback Reserve will be released upon the satisfactory evidence to Lender that Olive Garden and Susquehana Bank have commenced full paying rent pursuant to their respective leases.

(3)  The Retail Brand Alliance Reserve will be released upon the settlement or full adjunction of the Retail Brand Alliance litigation.

(4)  The annual Rollover Reserve is required only for the first five years.

(5)  Future mezzanine debt is permitted, subject to certain conditions including, but not limited to: (i) an aggregate debt service coverage ratio of no less than 1.10x, (ii) the aggregate loan-to-value ratio shall not exceed 80.0%, (iii) rating agency consent and (iv) certain other conditions as specified in the related Mortgage Loan documents.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       83

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                                 ROCKVALE SQUARE
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                                                                             % OF
                                                                        % OF NET                            TOTAL
                                           RATINGS        NET RENTABLE  RENTABLE   BASE RENT     ANNUAL     ANNUAL       LEASE
TENANT                                FITCH/MOODY'S/S&P    AREA (SF)      AREA        PSF      BASE RENT  BASE RENT    EXPIRATION
----------------------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
   Pottery Barn ....................       NR/NR/NR          29,850        5.5%     $ 2.00    $   59,700      0.8%    January 2018
   VF Outlet .......................       NR/NR/NR          28,585        5.3      $ 8.00       228,680      3.1      March 2012
   Calvert Retail (Reading China) ..       NR/NR/NR          27,125        5.0      $14.24       386,260      5.2    November 2008
   Carter's Retail, Inc ............       NR/NR/NR          15,000        2.8      $13.16       197,400      2.7     October 2011
   Lenox Merchandising (The Lenox
      Outlet) ......................       NR/NR/NR          10,877        2.0      $23.08       251,041      3.4      June 2007
                                                            -------      -----                ----------    -----
   TOTAL MAJOR TENANTS .............                        111,437       20.6%     $10.08    $1,123,081     15.1%
NON-MAJOR TENANTS ..................                        365,957       67.8      $17.25     6,314,297     84.9
                                                            -------      -----                ----------    -----
OCCUPIED TOTAL .....................                        477,394       88.5%     $15.58    $7,437,379    100.0%
VACANT SPACE .......................                         62,267       11.5                ==========    =====
                                                            -------      -----
PROPERTY TOTAL .....................                        539,661      100.0%
                                                            =======      =====

                               EXPIRATION SCHEDULE

                            WA BASE                              CUMULATIVE      % OF       CUMULATIVE
             # OF LEASES   RENT/SF    TOTAL SF   % OF TOTAL SF     % OF SF    BASE RENT     % OF BASE
   YEAR        EXPIRING    EXPIRING   EXPIRING     EXPIRING*      EXPIRING*   EXPIRING*   RENT EXPIRING*
--------------------------------------------------------------------------------------------------------

   2007           18        $15.82     77,964        14.4%          14.4%       16.6%          16.6%
   2008           15        $16.78     84,162        15.6%          30.0%       19.0%          35.6%
   2009            6        $16.88     22,550         4.2%          34.2%        5.1%          40.7%
   2010           16        $17.42     68,037        12.6%          46.8%       15.9%          56.6%
   2011           21        $18.88     75,138        13.9%          60.8%       19.1%          75.7%
   2012           10        $12.61     80,527        14.9%          75.7%       13.7%          89.4%
   2013            1        $14.00      8,173         1.5%          77.2%        1.5%          90.9%
   2014            7        $16.14     15,227         2.8%          80.0%        3.3%          94.2%
   2015            0        $ 0.00          0         0.0%          80.0%        0.0%          94.2%
   2016            0        $ 0.00          0         0.0%          80.0%        0.0%          94.2%
   2017            3        $18.06     15,766         2.9%          82.9%        3.8%          98.0%
Thereafter         4        $ 4.91     29,850         5.5%          88.5%        2.0%         100.0%
  Vacant           0            NA     62,267        11.5%         100.0%        0.0%         100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       84

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                                 ROCKVALE SQUARE
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Rockvale Square Loan") is secured by both a first mortgage and a leasehold interest in a retail center located in
     Lancaster, Pennsylvania. The Rockvale Square Loan represents approximately
     2.4% of the Cut-Off Date Pool Balance. The Rockvale Square Loan provides for interest-only payments for the entire loan term.

     The Rockvale Square Loan was originated on April 20, 2007, and has a principal balance as of the Cut-Off Date of $92,400,000. The Rockvale
     Square Loan has a remaining term of 119 months and matures on May 11, 2017.
     The Rockvale Square Loan may be prepaid on or after February 11, 2017, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWER. The borrower is Rockvale Outlet Center, L.P., a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Rockvale Square Loan. The sponsor of the borrower is the PA Outlet Center General, LLC. The PA Outlet
     Center General, LLC's additional holdings include approximately 2,200,000 square feet of outlet and retail properties located in Pennsylvania, New
     Jersey and Massachusetts.

o    THE PROPERTY. The Mortgaged Property consists of 17 single-story retail buildings, which, in the aggregate, comprise approximately 539,691 square feet, situated on approximately 65.5 acres. The Mortgaged Property is located in Lancaster, Pennsylvania. As of March 22, 2007, the occupancy rate for the Mortgaged Property securing the Rockvale Square Loan was approximately 88.5%.

     The largest tenant is Pottery Barn, currently occupying approximately
     29,850 square feet, or approximately 5.5% of the net rentable area. Pottery
     Barn is a retailer of kitchen, bedroom and bath goods. Pottery Barn is a member of the Williams-Sonoma, Inc. family of retail chains, which also includes Williams Sonoma, West Elm and Design Studio. The Pottery Barn
     lease expires in January 2018. The second largest tenant is VF Outlet, currently occupying approximately 28,585 square feet, or approximately 5.3%
     of the net rentable area. VF Outlet stores sell jeans, sportswear, backpacks, swimwear and children's clothing under the JanSport, Lee,
     Nautica and Wrangler brands. The VF Outlet lease expires in March 2012. The third largest tenant is Calvert Retail (Reading China), currently occupying approximately 27,125 square feet, or approximately 5.0% of the net rentable area. The Calvert Retail (Reading China) lease expires in November 2008.

o    LOCKBOX ACCOUNT. The related Mortgage Loan documents do not require a lockbox account.

o    MANAGEMENT. PA Outlet Management Company, an affiliate of the sponsor, is the property manager for the Mortgaged Property securing the Rockvale
     Square Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       85

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       86

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                                  CENTERSIDE II
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       87

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                                  CENTERSIDE II
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       88

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                                 CENTERSIDE II
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $89,300,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     2.3%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                                   The Irvine Company LLC
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.645%
MATURITY DATE                                                   October 11, 2017
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                         126
ORIGINAL TERM / AMORTIZATION                                            126 / IO
REMAINING TERM / AMORTIZATION                                           124 / IO
LOCKBOX                                                                      Yes

UP-FRONT RESERVES
   TI/LC(1)                                  $3,756,047
   DEBT SERVICE(2)                           $2,232,415
   CAPEX(1)                                  $4,833,716

ONGOING ANNUAL RESERVES
   TAX/INSURANCE                              Springing
   REPLACEMENT(3)                             Springing

ADDITIONAL FINANCING(4)                          B-Note              $30,000,000

                                               TRUST ASSET   WHOLE MORTGAGE LOAN
                                               -----------   -------------------
CUT-OFF DATE BALANCE                           $89,300,000          $119,300,000
CUT-OFF DATE BALANCE/SF                               $311                  $415
CUT-OFF DATE LTV                                     56.1%                 75.0%
MATURITY DATE LTV                                    56.1%                 75.0%
UW DSCR ON NCF(5)                                    1.66x                 1.25x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                           San Diego, CA
PROPERTY TYPE                                                  Office - Suburban
SIZE (SF)                                                                287,494
OCCUPANCY AS OF MARCH 26, 2007                                             88.7%
YEAR BUILT / YEAR RENOVATED                                            1987 / NA
APPRAISED VALUE                                                     $159,100,000
PROPERTY MANAGEMENT                                       The Irvine Company LLC
UW ECONOMIC OCCUPANCY                                                      95.0%
UW REVENUES                                                          $13,087,597
UW TOTAL EXPENSES                                                     $4,608,164
UW NET OPERATING INCOME (NOI)                                         $8,479,433
UW NET CASH FLOW (NCF)(5)                                             $8,385,921
--------------------------------------------------------------------------------

(1)  The borrower may substitute a letter of credit or guaranty in an amount equal to the balance in the reserve. Funds in the reserve (up to $966,743 for the CapEx reserve) may be used to pay operating expenses and debt service shortfalls after the debt service reserve has been exhausted. The letter of credit or guaranty may be released upon the achievement of a DSC
     Ratio of at least 1.20x for six consecutive months.

(2)  There is a shortfall in the related Mortgaged Property cash flow to fully cover debt service payments. Amount held in the debt service reserve will be released as needed to cover the debt service shortfall. The borrower may substitute a letter of credit or guaranty in an amount equal to the balance in the reserve. The letter of credit or guaranty may be released upon the achievement of a DSC Ratio of at least 1.05x for six consecutive months.

(3)  Ongoing annual replacement reserves of $43,128 will be required upon an event of default or upon certain other conditions as specified in the related Mortgage Loan documents.

(4)  Future mezzanine debt is permitted, subject to certain conditions including, but not limited to: (i) an aggregate DSC Ratio of no less than
     1.10x, (ii) the aggregate LTV ratio shall not exceed 90.0%, (iii) rating agency consent, (iv) the mezzanine lender shall enter into an acceptable intercreditor agreement and (v) certain other conditions as specified in the related Mortgage Loan documents.

(5)  The UW NCF was derived based on certain assumptions, including that leases rolling during the loan term would be marked to market rents and that the property would achieve a stabilized occupancy rate. If such occupancy and rental rates are not executed, then the property NCF will be negatively affected. The "as-is" DSCR for the Trust Asset is 0.97x and the whole
     Mortgage Loan is 0.73x.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       89

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                                  CENTERSIDE II
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                RATINGS(1)                    % OF NET
                                              FITCH/MOODY'S/   NET RENTABLE   RENTABLE
TENANT                                              S&P          AREA (SF)      AREA
--------------------------------------------------------------------------------------

MAJOR TENANTS
   AIG Marketing, Inc. ....................      AA/Aa2/AA         55,231       19.2%
   Commonwealth Land Title Company ........    BBB-/NR/BBB-        34,177       11.9
   Health Net .............................     BB+/Ba2/BB+        29,466       10.2
   Phoenix Home Life Insurance Company ....     A-/Baa2/A-         15,838        5.5
   Metropolitan Life Insurance Company ....      A+/A1/AA          14,819        5.2
   U.S. Financial Management, Inc .........      NR/NR/NR          14,271        5.0
                                                                  -------      -----
   TOTAL MAJOR TENANTS ....................                       163,802       57.0%
NON-MAJOR TENANTS .........................                        91,263       31.7
                                                                  -------      -----
OCCUPIED TOTAL ............................                       255,065       88.7%
VACANT SPACE ..............................                        32,429       11.3
                                                                  -------      -----
PROPERTY TOTAL ............................                       287,494      100.0%
                                                                  =======      =====

                                                                         % OF TOTAL
                                               BASE RENT      ANNUAL     ANNUAL BASE         LEASE
TENANT                                            PSF       BASE RENT        RENT          EXPIRATION
---------------------------------------------------------------------------------------------------------

MAJOR TENANTS
   AIG Marketing, Inc. ....................     $31.34     $1,731,093       22.2%      Multiple Spaces(2)
   Commonwealth Land Title Company ........     $27.48        939,017       12.0            May 2011
   Health Net .............................     $29.40        866,306       11.1           August 2009
   Phoenix Home Life Insurance Company ....     $31.13        493,037        6.3          January 2008
   Metropolitan Life Insurance Company ....     $31.52        467,095        6.0          February 2011
   U.S. Financial Management, Inc .........     $29.40        419,567        5.4           August 2008
                                                           ----------      -----
   TOTAL MAJOR TENANTS ....................     $30.01     $4,916,116       62.9%
NON-MAJOR TENANTS .........................     $31.77      2,898,978       37.1
                                                           ----------      -----
OCCUPIED TOTAL ............................     $30.64     $7,815,094      100.0%
                                                           ==========      =====
VACANT SPACE ..............................
PROPERTY TOTAL ............................

(1)  Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)  Under the terms of multiple leases, 18,410 square feet expire in Septermber
     2007 and 36,821 square feet expire in August 2011.

                            LEASE EXPIRATION SCHEDULE

             # OF LEASES   WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF   CUMULATIVE % OF SF   % OF BASE RENT   CUMULATIVE % OF BASE
   YEAR        EXPIRING        EXPIRING      EXPIRING     EXPIRING*          EXPIRING*          EXPIRING*        RENT EXPIRING*
----------------------------------------------------------------------------------------------------------------------------------

    2007          10            $31.27        31,498        11.0%               11.0%              12.6%              12.6%
    2008          10            $31.15        61,372        21.3%               32.3%              24.5%              37.1%
    2009          11            $30.22        53,603        18.6%               50.9%              20.7%              57.8%
    2010           6            $32.73        14,310         5.0%               55.9%               6.0%              63.8%
    2011          16            $30.02        94,282        32.8%               88.7%              36.2%             100.0%
    2012           0            $ 0.00             0         0.0%               88.7%               0.0%             100.0%
    2013           0            $ 0.00             0         0.0%               88.7%               0.0%             100.0%
    2014           0            $ 0.00             0         0.0%               88.7%               0.0%             100.0%
    2015           0            $ 0.00             0         0.0%               88.7%               0.0%             100.0%
    2016           0            $ 0.00             0         0.0%               88.7%               0.0%             100.0%
    2017           0            $ 0.00             0         0.0%               88.7%               0.0%             100.0%
Thereafter         0            $ 0.00             0         0.0%               88.7%               0.0%             100.0%
   Vacant          0                NA        32,429        11.3%              100.0%               0.0%             100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       90

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                                  CENTERSIDE II
--------------------------------------------------------------------------------

THE LOAN. The Mortgage Loan (the "Centerside II Loan") is secured by a first mortgage encumbering the borrower's fee interest in a suburban office building located in San Diego, California. The Centerside II Loan represents approximately 2.3% of the Cut-Off Date Pool Balance. The Centerside II Loan was
originated on March 29, 2007 and has a principal balance as of the Cut-Off Date of $89,300,000. The Centerside II Loan is a portion of a whole loan with an original principal balance of $119,300,000. The other loan related to the
Centerside II Loan is evidenced by a separate subordinate note, dated March 29,
2007 (the "Centerside II Subordinate Companion Loan") with an original principal balance of $30,000,000 and, together with the Centerside II Loan, comprise the
"Centerside II Whole Loan"). The Centerside II Subordinate Companion Loan will not be an asset of the Trust Fund. The Centerside II Loan and the Centerside II
Subordinate Companion Loan are governed by an intercreditor and servicing agreement, as described in the Prospectus Supplement under "DESCRIPTION OF THE
MORTGAGE POOL--Co-Lender Loans" and will be serviced pursuant to the terms of the pooling and servicing agreement. The Centerside II Loan provides for interest-only payments for the entire loan term.

The Centerside II Loan has a remaining term of 124 months and matures on October
11, 2017. The Centerside II Loan may be prepaid on or after April 11, 2009 and through and including March 11, 2017, with payment of the greater of yield maintenance or 1.0% of the prepaid amount, without penalty thereafter, and permits defeasance with United States government obligations beginning two years after the Closing Date.

THE BORROWER. The borrower is Centerside II LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Centerside II Loan. The sponsor of the borrower is The
Irvine Company, a 140-year old privately held real estate investment company known for the communities it plans and creates on the Irvine Ranch in Orange
County, California. The company owns many office, apartment and retail properties on the Irvine Ranch and in Silicon Valley, West Los Angeles and North
San Diego, California. The Irvine Company today maintains a portfolio of approximately 400 office buildings, 39 retail centers, 80 apartment communities,
12 hotels, five marinas and three golf clubs, along with approximately 44,000 acres of undeveloped land from the original tract. The company has been recognized for its comprehensive planning and the quality of its design, architecture and landscaping in its developments in Irvine, California and parts of the neighboring cities of Newport Beach, Tustin, Laguna Beach and Orange
County, California.

THE PROPERTY. The Mortgaged Property is an approximately 287,494 square foot office building situated on approximately 7.1 acres. The Mortgaged Property was constructed in 1987. The Mortgaged Property is located in San Diego, California.
As of March 26, 2007, the occupancy rate for the Mortgaged Property securing the
Centerside II Loan was approximately 88.7%.

The largest tenant is AIG Marketing, Inc. ("AIG Marketing"), currently occupying approximately 55,231 square feet, or approximately 19.2% of the net rentable area. AIG Marketing is a subsidiary of American International Group, Inc.
("AIG"). AIG is an international insurance organization with operations in more than 130 countries and jurisdictions. As of June 1, 2007, AIG was rated "AA"
(Fitch), "Aa2" (Moody's) and "AA" (S&P). Under the terms of multiple leases, approximately 18,410 square feet of space expire in September 2007 and approximately 36,821 square feet of space expire in August 2011. The second largest tenant is Commonwealth Land Title Company ("Commonwealth"), currently occupying approximately 34,177 square feet, or approximately 11.9% of the net rentable area. Commonwealth is a subsidiary of LandAmerica Financial Group, Inc.
("LandAmerica"). Providing title insurance as well as other real estate transaction services, LandAmerica companies operate through more than 800 branch offices and a network of more than 10,000 active agents in the United States,
Mexico, Canada, the Caribbean, and Central and South America. As of June 1,
2007, Commonwealth was rated "BBB-" (S&P) and "BBB-" (Fitch). The Commonwealth lease expires in May 2011. The third largest tenant is Health Net, occupying approximately 29,466 square feet, or approximately 10.2% of the net rentable area. Health Net is one of the largest publicly traded managed health care systems in the nation, providing health benefits to more than 6 million individuals in 27 states and the District of Columbia. As of June 1, 2007,
Health Net was rated "BB+" (Fitch), "Ba2" (Moody's) and "BB+" (S&P). The Health
Net lease expires in August 2009.

LOCKBOX ACCOUNT. All tenant payments due under the applicable leases are deposited into a mortgagee-designated lockbox account.

MANAGEMENT. The Irvine Company LLC, an affiliate of the borrower, is the property manager for the Mortgaged Property securing the Centerside II Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       91

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                                  CITADEL MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $75,040,500
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.9%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                         CBL & Associates Properties, Inc
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.680%
MATURITY DATE                                                      April 1, 2017
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                        None
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          118 / 358
LOCKBOX                                                                      Yes

UP-FRONT RESERVES                                             None

ONGOING ANNUAL RESERVES
   TAX/INSURANCE                                         Springing
   TI/LC(1)                                              Springing
   CAPITAL EXPENDITURES(2)                               Springing

ADDITIONAL FINANCING(3)                                                     None

CUT-OFF DATE BALANCE                                                 $75,040,500
CUT-OFF DATE BALANCE/SF                                                     $253
CUT-OFF DATE LTV                                                           79.8%
MATURITY DATE LTV                                                          66.4%
UW DSCR ON NCF                                                             1.22x
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                          Charleston, SC
PROPERTY TYPE                                                  Retail - Anchored
SIZE (SF)                                                                296,707
OCCUPANCY AS OF MARCH 1, 2007                                              81.9%
YEAR BUILT / YEAR RENOVATED                                          1981 / 2000
APPRAISED VALUE                                                      $94,000,000
PROPERTY MANAGEMENT                            CBL & Associates Management, Inc.
UW ECONOMIC OCCUPANCY                                                      87.2%
UW REVENUES                                                          $10,792,437
UW TOTAL EXPENSES                                                     $4,077,457
UW NET OPERATING INCOME (NOI)                                         $6,714,980
UW NET CASH FLOW (NCF)                                                $6,385,216
--------------------------------------------------------------------------------

(1)  Ongoing annual deposits of $252,204 capped at 18 months ($378,306) to the
     TI/LC Reserve will be required upon an event of default or upon certain other conditions as specified in the related Mortgage Loan documents.

(2)  Ongoing annual deposits of $74,172 and capped at 24 months ($148,344) to the Capital Expenditures Reserve will be required upon an event of default or upon certain other conditions as specified in the related Mortgage Loan documents.

(3)  The borrower is permitted to incur intercompany debt, unsecured trade payables and operational debt that shall not exceed 10% of the outstanding principal balance at one time.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       92

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                                  CITADEL MALL
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                                      % OF NET
                                        RATINGS*       NET RENTABLE   RENTABLE
TENANT                             FITCH/MOODY'S/S&P     AREA (SF)      AREA
------------------------------------------------------------------------------

MAJOR TENANTS
   Old Navy ....................      BB+/Ba1/BB+          15,023         5.1%
   Finish Line .................        NR/NR/NR           10,413         3.5
   New York & Company ..........        NR/NR/NR            8,999         3.0
   f.y.e. ......................        NR/NR/NR            8,207         2.8
   Dress Barn ..................        NR/NR/NR            7,987         2.7
                                                          -------       -----
   TOTAL MAJOR TENANTS .........                           50,629        17.1%
NON-MAJOR TENANTS ..............                          192,486        64.9
                                                          -------       -----
OCCUPIED TOTAL .................                          243,115        81.9%
VACANT SPACE ...................                           53,592        18.1
                                                          -------       -----
PROPERTY TOTAL .................                          296,707       100.0%
                                                          =======       =====

                                                                  % OF TOTAL
                                   BASE RENT                      ANNUAL BASE
TENANT                                PSF      ANNUAL BASE RENT      RENT       LEASE EXPIRATION
------------------------------------------------------------------------------------------------

MAJOR TENANTS
   Old Navy ....................    $11.88        $  178,498           3.1%       January 2009
   Finish Line .................    $15.00           156,195           2.7        January 2008
   New York & Company ..........    $21.50           193,479           3.3        January 2016
   f.y.e. ......................    $13.00           106,691           1.8        January 2011
   Dress Barn ..................    $13.80           110,221           1.9        November 2013
                                                  ----------         -----
   TOTAL MAJOR TENANTS .........    $14.72        $  745,083          12.9%
NON-MAJOR TENANTS ..............    $26.22         5,047,786          87.1
                                                  ----------         -----
OCCUPIED TOTAL .................    $23.83        $5,792,869         100.0%
                                                  ==========         =====
VACANT SPACE ...................
PROPERTY TOTAL .................

*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

                            LEASE EXPIRATION SCHEDULE

                                                                                                              CUMULATIVE % OF
             # OF LEASES   WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF   CUMULATIVE % OF SF   % OF BASE RENT      BASE RENT
   YEAR        EXPIRING        EXPIRING      EXPIRING     EXPIRING*          EXPIRING*          EXPIRING*        EXPIRING*
------------------------- ----------------- ---------- --------------- -------------------- ----------------  ---------------

   2007            5           $24.92          8,280         2.8%               2.8%              3.6%              3.6%
   2008           12           $18.82         44,421        15.0%              17.8%             14.4%             18.0%
   2009           10           $21.29         28,196         9.5%              27.3%             10.4%             28.4%
   2010           20           $29.59         42,371        14.3%              41.5%             21.6%             50.0%
   2011            9           $20.48         31,777        10.7%              52.3%             11.2%             61.2%
   2012           10           $37.54         15,541         5.2%              57.5%             10.1%             71.3%
   2013            8           $23.94         20,174         6.8%              64.3%              8.3%             79.6%
   2014            2           $22.43         10,633         3.6%              67.9%              4.1%             83.8%
   2015            6           $24.42         14,140         4.8%              72.6%              6.0%             89.7%
   2016            8           $21.39         26,050         8.8%              81.4%              9.6%             99.3%
   2017            1           $25.00          1,532         0.5%              81.9%              0.7%            100.0%
Thereafter         1           $ 0.00              0         0.0%              81.9%              0.0%            100.0%
  Vacant           0               NA         53,592        18.1%             100.0%              0.0%            100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       93

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                          PORT CHESTER SHOPPING CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $70,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.8%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                                            Allan V. Rose
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.310%
MATURITY DATE                                                      June 11, 2017
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                         120
ORIGINAL TERM / AMORTIZATION                                            120 / IO
REMAINING TERM / AMORTIZATION                                           120 / IO
LOCKBOX                                                                      Yes
SHADOW RATING (MOODY'S / S&P)(1)                                        Baa3/BBB

UP-FRONT RESERVES
   TAX                                                       Yes
   ENVIRONMENTAL(2)                                      $10,000

ONGOING ANNUAL RESERVES
   TAX/INSURANCE                                   Yes/Springing
   REPLACEMENT(3)                                      Springing

ADDITIONAL FINANCING                                                        None

CUT-OFF DATE BALANCE                                                 $70,000,000
CUT-OFF DATE BALANCE / SF                                                   $133
CUT-OFF DATE LTV                                                           56.0%
MATURITY DATE LTV                                                          56.0%
UW DSCR ON NCF                                                             2.46x
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                        Port Chester, NY
PROPERTY TYPE                                                  Retail - Anchored
SIZE (SF)                                                                524,479
OCCUPANCY AS OF FEBRUARY 16, 2007                                          99.4%
YEAR BUILT / YEAR RENOVATED                                          1970 / 2007
APPRAISED VALUE                                                     $125,000,000
PROPERTY MANAGEMENT                                                 Self-Managed
UW ECONOMIC OCCUPANCY                                                      96.4%
UW REVENUES                                                          $11,989,446
UW TOTAL EXPENSES                                                     $2,616,741
UW NET OPERATING INCOME (NOI)                                         $9,372,704
UW NET CASH FLOW (NCF)                                                $9,155,416
--------------------------------------------------------------------------------

(1)  Moody's and S&P have confirmed that the Port Chester Shopping Center Loan has, in the context of its inclusion in the mortgage pool, credit characteristics consistent with an investment grade obligation.

(2)  An environmental reserve was established at closing for an ongoing operations and maintenance plan related to certain asbestos containing materials previously identified at the Mortgaged Property.

(3)  Ongoing deposits to the replacement reserve will be required upon an event of default or upon certain other conditions as specified in the related
     Mortgage Loan documents.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       94

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                          PORT CHESTER SHOPPING CENTER
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                                  % OF NET
                                     RATINGS(1)     NET RENTABLE  RENTABLE
TENANT                           FITCH/MOODY'S/S&P    AREA (SF)     AREA
--------------------------------------------------------------------------

MAJOR TENANTS
   Kohl's (2) .................        A/A3/A-         203,000      38.7%
   A & P Supermarket ..........       NR/NR/NR          51,419       9.8
   Linens & Things, Inc. ......       CCC/B3/B          49,570       9.5
   Empire State Flea Market ...       NR/NR/NR          45,000       8.6
   Jembro .....................       NR/NR/NR          20,752       4.0
                                                       -------     -----
   TOTAL MAJOR TENANTS ........                        369,741      70.5%
NON-MAJOR TENANTS .............                        151,563      28.9
                                                       -------     -----
OCCUPIED TOTAL ................                        521,304      99.4%
VACANT SPACE ..................                          3,175       0.6
                                                       -------     -----
PROPERTY TOTAL ................                        524,479     100.0%
                                                       =======     =====

                                              ANNUAL        % OF
                                 BASE RENT     BASE     TOTAL ANNUAL        LEASE
TENANT                              PSF        RENT       BASE RENT       EXPIRATION
----------------------------------------------------------------------------------------

MAJOR TENANTS
   Kohl's (2) .................    $19.07   $3,872,000      39.7%     Multiple Spaces(3)
   A & P Supermarket ..........    $12.64      649,936       6.7         December 2017
   Linens & Things, Inc. ......    $19.16      949,761       9.7         December 2015
   Empire State Flea Market ...    $ 5.77      259,650       2.7         December 2008
   Jembro .....................    $24.00      498,048       5.1         January 2017
                                            ----------     -----
   TOTAL MAJOR TENANTS ........    $16.85   $6,229,395      63.9%
NON-MAJOR TENANTS .............    $23.25    3,524,459      36.1
                                            ----------     -----
OCCUPIED TOTAL ................    $18.71   $9,753,854     100.0%
                                            ==========     =====
VACANT SPACE ..................
PROPERTY TOTAL ................

(1)  Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)  Kohl's is subleasing 47,000 square feet to A.I. Friedman, Photo Store and
     Carvel, 25,000 square feet to Bagel Emporium, Dress Barn and Rockaway
     Bedding, and 10,000 square feet to R&R Party City.

(3)  Under the terms of multiple leases, 82,000 square feet expire in December
     2009 and 121,000 square feet expire in January 2029.

                            LEASE EXPIRATION SCHEDULE

                          WA BASE                           CUMULATIVE     % OF      CUMULATIVE
            # OF LEASES   RENT/SF  TOTAL SF  % OF TOTAL SF    % OF SF   BASE RENT    % OF BASE
   YEAR       EXPIRING   EXPIRING  EXPIRING    EXPIRING*     EXPIRING*  EXPIRING*  RENT EXPIRING*
-------------------------------------------------------------------------------------------------

   2007          1        $32.30     3,000        0.6%          0.6%       1.0%         1.0%
   2008          3        $ 9.70    62,200       11.9%         12.4%       6.2%         7.2%
   2009          5        $21.73    87,781       16.7%         29.2%      19.6%        26.7%
   2010          1        $31.51     2,462        0.5%         29.6%       0.8%        27.5%
   2011          2        $36.27     2,710        0.5%         30.2%       1.0%        28.5%
   2012          4        $18.82    32,787        6.3%         36.4%       6.3%        34.9%
   2013          0        $ 0.00         0        0.0%         36.4%       0.0%        34.9%
   2014          4        $21.09    17,000        3.2%         39.6%       3.7%        38.5%
   2015          3        $20.11    52,698       10.0%         49.7%      10.9%        49.4%
   2016          3        $27.48    26,615        5.1%         54.8%       7.5%        56.9%
   2017          5        $19.21    93,051       17.7%         72.5%      18.3%        75.2%
Thereafter       3        $17.14   141,000       26.9%         99.4%      24.8%       100.0%
  Vacant         0            NA     3,175        0.6%        100.0%       0.0%       100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       95

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                                60 MADISON AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $66,500,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.7%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                                        The Moinian Group
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.753%
MATURITY DATE                                                       May 11, 2017
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                         120
ORIGINAL TERM / AMORTIZATION                                            120 / IO
REMAINING TERM / AMORTIZATION                                           119 / IO
LOCKBOX                                                                      Yes

UP-FRONT RESERVES
   TAX/INSURANCE                                         Yes
   ENGINEERING                                       $86,710
   TI/LC                                          $3,000,000
   DEBT SERVICE(1)                                $1,500,000

ONGOING ANNUAL RESERVES
   TAX/INSURANCE                                         Yes
   TI/LC                                            $186,575
   REPLACEMENT                                       $20,523

ADDITIONAL FINANCING                                                        None

CUT-OFF DATE BALANCE                                                 $66,500,000
CUT-OFF DATE BALANCE/SF                                                     $356
CUT-OFF DATE LTV                                                           79.2%
MATURITY DATE LTV                                                          79.2%
UW DSCR ON NCF(2)                                                          1.27x
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                            New York, NY
PROPERTY TYPE                                                       Office - CBD
SIZE (SF)                                                                186,575
OCCUPANCY AS OF MARCH 14, 2007                                             86.5%
YEAR BUILT / YEAR RENOVATED                                            1910 / NA
APPRAISED VALUE                                                      $84,000,000
PROPERTY MANAGEMENT                          Newmark & Company Real Estate, Inc.
UW ECONOMIC OCCUPANCY                                                      95.1%
UW REVENUES                                                           $7,975,766
UW TOTAL EXPENSES                                                     $2,912,651
UW NET OPERATING INCOME (NOI)                                         $5,063,115
UW NET CASH FLOW (NCF)(2)                                             $4,851,193
--------------------------------------------------------------------------------

(1)  There is a shortfall in the related Mortgaged Property cash flow to fully cover debt service payments. Amount held in the debt service reserve will be released as needed to cover the debt service shortfall.

(2)  The UW NCF was derived based on certain assumptions, including that leases rolling during the loan term would be marked to market rents and that the property would achieve a stabilized occupancy rate. If such occupancy and rental rates are not executed, then the property NCF will be negatively affected. The "as-is" DSCR is 0.98x.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       96

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                                60 MADISON AVENUE
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                        RATINGS(1)                  % OF NET
                                      FITCH/MOODY'S/  NET RENTABLE  RENTABLE
TENANT                                      S&P         AREA (SF)     AREA
----------------------------------------------------------------------------

MAJOR TENANTS
   Weight Watchers International ...     NR/Ba1/BB        30,160      16.2%
   Bilinguals, Inc. ................     NR/NR/NR         18,850      10.1
   Mergent, Inc. ...................     NR/NR/NR         14,800       7.9
   The City of New York ............     NR/A2/NR          8,000       4.3
   Strawberry Frog .................     NR/NR/NR          7,500       4.0
                                                         -------     -----
   TOTAL MAJOR TENANTS .............                      79,310      42.5%
NON-MAJOR TENANTS ..................                      82,005      44.0
                                                         -------     -----
OCCUPIED TOTAL .....................                     161,315      86.5%
VACANT SPACE .......................                      25,260      13.5
                                                         -------     -----
PROPERTY TOTAL .....................                     186,575     100.0%
                                                         =======     =====

                                                              % OF TOTAL
                                      BASE RENT     ANNUAL   ANNUAL BASE        LEASE
TENANT                                   PSF      BASE RENT      RENT         EXPIRATION
--------------------------------------------------------------------------------------------

MAJOR TENANTS
   Weight Watchers International ...    $39.50   $1,191,320      21.2%      September 2017
   Bilinguals, Inc. ................    $27.23      513,351       9.1     Multiple Spaces(2)
   Mergent, Inc. ...................    $33.63      497,724       8.8       September 2008
   The City of New York ............    $42.16      337,280       6.0        December 2007
   Strawberry Frog .................    $35.72      267,900       4.8        October 2010
                                                 ----------     -----
   TOTAL MAJOR TENANTS .............    $35.40   $2,807,575      49.9%
NON-MAJOR TENANTS ..................    $34.44    2,823,946      50.1
                                                 ----------     -----
OCCUPIED TOTAL .....................    $34.91   $5,631,521     100.0%
                                                 ==========     =====
VACANT SPACE .......................
PROPERTY TOTAL .....................

(1)  Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)  Under the terms of multiple leases, 1,300 square feet expire in June 2007 and 17,550 square feet expire in July 2012.

                            LEASE EXPIRATION SCHEDULE

            # OF LEASES  WA BASE RENT/SF  TOTAL SF  % OF TOTAL SF  CUMULATIVE % OF SF  % OF BASE RENT  CUMULATIVE % OF BASE
   YEAR       EXPIRING       EXPIRING     EXPIRING    EXPIRING*         EXPIRING*         EXPIRING*       RENT EXPIRING*
---------------------------------------------------------------------------------------------------------------------------

   2007         14           $33.37        32,671       17.5%            17.5%              19.4%             19.4%
   2008         14           $34.04        35,910       19.2%            36.8%              21.7%             41.1%
   2009          5           $42.75        12,100        6.5%            43.2%               9.2%             50.3%
   2010          6           $32.37        15,312        8.2%            51.5%               8.8%             59.1%
   2011          6           $39.29        14,054        7.5%            59.0%               9.8%             68.9%
   2012          2           $27.03        17,550        9.4%            68.4%               8.4%             77.3%
   2013          0           $ 0.00             0        0.0%            68.4%               0.0%             77.3%
   2014          1           $24.77         3,558        1.9%            70.3%               1.6%             78.8%
   2015          0           $ 0.00             0        0.0%            70.3%               0.0%             78.8%
   2016          0           $ 0.00             0        0.0%            70.3%               0.0%             78.8%
   2017          1           $39.50        30,160       16.2%            86.5%              21.2%            100.0%
Thereafter       0           $ 0.00             0        0.0%            86.5%               0.0%            100.0%
  Vacant         0               NA        25,260       13.5%           100.0%               0.0%            100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       97

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                            3600 WILSHIRE BOULEVARD
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $64,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.7%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                                         Dr. David Y. Lee
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.980%
MATURITY DATE                                                      June 11, 2017
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                         120
ORIGINAL TERM / AMORTIZATION                                            120 / IO
REMAINING TERM / AMORTIZATION                                           120 / IO
LOCKBOX                                                                      Yes

UP-FRONT RESERVES
   TAX/INSURANCE                                          Yes
   ENGINEERING                                        $17,500
   TI/LC*                                            $800,000

ONGOING ANNUAL RESERVES
   TAX/INSURANCE                                          Yes
   REPLACEMENT                                        $53,847

ADDITIONAL FINANCING                                                        None

CUT-OFF DATE BALANCE                                                 $64,000,000
CUT-OFF DATE BALANCE/SF                                                     $155
CUT-OFF DATE LTV                                                           74.7%
MATURITY DATE LTV                                                          74.7%
UW DSCR ON NCF                                                             1.20x
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                         Los Angeles, CA
PROPERTY TYPE                                                       Office - CBD
SIZE (SF)                                                                414,202
OCCUPANCY AS OF APRIL 1, 2007                                              99.2%
YEAR BUILT / YEAR RENOVATED                                          1961 / 1998
APPRAISED VALUE                                                      $85,700,000
PROPERTY MANAGEMENT                                       Jamison Services, Inc.
UW ECONOMIC OCCUPANCY                                                      95.0%
UW REVENUES                                                           $7,632,647
UW TOTAL EXPENSES                                                     $2,619,622
UW NET OPERATING INCOME (NOI)                                         $5,013,025
UW NET CASH FLOW (NCF)                                                $4,605,888
--------------------------------------------------------------------------------

*    The borrower has the option to provide either (i) a payment guaranty by the sponsor in the amount of $800,000 or (ii) a reserve in the amount of
     $800,000, to be replenished at a monthly rate of $34,517 if it falls below
     $800,000.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       98

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                             3600 WILSHIRE BOULEVARD
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                                                                            % OF
                                                                                                            TOTAL
                                                                          % OF NET                         ANNUAL
                                              RATINGS       NET RENTABLE  RENTABLE    BASE    ANNUAL BASE   BASE        LEASE
TENANT                                   FITCH/MOODY'S/S&P    AREA (SF)     AREA    RENT PSF      RENT      RENT     EXPIRATION
---------------------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
   California Family Health ...........       NR/NR/NR          20,593       5.0%    $14.08    $  289,904    4.5%  September 2007
   Southwestern Pacific Land Group ....       NR/NR/NR          15,633       3.8     $14.15       221,253    3.4      June 2009
   The Philippine Consulate General ...       NR/NR/NR          14,103       3.4     $14.16       199,698    3.1   September 2009
   Graiwer & Kaplan ...................       NR/NR/NR          13,891       3.4     $13.12       182,225    2.8      June 2008
   Kenny Chung & Bee Commercial .......       NR/NR/NR          13,423       3.2     $15.03       201,711    3.1    October 2007
                                                               -------     -----               ----------  -----
   TOTAL MAJOR TENANTS ................                         77,643      18.7%    $14.10    $1,094,793   16.8%
NON-MAJOR TENANTS .....................                        333,122      80.4     $16.27     5,419,525   83.2
                                                               -------     -----               ----------  -----
OCCUPIED TOTAL ........................                        410,765      99.2%    $15.86    $6,514,318  100.0%
VACANT SPACE ..........................                          3,437       0.8               ==========  =====
                                                               -------     -----
PROPERTY TOTAL ........................                        414,202     100.0%
                                                               =======     =====

                            LEASE EXPIRATION SCHEDULE

                            WA BASE                              CUMULATIVE %   % OF BASE   CUMULATIVE %
             # OF LEASES    RENT/SF   TOTAL SF   % OF TOTAL SF       OF SF         RENT     OF BASE RENT
   YEAR        EXPIRING    EXPIRING   EXPIRING     EXPIRING*       EXPIRING*    EXPIRING*    EXPIRING*
--------------------------------------------------------------------------------------------------------

   2007           72        $14.57     117,569       28.4%           28.4%        26.3%         26.3%
   2008           59        $15.43      80,671       19.5%           47.9%        19.1%         45.4%
   2009           49        $16.07     110,908       26.8%           74.6%        27.4%         72.8%
   2010           23        $15.83      53,733       13.0%           87.6%        13.1%         85.8%
   2011            8        $18.54      11,509        2.8%           90.4%         3.3%         89.1%
   2012            6        $17.55      14,209        3.4%           93.8%         3.8%         92.9%
   2013            7        $21.55      18,168        4.4%           98.2%         6.0%         98.9%
   2014            1        $17.40       3,998        1.0%           99.2%         1.1%        100.0%
   2015            0        $ 0.00           0        0.0%           99.2%         0.0%        100.0%
   2016            0        $ 0.00           0        0.0%           99.2%         0.0%        100.0%
   2017            0        $ 0.00           0        0.0%           99.2%         0.0%        100.0%
Thereafter         0        $ 0.00           0        0.0%           99.2%         0.0%        100.0%
  Vacant           0            NA       3,437        0.8%          100.0%         0.0%        100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       99

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                                LA JOLLA CENTRE I
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $60,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.6%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                                   The Irvine Company LLC
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.645%
MATURITY DATE                                                   October 11, 2017
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                         126
ORIGINAL TERM / AMORTIZATION                                            126 / IO
REMAINING TERM / AMORTIZATION                                           124 / IO
LOCKBOX                                                                      Yes
UP-FRONT RESERVES
   TI/LC(1)                               $1,719,172
   DEBT SERVICE(2)                        $2,155,760
   CapEx(1)                               $2,777,293

ONGOING ANNUAL RESERVES
   TAX/INSURANCE                           Springing
   REPLACEMENT(3)                          Springing
ADDITIONAL FINANCING(4)                       B-Note                 $23,000,000

                                                        TRUST          WHOLE
                                                        ASSET      MORTGAGE LOAN
                                                     -----------   -------------
CUT-OFF DATE BALANCE                                 $60,000,000    $83,000,000
CUT-OFF DATE BALANCE/SF                                 $363            $502
CUT-OFF DATE LTV                                        52.8%          73.0%
MATURITY DATE LTV                                       52.8%          73.0%
UW DSCR ON NCF(5)                                       1.74x          1.26x
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                           San Diego, CA
PROPERTY TYPE                                                 Office -- Suburban
SIZE (SF)                                                                165,184
OCCUPANCY AS OF MARCH 26, 2007                                             88.9%
YEAR BUILT / YEAR RENOVATED                                            1986 / NA
APPRAISED VALUE                                                     $113,700,000
PROPERTY MANAGEMENT                                       The Irvine Company LLC
UW ECONOMIC OCCUPANCY                                                      95.0%
UW REVENUES                                                           $8,995,224
UW TOTAL EXPENSES                                                     $2,998,683
UW NET OPERATING INCOME (NOI)                                         $5,996,541
UW NET CASH FLOW (NCF)(5)                                             $5,888,017
--------------------------------------------------------------------------------

(1)  The borrower may substitute a letter of credit or guaranty in an amount equal to the balance in the reserve. Funds in the reserve (up to $555,459 for the CapEx reserve) may be used to pay operating expenses and debt service shortfalls after the debt service reserve has been exhausted. The letter of credit or guaranty may be released upon the achievement of a DSC ratio of at least 1.20x for six consecutive months.

(2)  There is a shortfall in the related Mortgaged Property cash flow to fully cover debt service payments. Amount held in debt service reserve will be released as needed to cover the debt service shortfall. The borrower may substitute a letter of credit or guaranty in an amount equal to the balance in the reserve. The letter of credit or guaranty may be released upon the achievement of a DSC ratio of at least 1.05x for six consecutive months.

(3)  Ongoing annual replacement reserves of $24,780 will be required upon an event of default or upon certain other conditions as specified in the related Mortgage Loan documents.

(4)  Future mezzanine debt is permitted, subject to certain conditions including, but not limited to: (i) an aggregate DSC ratio of no less than
     1.10x, (ii) the aggregate LTV ratio shall not exceed 90.0%, (iii) rating agency consent, (iv) the mezzanine lender shall enter into an acceptable intercreditor agreement and (v) certain other conditions as specified in the related Mortgage Loan documents.

(5)  The UW NCF was derived based on certain assumptions, including that leases rolling during the loan term would be marked to market rents and that the property would achieve a stabilized occupancy rate. If such occupancy and rental rates are not executed, then the property NCF will be negatively affected. The "as-is" DSCR for the Trust Asset is 1.03x and the whole
     Mortgage Loan is 0.74x.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       100

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                                LA JOLLA CENTRE I
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                                        % OF NET              ANNUAL        % OF
                                            RATINGS*      NET RENTABLE  RENTABLE    BASE       BASE     TOTAL ANNUAL      LEASE
TENANT                                 FITCH/MOODY'S/S&P    AREA (SF)     AREA    RENT PSF     RENT       BASE RENT     EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
   Colliers Iliff Thorn & Company ...       NR/NR/NR          20,707      12.5%    $34.80   $  720,604      13.9%     November 2016
   IBM ..............................       A+/A1/A+          16,054       9.7     $31.94      512,765       9.9        July 2010
   LMA North America, Inc. ..........       NR/NR/NR          14,734       8.9     $31.83      468,983       9.1        April 2010
   Union Bank of California N.A. ....      A+/Aa3/A+          14,274       8.6     $41.89      597,931      11.5       August 2011
   HQ Global Workplaces, Inc. .......       NR/NR/NR          13,137       8.0     $35.84      470,830       9.1       January 2012
                                                             -------     -----              ----------     -----
   TOTAL MAJOR TENANTS ..............                         78,906      47.8%    $35.12   $2,771,113      53.5%
NON-MAJOR TENANTS ...................                         67,950      41.1     $35.44    2,408,394      46.5
                                                             -------     -----              ----------     -----
OCCUPIED TOTAL ......................                        146,856      88.9%    $35.27   $5,179,507     100.0%
VACANT SPACE ........................                         18,328      11.1              ==========     =====
                                                             -------     -----
PROPERTY TOTAL ......................                        165,184     100.0%
                                                             =======     =====

*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

                            LEASE EXPIRATION SCHEDULE

                                                                                                              CUMULATIVE % OF
             # OF LEASES   WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF   CUMULATIVE % OF SF   % OF BASE RENT      BASE RENT
   YEAR        EXPIRING        EXPIRING      EXPIRING     EXPIRING*          EXPIRING*          EXPIRING*        EXPIRING*
-----------------------------------------------------------------------------------------------------------------------------

   2007           8             $38.97        18,589        11.3%              11.3%              14.0%             14.0%
   2008           4             $34.99        12,277         7.4%              18.7%               8.3%             22.3%
   2009           3             $32.07         8,845         5.4%              24.0%               5.5%             27.8%
   2010           8             $32.74        44,322        26.8%              50.9%              28.0%             55.8%
   2011           7             $39.23        21,541        13.0%              63.9%              16.3%             72.1%
   2012           4             $35.25        20,575        12.5%              76.4%              14.0%             86.1%
   2013           0             $ 0.00             0         0.0%              76.4%               0.0%             86.1%
   2014           0             $ 0.00             0         0.0%              76.4%               0.0%             86.1%
   2015           0             $ 0.00             0         0.0%              76.4%               0.0%             86.1%
   2016           3             $34.80        20,707        12.5%              88.9%              13.9%            100.0%
   2017           0             $ 0.00             0         0.0%              88.9%               0.0%            100.0%
Thereafter        0             $ 0.00             0         0.0%              88.9%               0.0%            100.0%
   Vacant         0                 NA        18,328        11.1%             100.0%               0.0%            100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       101

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                            450-460 PARK AVENUE SOUTH
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $54,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.4%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                                        The Moinian Group
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.695%
MATURITY DATE                                                       May 11, 2012
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                             60 / IO
REMAINING TERM / AMORTIZATION                                            59 / IO
LOCKBOX                                                                      Yes

UP-FRONT RESERVES
   TAX/INSURANCE                                         Yes
   ENGINEERING                                    $3,239,131
   TI/LC                                          $2,000,000
   DEBT SERVICE(1)                                $1,000,000

ONGOING ANNUAL RESERVES
   TAX/INSURANCE                                         Yes
   REPLACEMENT                                       $25,014
   TI/LC                                            $166,761

ADDITIONAL FINANCING                                                        None

CUT-OFF DATE BALANCE                                                 $54,000,000
CUT-OFF DATE BALANCE/SF                                                     $324
CUT-OFF DATE LTV                                                           77.1%
MATURITY DATE LTV                                                          77.1%
UW DSCR ON NCF(2)                                                          1.35x
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                            New York, NY
PROPERTY TYPE                                                      Office -- CBD
SIZE (SF)                                                                166,761
OCCUPANCY AS OF MARCH 14, 2007                                             99.3%
YEAR BUILT / YEAR RENOVATED                                            1913 / NA
APPRAISED VALUE                                                      $70,000,000
PROPERTY MANAGEMENT                          Newmark & Company Real Estate, Inc.
UW ECONOMIC OCCUPANCY                                                      95.1%
UW REVENUES                                                           $6,895,234
UW TOTAL EXPENSES                                                     $2,574,408
UW NET OPERATING INCOME (NOI)                                         $4,320,826
UW NET CASH FLOW (NCF)(2)                                             $4,139,554
--------------------------------------------------------------------------------

(1)  There is a shortfall in the related Mortgaged Property cash flow to fully cover debt service payments. Amount held in the debt service reserve will be released as needed to cover the debt service shortfall.

(2)  The UW NCF was derived based on certain assumptions, including that leases rolling during the loan term would be marked to market rents and that the property would achieve a stabilized occupancy rate. If such occupancy and rental rates are not executed, then the property NCF will be negatively affected. The "as-is" DSCR is 1.11x.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       102

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                            450-460 PARK AVENUE SOUTH
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                           NET
                                         RATINGS         RENTABLE      % OF NET
TENANT                              FITCH/MOODY'S/S&P   AREA (SF)   RENTABLE AREA
---------------------------------------------------------------------------------

MAJOR TENANTS
   WKP-Spier, LLC ...............        NR/NR/NR         26,800         16.1%
   Mimeo.Com ....................        NR/NR/NR         19,300         11.6
   Drumbeat Digital, LLC ........        NR/NR/NR         14,000          8.4
   The Analytical Group Inc. ....        NR/NR/NR         13,813          8.3
   Emerald City Media Service ...        NR/NR/NR         13,400          8.0
   SX2 Media Labs ...............        NR/NR/NR          8,270          5.0
                                                         -------        -----
   TOTAL MAJOR TENANTS ..........                         95,583         57.3%
NON-MAJOR TENANTS ...............                         69,978         42.0
                                                         -------        -----
OCCUPIED TOTAL ..................                        165,561         99.3%
VACANT SPACE ....................                          1,200          0.7
                                                         -------        -----
PROPERTY TOTAL ..................                        166,761        100.0%
                                                         =======        =====

                                                            % OF TOTAL
                                      BASE        ANNUAL      ANNUAL           LEASE
TENANT                              RENT PSF    BASE RENT    BASE RENT      EXPIRATION
-----------------------------------------------------------------------------------------

MAJOR TENANTS
   WKP-Spier, LLC ...............    $25.62    $  686,500      13.3%       November 2010
   Mimeo.Com ....................    $27.50       530,660      10.2      Multiple Spaces*
   Drumbeat Digital, LLC ........    $32.29       452,060       8.7        October 2012
   The Analytical Group Inc. ....    $26.92       371,846       7.2         March 2010
   Emerald City Media Service ...    $23.00       308,200       5.9         March 2010
   SX2 Media Labs ...............    $33.91       280,436       5.4         August 2011
                                               ----------     -----
   TOTAL MAJOR TENANTS ..........    $27.51    $2,629,702      50.8%
NON-MAJOR TENANTS ...............    $36.45     2,550,568      49.2
                                               ----------     -----
OCCUPIED TOTAL ..................    $31.29    $5,180,270     100.0%
                                               ==========     =====
VACANT SPACE ....................
PROPERTY TOTAL ..................

*    Under the terms of multiple leases, 5,500 square feet expire in September
     2012 and 13,800 square feet expire in September 2014.

                            LEASE EXPIRATION SCHEDULE

                                                                                                              CUMULATIVE % OF
             # OF LEASES   WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF   CUMULATIVE % OF SF   % OF BASE RENT      BASE RENT
    YEAR       EXPIRING        EXPIRING      EXPIRING     EXPIRING*          EXPIRING*          EXPIRING*        EXPIRING*
-----------------------------------------------------------------------------------------------------------------------------

   2007           1             $20.26         3,000         1.8%               1.8%              1.2%             1.2%
   2008           3             $25.22        10,330         6.2%               8.0%              5.0%             6.2%
   2009           2             $28.00         8,000         4.8%              12.8%              4.3%            10.5%
   2010           5             $25.74        59,713        35.8%              48.6%             29.7%            40.2%
   2011           3             $32.83        19,410        11.6%              60.2%             12.3%            52.5%
   2012           4             $42.54        28,365        17.0%              77.2%             23.3%            75.8%
   2013           1             $22.51         1,650         1.0%              78.2%              0.7%            76.5%
   2014           4             $31.60        25,593        15.3%              93.6%             15.6%            92.1%
   2015           1             $49.44         3,000         1.8%              95.4%              2.9%            95.0%
   2016           0             $ 0.00             0         0.0%              95.4%              0.0%            95.0%
   2017           1             $40.00         6,500         3.9%              99.3%              5.0%           100.0%
Thereafter        0             $ 0.00             0         0.0%              99.3%              0.0%           100.0%
  Vacant          0                 NA         1,200         0.7%             100.0%              0.0%           100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       103

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                                STADIUM CROSSINGS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $47,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.2%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                                           Sara V. Dumont
                                                                and Milton Bilak
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.590%
MATURITY DATE                                                       May 11, 2017
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                         120
ORIGINAL TERM / AMORTIZATION                                            120 / IO
REMAINING TERM / AMORTIZATION                                           119 / IO
LOCKBOX                                                                     None
UP-FRONT RESERVES
   TAX/INSURANCE                                          Yes
ONGOING ANNUAL RESERVES*
   TAX/INSURANCE                                          Yes
ADDITIONAL FINANCING                                                        None
CUT-OFF DATE BALANCE                                                 $47,000,000
CUT-OFF DATE BALANCE/SF                                                     $284
CUT-OFF DATE LTV                                                           76.1%
MATURITY DATE LTV                                                          76.1%
UW DSCR ON NCF                                                             1.30x
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                             Anaheim, CA
PROPERTY TYPE                                         Mixed Use -- Office/Retail
SIZE (SF)                                                                165,662
OCCUPANCY AS OF APRIL 4, 2007                                             100.0%
YEAR BUILT / YEAR RENOVATED                                            1970 / NA
APPRAISED VALUE                                                      $61,800,000
PROPERTY MANAGEMENT                              Stadium Crossings Manager, Inc.
UW ECONOMIC OCCUPANCY                                                      95.0%
UW REVENUES                                                           $5,453,809
UW TOTAL EXPENSES                                                     $1,767,014
UW NET OPERATING INCOME (NOI)                                         $3,686,795
UW NET CASH FLOW (NCF)                                                $3,422,168
--------------------------------------------------------------------------------

*    In the event certain tenants at the Mortgaged Property do not execute extensions of their leases, the related Borrower is obligated to (a)
     deposit certain additional cash reserves, (b) enter into a cash management agreement pursuant to which the Borrower will agree to deposit all excess cash flow from the Mortgaged Property until certain additional cash reserves are held with the mortgagee, or (c) deposit a letter of credit for the benefit of the mortgagee. The related letter of credit for certain tenants is as follows: (i) a $500,000 letter of credit regarding Spectrum
     Club (subleased to Bally's Total Fitness). (ii) a $355,000 letter of credit regarding Hewlett Packard, (iii) a $275,000 letter of credit regarding
     Agilent Technologies and (iv) a $270,000 letter of credit regarding CB
     Richard Ellis.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       104

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                                STADIUM CROSSINGS
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                      NET                                              % OF TOTAL
                                    RATINGS*        RENTABLE      % OF NET       BASE        ANNUAL      ANNUAL         LEASE
TENANT                         FITCH/MOODY'S/S&P   AREA (SF)   RENTABLE AREA   RENT PSF    BASE RENT    BASE RENT     EXPIRATION
----------------------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
   Bally's Total Fitness .....      NR/Ca/D          36,500         22.0%       $22.65    $  826,725      18.0%        June 2014
   Hewlett Packard ...........      A+/A2/A          34,209         20.6        $28.66       980,430      21.4        March 2010
   Agilent Technologies ......  BBB--/Ba1/BBB--      26,107         15.8        $28.66       748,227      16.3        March 2010
   CB Richard Ellis ..........      NR/NR/NR         25,985         15.7        $29.64       770,195      16.8      September 2009
   Rockwell Automation .......       A/A3/A          12,108          7.3        $25.96       314,324       6.9         July 2012
                                                    -------        -----                  ----------     -----
   TOTAL MAJOR TENANTS .......                      134,909         81.4%       $26.98    $3,639,901      79.4%
NON-MAJOR TENANTS ..........                         30,753         18.6        $30.65       942,510      20.6
                                                    -------        -----                  ----------     -----
OCCUPIED TOTAL .............                        165,662        100.0%       $27.66    $4,582,410     100.0%
                                                                                          ==========     =====
VACANT SPACE ...............                              0          0.0
                                                    -------        -----
PROPERTY TOTAL .............                        165,662        100.0%
                                                    =======        =====

*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

                            LEASE EXPIRATION SCHEDULE

                                                                        CUMULATIVE                      CUMULATIVE
             # OF LEASES   WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF     % OF SF    % OF BASE RENT     % OF BASE
   YEAR        EXPIRING        EXPIRING      EXPIRING     EXPIRING*      EXPIRING*      EXPIRING*     RENT EXPIRING*
--------------------------------------------------------------------------------------------------------------------

   2007           0            $ 0.00              0         0.0%           0.0%          0.0%              0.0%
   2008           3            $37.63          6,375         3.8%           3.8%          5.2%              5.2%
   2009           2            $29.90         27,260        16.5%          20.3%         17.8%             23.0%
   2010           2            $28.66         60,316        36.4%          56.7%         37.7%             60.7%
   2011           3            $24.36         14,561         8.8%          65.5%          7.7%             68.5%
   2012           1            $25.96         12,108         7.3%          72.8%          6.9%             75.3%
   2013           0            $ 0.00              0         0.0%          72.8%          0.0%             75.3%
   2014           1            $22.65         36,500        22.0%          94.8%         18.0%             93.4%
   2015           0            $ 0.00              0         0.0%          94.8%          0.0%             93.4%
   2016           0            $ 0.00              0         0.0%          94.8%          0.0%             93.4%
   2017           0            $ 0.00              0         0.0%          94.8%          0.0%             93.4%
Thereafter        2            $35.49          8,542         5.2%         100.0%          6.6%            100.0%
   Vacant         0                NA              0         0.0%         100.0%          0.0%            100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       105

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                               LA JOLLA CENTRE II
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $46,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.2%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                                   The Irvine Company LLC
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.645%
MATURITY DATE                                                   October 11, 2017
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                         126
ORIGINAL TERM / AMORTIZATION                                            126 / IO
REMAINING TERM / AMORTIZATION                                           124 / IO
LOCKBOX                                                                      Yes
UP-FRONT RESERVES
   TI/LC(1)                                  $1,940,921
   DEBT SERVICE(2)                           $2,838,205
   CAPEX(1)                                  $2,469,040
ONGOING ANNUAL RESERVES
   TAX/INSURANCE                              Springing
   REPLACEMENT(3)                             Springing
ADDITIONAL FINANCING(4)                          B-Note              $29,000,000

                                               TRUST ASSET   WHOLE MORTGAGE LOAN
                                               -----------   -------------------
CUT-OFF DATE BALANCE                           $46,000,000       $75,000,000
CUT-OFF DATE BALANCE/SF                            $313              $510
CUT-OFF DATE LTV                                   45.7%             74.5%
MATURITY DATE LTV                                  45.7%             74.5%
UW DSCR ON NCF(5)                                  2.11x             1.29x
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                           San Diego, CA
PROPERTY TYPE                                                 Office -- Suburban
SIZE (SF)                                                                147,047
OCCUPANCY AS OF MARCH 26, 2007                                             98.0%
YEAR BUILT / YEAR RENOVATED                                            1989 / NA
APPRAISED VALUE                                                     $100,700,000
PROPERTY MANAGEMENT                                       The Irvine Company LLC
UW ECONOMIC OCCUPANCY                                                      95.0%
UW REVENUES                                                           $8,140,927
UW TOTAL EXPENSES                                                     $2,659,048
UW NET OPERATING INCOME (NOI)                                         $5,481,878
UW NET CASH FLOW (NCF)(5)                                             $5,481,878
--------------------------------------------------------------------------------

(1)  The borrower may substitute a letter of credit or guaranty in an amount equal to the balance in the reserve. Funds in the reserve (up to $493,808 for the CapEx reserve) may be used to pay operating expenses and debt service shortfalls after the debt service reserve has been exhausted. The letter of credit or guaranty may be released upon the achievement of a DSC ratio of at least 1.20x for six consecutive months.

(2)  There is a shortfall in the related Mortgaged Property cash flow to fully cover debt service payments. Amount held in the debt service reserve will be released as needed to cover the debt service shortfall. The borrower may substitute a letter of credit or guaranty in an amount equal to the balance in the reserve. The letter of credit or guaranty may be released upon the achievement of a DSC ratio of at least 1.05x for six consecutive months.

(3)  Ongoing annual replacement reserves of $22,056 will be required upon an event of default or upon certain other conditions as specified in the related Mortgage Loan documents.

(4)  Future mezzanine debt is permitted, subject to certain conditions including, but not limited to: (i) an aggregate DSC ratio of no less than
     1.10x, (ii) the aggregate LTV ratio shall not exceed 90.0%, (iii) rating agency consent, (iv) the mezzanine lender shall enter into an acceptable intercreditor agreement and (v) certain other conditions as specified in the related Mortgage Loan documents.

(5)  The UW NCF was derived based on certain assumptions, including that leases rolling during the loan term would be marked to market rents and that the property would achieve a stabilized occupancy rate. If such occupancy and rental rates are not executed, then the property NCF will be negatively affected. The "as-is" DSCR for the Trust Asset is 1.14x and the whole
     Mortgage Loan is 0.70x.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       106

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                               LA JOLLA CENTRE II
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                                           % OF NET
                                              RATINGS       NET RENTABLE   RENTABLE
TENANT                                  FITCH/MOODY'S/S&P    AREA (SF)       AREA
-----------------------------------------------------------------------------------

MAJOR TENANTS
   Chatham Capital* .................        NR/NR/NR           22,615       15.4%
   Marcus & Millichap Real Estate ...        NR/NR/NR           15,256       10.4
   Scott Wage .......................        NR/NR/NR           13,391        9.1
   Microsoft Corporation ............        NR/NR/NR           12,576        8.6
   EOP Management Office ............        NR/NR/NR            7,016        4.8
   Radio 1210, Inc. .................        NR/NR/NR            6,869        4.7
                                                               -------      -----
   TOTAL MAJOR TENANTS(2) ...........                           77,723       52.9%

NON-MAJOR TENANTS ...................                           66,450       45.2
                                                               -------      -----

OCCUPIED TOTAL ......................                          144,173       98.0%

VACANT SPACE ........................                            2,874        2.0
                                                               -------      -----

PROPERTY TOTAL ......................                          147,047      100.0%
                                                               =======      =====

                                                     ANNUAL        % OF
                                          BASE        BASE      TOTAL ANNUAL       LEASE
TENANT                                  RENT PSF      RENT        BASE RENT      EXPIRATION
--------------------------------------------------------------------------------------------

MAJOR TENANTS
   Chatham Capital* .................    $32.28    $  730,012       16.5%      February 2011
   Marcus & Millichap Real Estate ...    $32.93       502,399       11.3       November 2010
   Scott Wage .......................    $36.22       484,993       10.9       December 2007
   Microsoft Corporation ............    $30.55       384,197        8.7        August 2010
   EOP Management Office ............        --            --          0             NA
   Radio 1210, Inc. .................    $35.84       246,185        5.5         July 2011
                                                   ----------      -----
   TOTAL MAJOR TENANTS(2) ...........    $30.21    $2,347,786       52.9%

NON-MAJOR TENANTS ...................    $31.43     2,088,703       47.1
                                                   ----------      -----

OCCUPIED TOTAL ......................    $30.77    $4,436,489      100.0%
                                                   ==========      =====

VACANT SPACE

PROPERTY TOTAL

*    Chatham Capital is subleasing 16,737 square feet to Mintz Levin.

                            LEASE EXPIRATION SCHEDULE

                                                                                                              CUMULATIVE % OF
             # OF LEASES   WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF   CUMULATIVE % OF SF   % OF BASE RENT     BASE RENT
   YEAR        EXPIRING        EXPIRING      EXPIRING     EXPIRING*          EXPIRING*          EXPIRING*       EXPIRING*
-----------------------------------------------------------------------------------------------------------------------------

    2007          11            $23.99        34,389        23.4%              23.4%              18.6%             18.6%
    2008           3            $32.62         3,452         2.3%              25.7%               2.5%             21.1%
    2009          11            $32.01        34,068        23.2%              48.9%              24.6%             45.7%
    2010           3            $31.86        27,832        18.9%              67.8%              20.0%             65.7%
    2011           6            $32.97        35,391        24.1%              91.9%              26.3%             92.0%
    2012           0            $ 0.00             0         0.0%              91.9%               0.0%             92.0%
    2013           0            $ 0.00             0         0.0%              91.9%               0.0%             92.0%
    2014           1            $42.60         5,893         4.0%              95.9%               5.7%             97.7%
    2015           1            $33.10         3,148         2.1%              98.0%               2.3%            100.0%
    2016           0            $ 0.00             0         0.0%              98.0%               0.0%            100.0%
    2017           0            $ 0.00             0         0.0%              98.0%               0.0%            100.0%
Thereafter         0            $ 0.00             0         0.0%              98.0%               0.0%            100.0%
   Vacant          0                NA         2,874         2.0%             100.0%               0.0%            100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       107

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                                ROOSEVELT SQUARE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $46,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.2%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                                            John Dewberry
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.550%
MATURITY DATE                                                       May 11, 2017
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                         120
ORIGINAL TERM / AMORTIZATION                                            120 / IO
REMAINING TERM / AMORTIZATION                                           119 / IO
LOCKBOX                                                                     None

UP-FRONT RESERVES
   TAX                                                       Yes

ONGOING ANNUAL RESERVES
   TAX/INSURANCE                                   Yes/Springing

ADDITIONAL FINANCING*                                                       None

CUT-OFF DATE BALANCE                                                 $46,000,000
CUT-OFF DATE BALANCE/SF                                                     $149
CUT-OFF DATE LTV                                                           78.0%
MATURITY DATE LTV                                                          78.0%
UW DSCR ON NCF                                                             1.20x
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                        Jacksonville, FL
PROPERTY TYPE                                                 Retail -- Anchored
SIZE (SF)                                                                309,360
OCCUPANCY AS OF MAY 1, 2007                                                96.0%
YEAR BUILT / YEAR RENOVATED                                          1961 / 1998
APPRAISED VALUE                                                      $59,000,000
PROPERTY MANAGEMENT                                 Dewberry Capital Corporation
UW ECONOMIC OCCUPANCY                                                      95.5%
UW REVENUES                                                           $4,453,859
UW TOTAL EXPENSES                                                     $1,209,707
UW NET OPERATING INCOME (NOI)                                         $3,244,151
UW NET CASH FLOW (NCF)                                                $3,057,096
--------------------------------------------------------------------------------

*    Future mezzanine debt is permitted, subject to certain conditions including, but not limited to: (i) an aggregate debt service coverage ratio of no less than 1.20x, (ii) the aggregate loan-to-value ratio shall not exceed 80.0%, (iii) rating agency consent and (iv) certain other conditions as specified in the related Mortgage Loan documents.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       108

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                                ROOSEVELT SQUARE
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                                    % OF NET
                                     RATINGS(1)      NET RENTABLE   RENTABLE
TENANT                           FITCH/MOODY'S/S&P     AREA (SF)      AREA
----------------------------------------------------------------------------

MAJOR TENANTS
   Belk(2) ...................        NR/NR/NR           67,267       21.7%
   Publix ....................        NR/NR/NR           51,420       16.6
   Stein Mart ................        NR/NR/NR           46,021       14.9
   CVS(3) ....................     BBB/Baa2/BBB+         13,200        4.3
   West Marine ...............        NR/NR/NR            8,120        2.6
                                                        -------      -----
   TOTAL MAJOR TENANTS .......                          186,028       60.1%

NON-MAJOR TENANTS ............                          111,082       35.9
                                                        -------      -----
OCCUPIED TOTAL ...............                          297,110       96.0%
VACANT SPACE .................                           12,250        4.0
                                                        -------      -----
PROPERTY TOTAL ...............                          309,360      100.0%
                                                        =======      =====

                                                                % OF TOTAL
                                 BASE RENT                      ANNUAL BASE
TENANT                              PSF      ANNUAL BASE RENT      RENT       LEASE EXPIRATION
-----------------------------------------------------------------------------------------------

MAJOR TENANTS
 Belk(2) .....................     $ 3.50        $  235,347          6.8%        January 2012
 Publix ......................     $ 9.50           488,490         14.1           July 2018
 Stein Mart ..................     $ 5.75           264,621          7.6         November 2008
 CVS(3) ......................     $16.27           214,707          6.2        September 2011
 West Marine .................     $15.00           121,800          3.5         January 2008
                                                 ----------        -----
 TOTAL MAJOR TENANTS .........     $ 7.12        $1,324,965         38.2%

NON-MAJOR TENANTS ............     $19.32         2,146,401         61.8
                                                 ----------        -----
OCCUPIED TOTAL ...............     $11.68        $3,471,366        100.0%
                                                 ==========        =====
VACANT SPACE .................
PROPERTY TOTAL ...............

(1)  Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)  Belk pays rent at the rate of 2% of annual gross revenue. Annual base rent is based on 2006 gross revenues.

(3)  CVS pays rent at the rate of $2.64 per square foot plus 2.5% of annual gross revenues over $1.392 million. Annual base rent is based on 2006 gross revenues.

                            LEASE EXPIRATION SCHEDULE

             # OF LEASES   WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF   CUMULATIVE % OF SF   % OF BASE RENT   CUMULATIVE % OF BASE
    YEAR      EXPIRING        EXPIRING       EXPIRING     EXPIRING*          EXPIRING*          EXPIRING*        RENT EXPIRING*
-----------------------------------------------------------------------------------------------------------------------------------

   2007            1            $23.69         1,050         0.3%               0.3%               0.7%                0.7%
   2008           17            $11.84        93,117        30.1%              30.4%              31.7%               32.5%
   2009            9            $18.64        22,175         7.2%              37.6%              11.9%               44.4%
   2010            6            $21.30        12,000         3.9%              41.5%               7.4%               51.7%
   2011            6            $16.96        25,452         8.2%              49.7%              12.4%               64.2%
   2012            4            $ 5.20        72,827        23.5%              73.3%              10.9%               75.1%
   2013            1            $25.42         4,570         1.5%              74.7%               3.3%               78.4%
   2014            1            $18.04         5,688         1.8%              76.6%               3.0%               81.4%
   2015            0            $ 0.00             0         0.0%              76.6%               0.0%               81.4%
   2016            0            $ 0.00             0         0.0%              76.6%               0.0%               81.4%
   2017            0            $ 0.00             0         0.0%              76.6%               0.0%               81.4%
Thereafter         3            $10.73        60,231        19.5%              96.0%              18.6%              100.0%
  Vacant           0                NA        12,250         4.0%             100.0%               0.0%              100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       109

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
                             MARRIOTT -- MOBILE, AL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $44,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.1%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                              Columbia Sussex Corporation
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.890%
MATURITY DATE                                                       May 11, 2017
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          18
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          119 / 360
LOCKBOX                                                                      Yes
UP-FRONT RESERVES
   TAX/INSURANCE                               Yes

ONGOING ANNUAL RESERVES
   TAX/INSURANCE                               Yes
   FF&E*                                       Yes

ADDITIONAL FINANCING                                                        None
CUT-OFF DATE BALANCE                                                 $44,000,000
CUT-OFF DATE BALANCE/ROOM                                               $175,299
CUT-OFF DATE LTV                                                           75.2%
MATURITY DATE LTV                                                          65.8%
UW DSCR ON NCF                                                             1.31x
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                              Mobile, AL
PROPERTY TYPE                                        Hospitality -- Full Service
SIZE (ROOMS)                                                                 251
OCCUPANCY AS OF TTM DECEMBER 31, 2006                                      68.4%
YEAR BUILT / YEAR RENOVATED                                          1979 / 2001
APPRAISED VALUE                                                      $58,500,000
PROPERTY MANAGEMENT                                  Columbia Sussex Corporation
UW ECONOMIC OCCUPANCY                                                      70.0%
UW REVENUES                                                          $10,836,965
UW TOTAL EXPENSES                                                     $6,189,120
UW NET OPERATING INCOME (NOI)                                         $4,647,845
UW NET CASH FLOW (NCF)                                                $4,105,997
--------------------------------------------------------------------------------

*    The annual FF&E reserve shall be $541,848 for the first year, and thereafter 4% of total property revenues.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       110

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32

--------------------------------------------------------------------------------
                             MARRIOTT -- MOBILE, AL
--------------------------------------------------------------------------------

                                FACILITY SUMMARY

GUEST ROOMS                                                               NUMBER
--------------------------------------------------------------------------------

Double Rooms ..........................................................      154
King Rooms ............................................................       94
Suites ................................................................        3
                                                                             ---
   TOTAL ..............................................................      251
                                                                             ===
FOOD AND BEVERAGE
--------------------------------------------------------------------------------
Restaurant .......................................................
Lounge ...........................................................

MEETING AND BANQUET SPACE                                            SQUARE FEET
--------------------------------------------------------------------------------
Meeting Rooms ....................................................      9,748
   TOTAL .........................................................      9,748
                                                                        =====
AMENITIES
--------------------------------------------------------------------------------
Outdoor Pool .....................................................
Jacuzzi ..........................................................
Fitness Center ...................................................
Hot Tub ..........................................................
Business Center ..................................................

                               FINANCIAL SCHEDULE

YEAR                                                 2005    2006-2007     UW
--------------------------------------------------------------------------------

Occupancy ......................................      80.6%     66.3%*     70.0%
ADR ............................................   $107.17   $129.92    $130.00
REVPAR .........................................   $ 86.43   $ 86.11    $ 91.00

*    Based on trailing 12-month period.

                               COMPETITIVE SUMMARY

                                                                                    ESTIMATED 2006*
                                                         ----------------------------------------------------------------------
                                             NUMBER OF                                   OCCUPANCY        ADR          REVPAR
PROPERTY                                       ROOMS     OCCUPANCY     ADR     REVPAR   PENETRATION   PENETRATION   PENETRATION
-------------------------------------------------------------------------------------------------------------------------------

Marriott -- Mobile, AL (subject) .........      251        67.9%     $129.05   $87.57      111.0%        138.5%        153.7%
Competitive Set ..........................      976        61.2%     $ 93.15   $56.96         NA            NA            NA

*    The information above is based on a report prepared by Smith Travel
     Research, dated January 2007, which identified five hospitality properties within the competitive set for the Mortgaged Property. The competitive set includes: (i) the Riverview Plaza comprised of 374 rooms and built in 1982,
     (ii) the Courtyard Mobile comprised of 78 rooms and built in 1994, (iii)
     the Best Western Ashbury Hotel & Suites comprised of 195 rooms and built in
     1972, (iv) the Holiday Inn Mobile Bellingrath Gardens comprised of 159 rooms and built in 1972 and (v) the Radisson Admiral Semmes Hotel comprised of 170 rooms, built in 1940 and renovated in 1995.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       111

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------

ADDITIONAL MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

o    GENERAL. For a detailed presentation of certain characteristics of the
     Mortgage Loans and Mortgaged Properties, on an individual basis and in tabular format, see Annex A-1 to the Prospectus Supplement. See Annex A-2
     to the Prospectus Supplement for certain information regarding multifamily
     Mortgaged Properties. See Annex A-3 to the Prospectus Supplement for
     certain information with respect to capital improvement, replacement and tenant improvement reserve accounts. See Annex A-4 to the Prospectus
     Supplement for certain information relating to the commercial tenants at the Mortgaged Properties. See Annex A-5 to the Prospectus Supplement for
     certain information relating to cross-collateralized and cross-defaulted
     Mortgage Loans. See Annex A-6 to the Prospectus Supplement for certain information relating to the Siena Office Park Mortgage Loan.

                        SIGNIFICANT SPONSOR CONCENTRATION

                                                                                     AGGREGATE
                                                     # OF LOANS/                      CUT-OFF
                                                      MORTGAGED         LOAN           DATE
SPONSOR                                               PROPERTIES       NUMBER         BALANCE
-----------------------------------------------------------------------------------------------

Beacon Capital Strategic Partners V, LP ..........      1/20             1         $414,000,000
Developers Diversified Realty Corporation (DDR)         2/55            3, 6       $331,250,000
ING Clarion Partners .............................      1/46             2         $283,850,000
The Moinian Group ................................       4/4       8, 13, 16, 44   $237,500,000
Sharon Sutton ....................................       1/1             4         $200,000,000
The Irvine Company LLC ...........................       3/3         10, 15, 18    $195,300,000

                                                                    WEIGHTED                      WEIGHTED
                                                         % OF        AVERAGE       WEIGHTED       AVERAGE
                                                     CUT-OFF DATE    CUT-OFF      AVERAGE UW      MORTGAGE
SPONSOR                                              POOL BALANCE   DATE LTV   DSC RATIO ON NCF     RATE
----------------------------------------------------------------------------------------------------------

Beacon Capital Strategic Partners V, LP ..........       10.7%        78.7%          1.27x         5.797%
Developers Diversified Realty Corporation (DDR)           8.6%        64.7%          1.51x         5.570%
ING Clarion Partners .............................        7.4%        63.8%          2.14x         5.663%
The Moinian Group ................................        6.2%        75.1%          1.40x         5.708%
Sharon Sutton ....................................        5.2%        66.7%          1.25x         5.920%
The Irvine Company LLC ...........................        5.1%        52.6%          1.79x         5.645%

o    CROSS-COLLATERALIZED AND CROSS-DEFAULTED MORTGAGE LOANS. Three (3) groups of Mortgage Loans, representing approximately 1.0% of the Cut-Off Date Pool
     Balance, are cross-collateralized and/or cross-defaulted with one or more
     Mortgage Loans in the Mortgage Pool as indicated in Annex A-5 to the
     Prospectus Supplement. As of the Closing Date, no Mortgage Loan (other than the Co-Lender Loans described on the next page) will be
     cross-collateralized or cross-defaulted with any loan that is not included in the Mortgage Pool. The Master Servicer or the Special Servicer, as the
     case may be, will determine whether to enforce the cross-default and/or cross-collateralization rights upon a Mortgage Loan default with respect to any of these Mortgage Loans. The Certificateholders will not have any right to participate in or control any such determination. No other Mortgage
     Loans are subject to cross-collateralization or cross-default provisions.

o    DSC RATIO AND LTV RATIO ADJUSTMENTS. The DSC Ratio at certain of the
     Mortgaged Properties have been adjusted to take into account certain letters of credit, holdbacks and cash escrows retained at origination or to determine the LTV Ratios on an "as-stabilized" basis assuming certain assumptions come to pass. The DSC Ratio of certain Mortgaged Properties have been calculated based on assumptions regarding the future financial performance of the related Mortgaged Property. The table below identifies
     Mortgage Loans where the unaudited adjustments are reflected in the DSC
     Ratio and LTV Ratios, as applicable. See "RISK FACTORS--Risks Relating to
     Net Cash Flow" and "--Inspections and Appraisals May Not Accurately Reflect
     Value or Condition of Mortgaged Property" in the Prospectus Supplement.

                           ADJUSTED LTV OR DSC RATIOS

                                                                                                            % OF CUT-OFF DATE
MORTGAGE LOAN                                          # OF LOANS                 LOAN NUMBERS                 POOL BALANCE
----------------------------------------------------   ----------   -------------------------------------   -----------------

LTV ratio is based on the
   "as-stabilized" appraised value .................       18       2, 9, 10, 15, 18, 25, 31, 32, 36, 46,          21.0%
                                                                      49, 53, 55, 59, 63, 82, 104, 113
Adjustment to DSC Ratio based upon
   certain cash escrows or letters of credit .......        1                  88                                   0.2%

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       112

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------

ADDITIONAL MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

o    SUBORDINATE FINANCING.

                         EXISTING SUBORDINATE FINANCING

                                                                      # OF                  % OF CUT-OFF DATE
                                                                     LOANS   LOAN NUMBERS      POOL BALANCE
-------------------------------------------------------------------------------------------------------------

Mezzanine Debt Secured by Ownership Interests in Borrower and
   Subordinate Debt ..............................................     1          1               10.7%
Mezzanine Debt Secured by Ownership Interests in Borrower ........     3      72, 82, 87           0.8%
Unsecured Debt ...................................................     1          51               0.4%
Mezzanine Debt Secured by Ownership Interests in Borrower and
   Unsecured Debt ................................................     1          67               0.3%

                          FUTURE SUBORDINATE FINANCING

                                                                    # OF
                                                                    LOANS
-------------------------------------------------------------------------

Mezzanine Debt Secured by Ownership Interests in Borrower .......     35
Unsecured Debt ..................................................      2
Secured by Mortgaged Property ...................................      5

                                                                                                                 % OF CUT-OFF DATE
                                                                                    LOAN NUMBERS                   POOL BALANCE
                                                                    -------------------------------------------- -----------------

Mezzanine Debt Secured by Ownership Interests in Borrower .......   2, 3, 4, 6, 9, 10, 15, 18, 19, 23, 25, 27,          41.2%
                                                                      30, 31, 33, 34, 39, 41, 45, 50, 53, 60,
                                                                       67, 73, 77, 78, 87, 90, 92, 103, 108,
                                                                                109, 119, 125, 138
Unsecured Debt ..................................................                      1, 11                            12.7%
Secured by Mortgaged Property ...................................              21, 52, 75, 111, 135                      1.9%

See "RISK FACTORS--Additional Debt on Some Mortgage Loans Creates Additional
Risks" in the Prospectus Supplement.

                           SUBORDINATE COMPANION LOANS

                                                                                        CUT-OFF
                                                     CUT-OFF DATE                     SUBORDINATE
                                             LOAN    OF PRINCIPAL   % CUT-OFF DATE   COMPANION LOAN
              MORTGAGE LOAN                 NUMBER      BALANCE      POOL BALANCE       BALANCE       PRIMARY SERVICER
-----------------------------------------  -------- -------------- ---------------- --------------- - ----------------

Two Herald Square .......................       4    $200,000,000         5.2%        $50,000,000      Wachovia Bank
17 Battery Place South ..................       8      95,000,000         2.5         $13,000,000      Wachovia Bank
Centerside II ...........................      10      89,300,000         2.3         $30,000,000      Wachovia Bank
La Jolla Centre I .......................      15      60,000,000         1.6         $23,000,000      Wachovia Bank
La Jolla Centre II ......................      18      46,000,000         1.2         $29,000,000      Wachovia Bank
Courtyard by Marriott - Philadelphia, PA       26      35,000,000         0.9         $ 8,960,201      Wachovia Bank
Bunge North America .....................     100       6,262,000         0.2         $ 2,461,367      Wachovia Bank
                                                     ------------        ----
                                                     $531,562,000        13.8%
                                                     ============        ====

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       113

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C32
--------------------------------------------------------------------------------
ADDITIONAL MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

                                PARI PASSU LOANS

                                                                                              CUT-OFF DATE
                                                CUT-OFF DATE                       % OF        PARI PASSU
                                        LOAN    OF PRINCIPAL   % CUT-OFF DATE   PARI PASSU   COMPANION LOAN    CONTROLLING
                                       NUMBER      BALANCE      POOL BALANCE       DEBT          BALANCE       TRANSACTION
----------------------------------------------------------------------------------------------------------------------------

Beacon D.C. & Seattle Pool .........      1     $414,000,000        10.7%          15.3%     $2,286,000,000   MSCT 2007-IQ14
ING Hospitality Pool ...............      2      283,850,000         7.4           50.0%     $  283,850,000   WBCMT 2007-C32
DDR Southeast Pool .................      3      221,250,000         5.7           25.0%     $  663,750,000   CGCMT 2007-C6
                                                ------------        ----
                                                $919,100,000        23.8%
                                                ============        ====

See "DESCRIPTION OF THE MORTGAGE POOL--Co-Lender Loans" in the Prospectus
Supplement.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BARCLAYS CAPITAL                                            GOLDMAN, SACHS & CO.

                                       114

The file "WBCMT 2007-C32 Free Writing Prospectus Annexes A1-6.xls", which is a
Microsoft Excel*, Version 5.0 spreadsheet, provides in electronic format certain information shown in Annexes A-1, A-2, A-3, A-4, A-5 and A-6. In addition, the spreadsheet provides certain Mortgage Loan and Mortgaged Property information contained in Annex A-1 and information detailing the changes in the amount of monthly payments with regard to certain Mortgage Loans. As described under
"DESCRIPTION OF THE CERTIFICATES--Reports to Certificateholders; Available
Information" in the Prospectus Supplement, each month the Trustee will make available through its internet website an electronic file in CMSA format updating and supplementing the information contained in the "WBCMT 2007-C31 Free
Writing Prospectus Annexes A1-6.xls" file. Also included on the CD-ROM is an electronic copy of Annex B.

To open the file, insert the CD-ROM into your CD-ROM drive. Copy the file "WBCMT
2007-C32 Free Writing Prospectus Annexes A1-6.xls" to your hard drive or network drive. Open the file "WBCMT 2007-C32 Free Writing Prospectus Annexes A1-6.xls"
as you would normally open any spreadsheet in Microsoft Excel. After the file is opened, a securities law legend will be displayed. READ THE LEGEND CAREFULLY. To view the data, see the worksheets labeled "Disclaimer", "A-1 Certain
Characteristics of the Mortgage Loans and Mortgaged Properties" or "A-2 Certain
Information Regarding Multifamily Mortgaged Properties" or "A-3 Reserve Account
Information" or "A-4 Commercial Tenant Schedule" or "A-5 Certain Characteristics
of the Mortgage Loans and Mortgaged Properties (Crossed and Portfolios)" or "A-6
Debt Service Payment Schedule for the Siena Office Park Loan", respectively.

*    Microsoft Excel is a registered trademark of Microsoft Corporation.